Filed with the Securities and Exchange Commission on October 17, 1996


                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934
                               (Amendment No.__)

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                             PIMCO Advisors Funds
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                       [PIMCO ADVISORS L.P. LETTERHEAD]

                           SHAREHOLDER PROXY LETTER
                            RE-DOMICILED FUNDS ONLY

Dear PIMCO Advisors Funds Shareholder:

  We are proposing to consolidate the PIMCO Advisors Funds (your fund family) with the existing institutional PIMCO Funds family. If approved, this consolidation would provide you with a number of advantages, including a larger fund family.

WHAT THE CONSOLIDATION CHANGES

  Currently, there are two PIMCO fund families: PIMCO Advisors Funds (your fund family) and the institutional PIMCO Funds family, both of which are managed by PIMCO Advisors affiliated investment firms. The resulting Fund complex, to be known as the "PIMCO Funds", will offer both individual and institutional share classes and provide our current PIMCO Advisors Funds shareholders with several important benefits.

 .A larger fund family You will be part of a fund family which will have approximately $24 billion in assets (based on current values). This increase in size should provide the Funds with more visibility and presence in the marketplace, with the potential to attract new assets with the potential for greater portfolio diversification and transaction cost savings and efficiencies when buying and selling portfolio securities.

 . More Funds to select We will be able to offer eight additional Funds-- resulting in a broader choice of investments for shareholders looking to make free exchanges between funds or to diversify further a portfolio. Like the PIMCO Advisors Funds you now own, the eight additional Funds are managed by our well known, respected institutional asset management firms.

 . Strong performance histories While past performance is no guarantee of future results, the PIMCO Funds which will now be available to you have strong performance histories, including X 4- and 5- star rated funds by Morningstar (as of X/96).

 . Fixed fees Once the restructuring takes place, you will participate in the PIMCO Funds' "unified fee" structure that sets fixed advisory and administration fees in place of the current fluctuating expense ratios. This structure allows shareholders to know up front how much their Fund will be paying and it protects against rising fund expenses.

 . Simplified PIMCO Funds structure Having multiple fund complexes with the PIMCO name may have caused confusion for some of our shareholders, especially when they were trying to track their Fund's performance in newspaper listings. This restructuring offers a simpler, more efficient way to identify your PIMCO Funds and should result in improved press coverage.

WHAT STAYS THE SAME

  While this restructuring will bring about a lot of changes, the fundamental characteristics of your Fund will stay the same.

 . Your Fund's management and investment objective remains the same Following the restructuring, your Fund will have the same quality institutional investment team and the same investment objective.

 . Continued access to specialized, institutional expertise Each Fund you already own (except for the Precious Metals Fund), and the new ones we are adding to the Fund family, will continue to offer access to PIMCO Advisors' institutional investment management firms--each of which specializes in a specific investment discipline or style.

 . Firm commitment to shareholders PIMCO Advisors and its affiliates remain committed to shareholders, in terms of Fund performance, communications and service.

YOUR VOTE IS IMPORTANT

  After reviewing these proposed transactions, your Board of Trustees unanimously agreed that they are in the best interests of Fund shareholders and voted to approve the transactions, all as more fully described in the accompanying proxy statement. Now it is your turn to review the proposals for your Fund and vote. You are also being asked to approve new investement advisory and sub-advisory contracts. For more information about the issues requiring your vote (including the new investment advisory and sub-advisory arrangements that vary by Fund), please refer to the accompanying proxy statement.

  A special meeting of the shareholders of PIMCO Advisors Funds will be held at X:XX a.m. on December X, 1996 to vote on the specific issues of this proposed consolidation. The meeting will be held at our offices at 2187 Atlantic Street in Stamford, Connecticut. If you are not able to attend the meeting, then please use the enclosed proxy and envelope to cast your vote so that you will be represented.

  Thank you in advance for your participation in this important event.

                                          Sincerely,

                                          William D. Cvengros, Chief Executive
                                           Officer


  P.S. No matter how many shares you own, your timely vote is important. Please make the effort to complete, sign, date and mail the enclosed proxy by December X, 1996, so that your Fund will not have to incur the expense of additional mailings.

                             PIMCO ADVISORS FUNDS

                              EQUITY INCOME FUND
                              GLOBAL INCOME FUND
                                  GROWTH FUND
                                INNOVATION FUND
                              INTERNATIONAL FUND
                               OPPORTUNITY FUND
                             PRECIOUS METALS FUND
                                  TARGET FUND
                                TAX EXEMPT FUND

                             2187 ATLANTIC STREET
                          STAMFORD, CONNECTICUT 06902

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                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 20, 1996

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To the Shareholders of the above-referenced series of PIMCO Advisors Funds:

  Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of each of the Equity Income Fund, Global Income Fund, Growth Fund, Innovation Fund, International Fund, Opportunity Fund, Precious Metals Fund, Target Fund and Tax Exempt Fund (each a "Fund" and, collectively, the "Funds"), each a series of PIMCO Advisors Funds, a Massachusetts business trust (the "PAF Trust"), will be held at 11:00 a.m., Eastern time, on Friday, December 20, 1996 at 2187 Atlantic Street, Stamford, Connecticut 06902, for the following purposes:

    I. A. TO BE VOTED ON SEPARATELY BY SHAREHOLDERS OF EACH RELEVANT FUND: To vote upon the approval of an Agreement and Plan of Reorganization, in the form set forth in Appendix A-1 to the attached Proxy Statement, for adoption by each of the Equity Income, Growth, Innovation, International, Opportunity, Precious Metals, Target and Tax Exempt Funds, pursuant to which each such Fund would reorganize as a series of PIMCO Funds: Equity Advisors Series, a Massachusetts business trust, as described in Part I-A of the attached Proxy Statement.

        B. TO BE VOTED ON ONLY BY SHAREHOLDERS OF THE GLOBAL INCOME FUND: To vote upon the approval of an Agreement and Plan of Reorganization, in the form set forth in Appendix A-2 to the attached Proxy Statement, for adoption by the Global Income Fund, pursuant to which the Fund would reorganize as a series of PIMCO Funds (Pacific Investment Management Series), a Massachusetts business trust, as described in Part I-B of the attached Proxy Statement.

    II. A. TO BE VOTED ON SEPARATELY BY SHAREHOLDERS OF EACH RELEVANT
  FUND: To vote upon the approval of a new Advisory Agreement for each of the Equity Income, Growth, Innovation, International, Opportunity, Precious Metals, Target and Tax Exempt Funds, in the form set forth in Appendix B-1 to the attached Proxy Statement, between PIMCO Advisors L.P. and the PAF Trust on behalf of each such Fund, as described in Part II of the attached Proxy Statement.

        B. TO BE VOTED ON ONLY BY SHAREHOLDERS OF THE GLOBAL INCOME FUND: To vote upon the approval of a new Advisory Agreement for the Global Income Fund, in the form set forth in Appendix B-2 to the attached Proxy Statement, between Pacific Investment Management Company and the PAF Trust on behalf of the Fund, as described in Part II of the attached Proxy Statement.

    III. A. TO BE VOTED ON SEPARATELY BY SHAREHOLDERS OF EACH RELEVANT
  FUND: To vote upon the approval of a new Sub-Advisory Agreement for each of the Equity Income, Growth, Innovation, Opportunity, Target and Tax Exempt Funds, in the form set forth in Appendix C to the attached Proxy Statement, between PIMCO Advisors L.P. and Columbus Circle Investors on behalf of each such Fund and assented to by the PAF Trust, as described in Part III of the attached Proxy Statement.

  B. TO BE VOTED ON ONLY BY SHAREHOLDERS OF THE INTERNATIONAL FUND: To vote upon the approval of a new Sub-Advisory Agreement for the International Fund, in the form set forth in Appendix C to the attached Proxy Statement, between PIMCO Advisors L.P. and Blairlogie Capital Management on behalf of the Fund and assented to by the PAF Trust, as described in Part III of the attached Proxy Statement.

  C. TO BE VOTED ON ONLY BY SHAREHOLDERS OF THE PRECIOUS METALS FUND: To vote upon the approval of a new Sub-Advisory Agreement for the Precious Metals Fund, in the form set forth in Appendix C to the attached Proxy Statement, between PIMCO Advisors L.P. and Van Eck Associates Corporation on behalf of the Fund and assented to by the PAF Trust, as described in Part III of the attached Proxy Statement.

    IV. To transact such other business as may properly come before the Meeting and any adjourned session thereof.

  Shareholders of record at the close of business on October 18, 1996 are entitled to notice of, and to vote at, the Meeting.

                                          By Order of the Board of Trustees,

                                          Newton B. Schott, Jr., Clerk

Stamford, Connecticut
November 1, 1996

PLEASE RESPOND--YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.

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                                PROXY STATEMENT

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                             PIMCO ADVISORS FUNDS

                              EQUITY INCOME FUND
                              GLOBAL INCOME FUND
                                  GROWTH FUND
                                INNOVATION FUND
                              INTERNATIONAL FUND
                               OPPORTUNITY FUND
                             PRECIOUS METALS FUND
                                  TARGET FUND
                                TAX EXEMPT FUND

                             2187 ATLANTIC STREET
                          STAMFORD, CONNECTICUT 06902

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                        SPECIAL MEETING OF SHAREHOLDERS
                               DECEMBER 20, 1996

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                            SOLICITATION OF PROXIES

  The enclosed proxy is solicited on behalf of the Board of Trustees of PIMCO Advisors Funds, a Massachusetts business trust (the "PAF Trust"), for use at a Special Meeting of Shareholders (the "Meeting") of the Equity Income Fund, Global Income Fund, Growth Fund, Innovation Fund, International Fund, Opportunity Fund, Precious Metals Fund, Target Fund and Tax Exempt Fund (each a "Fund," and, collectively, the "Funds"), each a series of the PAF Trust, to be held at 11:00 a.m., Eastern time, on December 20, 1996, at 2187 Atlantic Street, Stamford, Connecticut 06902, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). Shareholders of record at the close of business on October 18, 1996 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. The Notice, this Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about November 1, 1996.

  The PAF Trust currently offers sixteen series of shares, including the
Funds, each of which represents a separate investment portfolio. With the exception of the Opportunity Fund, each Fund offers three separate classes of shares, designated as Class A, Class B and Class C shares. The Opportunity
Fund offers only Class A and Class C shares./(1)/ For purposes of voting on each proposal at the Meeting, Class A, Class B and Class C shares of each Fund will be treated as one class of shares.
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/(1)/ Sharesof the Opportunity Fund are not currently available for purchase by new investors. However, it is anticipated that the Fund (or the new series of PIMCO Funds: Equity Advisors Series into which the Fund will reorganize if the matters set forth in Part I of this Proxy Statement are approved by the Fund) will commence offering Class A and Class C shares to new investors (the "Offering") on or about January 27, 1997. It is expected that the Offering will close (and the Fund will again be closed to new investors) at the close of business on the day on which an aggregate gross amount of $250 million of the Fund's Class A and Class C shares has been sold to new investors.

  Shares represented by timely and properly executed proxies will be voted as specified. IF NO SPECIFICATION IS MADE WITH RESPECT TO A PARTICULAR MATTER, SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE TRUSTEES. Proxies may be revoked at any time before they are exercised by sending written revocation which is received by the Clerk of the PAF Trust, by properly executing a later-dated proxy or by attending the Meeting and voting in person. Attendance at the Meeting alone, however, will not serve to revoke the proxy.

  Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

  Financial statements for each Fund except the Global Income Fund are included in the PAF Trust's Annual Report for the fiscal year ended September 30, 1995, and for each Fund including the Global Income Fund, in the PAF Trust's Semi-Annual Report for the six-month period ended March 31, 1996, each of which has been mailed to shareholders. The Global Income Fund commenced operations on October 1, 1995. Copies of the PAF Trust's Annual Report for its fiscal year ended September 30, 1996, including financial statements for all Funds, will be mailed to shareholders on or about November 30, 1996. Shareholders may obtain copies of the Annual and Semi-Annual Reports free of charge by writing to PIMCO Advisors Funds, 2187 Atlantic Street, Stamford, Connecticut 06902 or by telephoning 1-800-426-0107.

SUMMARY OF PROPOSALS AND FUNDS AFFECTED.

  The following table identifies the various proposals set forth in the Proxy Statement and indicates which Fund(s) are affected thereby. An "X" denotes that a Fund is affected by the proposal and that the Fund's shareholders are solicited with respect to that proposal.

                                     I.B. PROPOSAL                   II.B.
                                       TO APPROVE                 PROPOSAL TO
                    I.A. PROPOSAL TO REORGANIZATION     II.A.     APPROVE NEW  III.A. PROPOSAL III.B. PROPOSAL III.C. PROPOSAL
                        APPROVE       OF FUND INTO   PROPOSAL TO    ADVISORY   TO APPROVE NEW  TO APPROVE NEW  TO APPROVE NEW
                     REORGANIZATION   PIMCO FUNDS:   APPROVE NEW   AGREEMENT    SUB-ADVISORY    SUB-ADVISORY    SUB-ADVISORY
                      OF FUND INTO      PACIFIC       ADVISORY    WITH PACIFIC    AGREEMENT       AGREEMENT       AGREEMENT
                      PIMCO FUNDS:     INVESTMENT     AGREEMENT    INVESTMENT   WITH COLUMBUS  WITH BLAIRLOGIE  WITH VAN ECK
                    EQUITY ADVISORS    MANAGEMENT    WITH PIMCO    MANAGEMENT      CIRCLE          CAPITAL       ASSOCIATES
    NAME OF FUND         SERIES          SERIES     ADVISORS L.P.   COMPANY       INVESTORS      MANAGEMENT      CORPORATION
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  Equity Income
   Fund                     X                              X                           X
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  Global Income
   Fund                                     X                           X
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  Growth Fund               X                              X                           X
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  Innovation Fund           X                              X                           X
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  International
   Fund                     X                              X                                           X
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  Opportunity Fund          X                              X                           X
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  Precious Metals
   Fund                     X                              X                                                           X
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  Target Fund               X                              X                           X
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  Tax Exempt Fund           X                              X                           X

  The Trustees know of no business to be brought before the Meeting other than as set forth herein. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment.

                   I. APPROVAL OR DISAPPROVAL OF AGREEMENTS
                         AND PLANS OF REORGANIZATION.

  OVERVIEW. The Trustees of the PAF Trust and PIMCO Funds: Equity Advisors Series, a Massachusetts business trust (the "PFEAS Trust"), have approved transactions (the "PFEAS Reorganizations") whereby the PAF Trust's Equity Income Fund, Growth Fund, Innovation Fund, International Fund, Opportunity Fund, Precious Metals Fund, Target Fund and Tax Exempt Fund (together, the "PFEAS Reorganizing Funds") would reorganize into newly organized series of the PFEAS Trust (the "New PFEAS Funds")/2/ The Trustees of the PAF Trust and PIMCO Funds (identified in its current prospectus as "PIMCO Funds: Pacific Investment Management Series"), a Massachusetts business trust (the "PIMS Trust," and together with the PFEAS Trust, the "Reorganized Trusts"), have approved a separate transaction (the "PIMS Reorganization," and together with the PFEAS Reorganizations, the "Reorganizations") whereby the PAF Trust's Global Income Fund (together with the PFEAS Reorganizing Funds, the "Reorganizing Funds") would reorganize into the PIMCO Global Bond Fund II, a newly organized series of the PIMS Trust (the "New Global Income Fund" and, together with the New PFEAS Funds, the "New Funds").

  The Proposed Reorganizations are part of an overall restructuring of the PAF Trust, the PIMS Trust and the PFEAS Trust (together, the "PIMCO Mutual Funds"), each of which is an open-end, series, management investment company advised by PIMCO Advisors L.P. ("PALP") and/or its affiliates. The restructuring involves, among other components, several mergers between series of the PIMCO Mutual Funds which are counterparts of each other in that they are managed by the same investment adviser in accordance with substantially similar investment objectives and policies. The intended result of the restructuring, including the proposed Reorganizations, would be an arrangement where there would be only two remaining Trusts: the PIMS Trust, which will offer nineteen series, and the PFEAS Trust (to be re-named "PIMCO Funds:
Multi-Manager Series" to better reflect its management structure), which will offer twenty series. Most series of the Reorganized Trusts will offer five classes of shares: Institutional Class, Administrative Class, Class A, Class B and Class C. Together, the Reorganized Trusts would be known as the "PIMCO Funds." The result of the restructuring will be a single, more integrated mutual fund complex, with most series of the PIMCO Mutual Funds offered to both retail and institutional investors, and with broader exchange privileges for shareholders.

  As part of the restructuring, each aspect of the Reorganizations has received the requisite approvals (unanimously) from the Trustees of the PAF Trust, the PFEAS Trust and/or the PIMS Trust, as appropriate. Each Reorganization is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the relevant Reorganizing Fund to the corresponding New Fund in exchange for the assumption by the corresponding New Fund of all of the liabilities of the Reorganizing Fund and for shares of the New Fund as described below. The completion of these transactions will result in the liquidation of each Reorganizing Fund.

  The Trustees of the PAF Trust unanimously recommend that shareholders of each Reorganizing Fund approve its Reorganization as part of the overall restructuring of the PIMCO Mutual Funds. That restructuring (which is subject to satisfaction of a number of conditions, including shareholder approval of the Reorganizations) should reduce shareholder confusion regarding funds with similar names and/or investment objectives. It will also give shareholders broader exchange privileges among funds.
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/2/ The PAF Trust's Equity Income Fund would reorganize into the "PIMCO
    Renaissance Fund" of the PFEAS Trust. The other PFEAS Reorganizing Funds would retain their current names as series of the PFEAS Trust with the identifier "PIMCO" added (e.g., the PAF Trust's Growth Fund will reorganize into the "PIMCO Growth Fund").

  Operating Expenses/Advisory Arrangements. Parts II and III of this Proxy Statement relate to the approval of a new "unified" fee structure proposed for each Reorganizing Fund which is substantially identical to the fee structure in place for existing series of the PFEAS Trust and the PIMS Trust. THE NEW FEE STRUCTURE IS BEING PROPOSED SEPARATELY FROM THE REORGANIZATIONS. Thus, if the new fee structure is approved, it would go into effect for a Fund whether or not the shareholders of the Fund approve its Reorganization. Likewise, if a Fund's Reorganization is approved, the fee structure of each New Fund will be identical to the fee structure for the corresponding Reorganizing Fund immediately prior to the Reorganization. That structure may be the one currently in place for the Reorganizing Fund or, if approved by the Fund's shareholders, the new fee structure proposed in Parts II and III below.

  The proposed "unified" fee structure, which is currently in place for the PFEAS Trust and the PIMS Trust, differs from the fee and expense structure of the PAF Trust. Currently, both the Reorganizing Funds and each series of the PFEAS Trust and the PIMS Trust pay a management or advisory fee, computed as a percentage of average daily net assets, to their adviser. However, the management fee paid by each Reorganizing Fund covers both portfolio management services and administrative services, while the advisory fee paid by the series of the PFEAS Trust and the PIMS Trust covers portfolio management services only. Each Reorganizing Fund currently bears directly the expenses associated with various third-party services, such as audit, custodial, legal, transfer agency and printing costs. By contrast, each series of the PFEAS Trust and the PIMS Trust pays a single administrative fee, computed as a percentage of average daily net assets of the series, to its administrator (currently Pacific Investment Management Company ("PIMCO"), a subsidiary partnership of PALP, for both the PFEAS and PIMS Trusts, and expected to become PALP for the PFEAS Trust at or about the time of the Reorganizations), which bears the costs of such services to the series, as well as itself providing administrative services to the series, in exchange for the administrative fee. The result of the proposed "unified" fee structure would be an expense level for each Reorganizing Fund that, with limited exception, is precise and predictable under ordinary circumstances as described more fully below. Furthermore, investors in the Reorganizing Funds would be insulated from price increases in third-party services and from increased expense ratios arising from a decline in net assets, because the administrator, rather than the Reorganizing Fund, would bear these risks for a period of at least one year.

  PALP is the investment adviser to each Reorganizing Fund and would continue as investment adviser to each New Fund with the possible exception of the New Global Income Fund. Pending approval of the relevant proposed advisory agreement described in Part II of this Proxy Statement, PIMCO would replace PALP as adviser to the Global Income Fund and would serve as adviser to the New Global Income Fund if the Reorganization for that Fund is approved.

  PALP has delegated responsibility for the portfolio management of the Reorganizing Funds to sub-advisers pursuant to separate sub-advisory agreements between PALP and the relevant sub-adviser for each Fund. The matters set forth in Part III of this Proxy Statement relate to proposed sub-advisory agreements for each PFEAS Reorganizing Fund which are substantially identical to sub-advisory agreements in place for series the PFEAS Trust. Under either the current or proposed sub-advisory agreements, the current sub-adviser for each PFEAS Reorganizing Fund would be responsible for the portfolio management of the corresponding New PFEAS Fund. PIMCO currently serves as sub-adviser to the Global Income Fund pursuant to a sub-advisory agreement with PALP and is responsible for the portfolio management of that Fund. PIMCO would continue to be responsible for the portfolio management of the New Global Income Fund either as the Fund's adviser (if the relevant proposed advisory agreement described in Part II is approved by the Fund) or its sub-adviser (if the proposed advisory agreement is not approved, in which case PALP would continue to serve as the Fund's adviser and to delegate portfolio management responsibilities to PIMCO). Accordingly, the day-to-day portfolio management of each Reorganizing Fund would not change in any material respect as a result of the Reorganizations.

  TERMS OF THE PLANS. Each Reorganization is subject to a number of conditions, including the approval of the shareholders of the relevant Reorganizing Fund. Accordingly, shareholders of each Reorganizing Fund are being asked to vote upon the approval of an Agreement and Plan of Reorganization (each a "Plan") pursuant to which the Reorganizations would be consummated. The following descriptions of the Plans and the features of the proposed Reorganizations are qualified in their entirety by reference to the text of the Plans. The form of Plan for the PFEAS Reorganizations (the "PFEAS Plan") is set forth in Appendix A-1 to this Proxy Statement and the form of Plan for the PIMS Reorganization (the "PIMS Plan") is set forth in Appendix A-2 to this Proxy Statement.

  Each Plan provides, among other things, for the transfer of all the assets of the Reorganizing Fund to the corresponding New Fund in exchange for (i) the assumption by the New Fund of all the liabilities of the Reorganizing Fund and
(ii) the issuance to the Reorganizing Fund of Class A shares, Class B shares and Class C shares of beneficial interest ("New Shares") of the New Fund, the number of which will be calculated based on the value of the net assets attributable to the Class A shares, Class B shares and Class C shares ("Old Shares"), respectively, of the Reorganizing Fund then outstanding, all as of the Exchange Date (defined in each Plan to be January 17, 1997 or such other date as may be agreed upon by the New Fund and the Reorganizing Fund). Specifically, on the exchange date, the New Fund will deliver to the Reorganizing Fund a number of full and fractional Class A, Class B and Class C New Shares, respectively, having an aggregate net asset value equal to the value of the assets of the Reorganizing Fund attributable to its Class A, Class B and Class C Old Shares, respectively, transferred to the corresponding New Fund on the Exchange Date, less the value of the liabilities of the Reorganizing Fund attributable to the particular class assumed by the New Fund on that date. After receipt of the New Shares, the Reorganizing Fund will cause the Class A New Shares to be distributed to its Class A shareholders, the Class B New Shares to be distributed to its Class B shareholders and the Class C New Shares to be distributed to its Class C shareholders, in complete liquidation of the Reorganizing Fund. The distribution of New Shares will be accomplished by the establishment of accounts on the share records of the corresponding New Fund in the names of the Reorganizing Fund shareholders, each account representing the respective number of full and fractional Class A, Class B and Class C New Shares due such shareholder. Certificates for New Shares will not be issued. Shareholders of the PFEAS Reorganizing Funds holding certificates for Old Shares will be sent instructions on how they will be able to exchange those certificates for certificates representing New Shares of the New PFEAS Funds. Because the PIMS Trust does not issue share certificates, shareholders of the Global Income Fund holding certificates for Old Shares will not be able to exchange those certificates for certificates representing New Shares of the New Global Income Fund.

  The consummation of each Reorganization is subject to the conditions set forth in the relevant Plan, any of which may be waived by the party entitled to its benefits. In the case of the PFEAS Plan, such conditions include, among others, the approval by the PFEAS Trust's shareholders of (a) a Second Amended and Restated Agreement and Declaration of Trust, as described in Part I-A below, and (b) the election of the Trustees of the PAF Trust to the Board of Trustees of the PFEAS Trust. The Plans may be terminated and the Reorganizations abandoned at any time, before or after approval by the shareholders of each Reorganizing Fund, prior to the Exchange Date, by mutual consent of the relevant trustees on behalf of the Reorganizing Fund and New Fund or, if any condition set forth in the Plan has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

  DESCRIPTION OF NEW SHARES. Full and fractional New Shares will be issued to each Reorganizing Fund's shareholders in accordance with the provisions of the relevant Plan as described above. The New Shares are Class A, Class B and Class C shares of the New Funds, which have identical characteristics to those of the corresponding class of Reorganizing Fund shares with respect to sales charges, contingent deferred sales charges ("CDSCs"), conversion, and distribution and/or servicing fees ("12b-1 fees"). Reorganizing Fund shareholders receiving Class A New Shares in the Reorganization will not pay a front end sales charge or a CDSC in connection with the Reorganization, even though investors who subsequently purchase Class A shares of the New Funds will generally pay a front end sales charge at the time of purchase, and are subject to a 1% CDSC on purchases of $1,000,000 or more if redeemed within 18 months after purchase. Class A shares of the New Funds are subject to 12b-1 servicing fees at the annual rate of 0.25% of the net assets attributable to the New Fund's Class A shares. Class B shares of the New Funds are sold without a sales charge, but are subject to a CDSC of up to 5.0% if redeemed within seven years of their original purchase. Class B shares of the New Funds are also subject to 12b-1 distribution and servicing fees at the annual rates of 0.75% and 0.25%, respectively, of the New Fund's average daily net assets attributable to its Class B shares. Class B shares of the New Funds convert automatically into Class A shares after they have been held for seven years. Class C shares of the New Funds are sold without a sales charge, but are subject to a CDSC of 1% if redeemed within one year after purchase, and do not automatically convert into any other class of shares. Class C shares of the New Funds are subject to 12b-1 distribution and servicing fees at the annual rates of 0.75% and 0.25%, respectively, of the average daily net assets attributable to the New Fund's Class C shares. For purposes of determining the CDSC payable on redemption of Class A, Class B or Class C New Shares received in the Reorganization by holders of Class A, Class B or Class C Old Shares of the Reorganizing Fund, as well as the conversion date of Class B New Shares, such New Shares will be treated as having been acquired as of the dates that, and for the prices at which, such shareholders originally acquired their Class A, Class B or Class C Old Shares, as the case may be, of the Reorganizing Fund.

  The New Funds will have substantially identical purchase, redemption and exchange procedures for Class A, Class B and Class C shares as are currently in effect for the Reorganizing Funds, as described in the PAF Trust's current prospectus and statement of additional information. Shares of the PAF Trust may generally be exchanged at net asset value for shares of the same class of any other series of the PAF Trust (with certain exceptions for the Opportunity
Fund). It is currently expected that, if the Reorganizations and related transactions are approved, shareholders of all classes of the New Funds will be able to exchange into a broader range of series within the PFEAS Trust and the PIMS Trust. A new prospectus for each of the PFEAS Trust and the PIMS Trust will be available on or about January 17, 1997 which describes each series (including the relevant New Funds) of the particular trust which will offer Class A, Class B and Class C shares subsequent to the Reorganizations and related purchase, redemption and exchange options and procedures.

  THE DISTRIBUTOR AND DISTRIBUTION PLANS/CERTAIN PAYMENTS BY THE
DISTRIBUTOR. PIMCO Advisors Distribution Company (the "Distributor") serves as principal underwriter for each series of the PAF Trust, the PFEAS Trust and the PIMS Trust pursuant to a separate distribution agreement with each Trust.

  The Distributor currently receives 12b-1 fees from the PAF Trust in connection with personal services rendered to Class A, Class B and Class C shareholders of the PAF Trust and the maintenance of Class A, Class B and Class C shareholders accounts, and in connection with the distribution of Class B and Class C shares of the PAF Trust. Such fees are paid pursuant to separate Distribution and Servicing Plans (the "Current 12b-1 Plans") for Class A, Class B and Class C shares adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). In connection with the Reorganizations, the sole initial Class A, Class B and Class C shareholder of each New Fund will adopt a Distribution and Servicing Plan for the relevant class of shares of the New Fund (the "New 12b-1 Plans") which is substantially identical to the Current 12b-1 Plan for that class. Accordingly, the Class A, Class B and Class C shareholders of the New Funds will pay 12b-1 fees pursuant to the New 12b-1 Plans at identical rates (described under "Description of New Shares" above) and upon substantially identical terms and conditions as those currently paid by shareholders of the Reorganizing Funds under the Current 12b-1 Plans.

  INVESTMENT POLICIES AND INVESTMENT RESTRICTIONS. The investment objectives and policies of the Equity Income, Growth, Innovation, International, Opportunity, Precious Metals, Target and Tax Exempt Funds as reorganized series of the PFEAS Trusts, and of the Global Income Fund as a series of the PIMS Trust, will be substantially identical to those in place for the Funds as series of the PAF Trust.

  FEE STRUCTURE/EXPENSES. The fees and expenses to which each New Fund will be subject subsequent to the Reorganization will be identical to those to which the corresponding Reorganizing Fund is subject immediately prior to the Reorganization. These may be the fees and expenses to which the Reorganizing Fund is currently subject or, pending approval of the new fee arrangements proposed in Part II and Part III below, the new fee arrangements.

  FEDERAL INCOME TAX CONSEQUENCES. As a condition to each Reorganizing Fund's obligation to consummate its Reorganization, the Fund will receive an opinion from Ropes & Gray, counsel to the PAF Trust, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes: (i) under Section 361 of the Code, no gain or loss will be recognized by the Reorganizing Fund as a result of the Reorganization; (ii) under Section 354 of the Code, no gain or loss will be recognized by shareholders of the Reorganizing Fund on the distribution of New Shares to them in exchange for their shares of the Reorganizing Fund; (iii) under
Section 358 of the Code, the tax basis of the New Shares that the Reorganizing Fund's shareholders receive in place of their Reorganizing Fund shares will be the same as the basis of the Reorganizing Fund shares; (iv) under Section 1223(1) of the Code, a shareholder's holding period for the New Shares received pursuant to the Plan will be determined by including the holding period for the Reorganizing Fund shares exchanged for the New Shares, provided that the shareholder held the Reorganizing Fund shares as a capital asset; (v) under Section 1032 of the Code, no gain or loss will be recognized by the Reorganizing Fund upon receipt of the investments transferred to the New Fund pursuant to the Plan in exchange for the New Shares; (vi) under Section 362 of the Code, the basis to the New Fund of the investments will be the same as the basis of the investments in the hands of the Reorganizing Fund immediately prior to such exchange; and (vii) under Section 1223(2) of the Code, the New Fund's holding periods with respect to the investments will include the respective periods for which the investments were held by the Reorganizing Fund. The opinion will be based on certain factual certifications made by officers of the PFEAS Trust, the PIMS Trust and the PAF Trust and will also be based on customary assumptions.

  Subject to receipt of necessary shareholder approvals by the PFEAS Trust's Columbus Circle Investors Core Equity Fund and Columbus Circle Investors Mid Cap Equity Fund, immediately following the Reorganizations of the PAF Trust's Growth and Target Funds, these Funds will acquire substantially all of the assets of the PFEAS Trust's Columbus Circle Investors Core Equity Fund and Columbus Circle Investors Mid Cap Equity Fund, respectively. In anticipation of these transactions, at some time after December 31, 1996 but prior to the Exchange Date, each of the PAF Trust's Growth and Target Funds will declare a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income [and net tax exempt income] (computed [in each case] without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date. The distribution schedules of each remaining Reorganizing Fund will not change as a result of its Reorganization and will continue in effect for the corresponding New Fund.

  BASIS FOR TRUSTEES' RECOMMENDATIONS. The Trustees of the PAF Trust, including a majority of of those Trustees ("Independent Trustees") who are not "interested persons," as described in the 1940 Act, of the PAF Trust, unanimously approved the Reorganizations at a meeting held on September 17, 1996. The Trustees of the PFEAS Trust, including a majority of its Independent Trustees, unanimously approved the PFEAS Reorganizations at a meeting held on September 17, 1996 and the Trustees of the PIMS Trust, including a majority of its Independent Trustees, unanimously approved the PIMS Reorganization at a meeting held on August 27, 1996. THE TRUSTEES OF THE PAF TRUST RECOMMEND THAT SHAREHOLDERS OF EACH REORGANIZING FUND VOTE TO APPROVE THE REORGANIZATION PROPOSED FOR SUCH FUND.

  In approving the Reorganizations, the Trustees of the PAF Trust determined that each proposed Reorganization would be in the best interests of the relevant Reorganizing Fund, and that the interests of its shareholders would not be diluted as a result of effecting the Reorganization. The following sets forth the principal factors considered by the Trustees in recommending that shareholders approve the Reorganizations:

  The Trustees believe that the Reorganizations, as part of the restructuring of the PIMCO Mutual Funds (which is subject to satisfaction of a number of conditions, including shareholder approval of the Reorganizations), should reduce shareholder confusion regarding funds with similar names and/or investment objectives. It will also give shareholders broader exchange privileges among funds. The restructuring may also allow the expansion of institutional and retail distribution channels. The Trustees believe that, in combination, these factors will increase the potential for asset growth in the New Funds, thereby potentially increasing the asset base over which the New Fund's expenses will be spread, which, in part, has allowed the Trustees to approve agreements that provide total fees and expenses at more favorable rates.

  The Trustees also considered that the investment objective, policies, and restrictions of each Reorganizing Fund are substantially identical to those of the corresponding New Fund and that the portfolio of each New Fund will be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of the corresponding Reorganizing Fund's portfolio prior to the Reorganization. For these reasons, the Trustees believe that an investment in shares of the New Fund will provide shareholders with an investment opportunity substantially identical to that afforded by the corresponding Reorganizing Fund immediately prior to the Reorganization.

  The Trustees also considered that the Reorganizations will permit Reorganizing Fund shareholders to keep their investment in an open-end mutual fund, without recognition of gain or loss for federal income tax purposes.

  The Trustees also took into account the fact that, to the extent such expenses are not borne by PALP, the Reorganizing Funds will bear a portion of the expenses associated with the Reorganizations, as described under "Other Information--Expenses of Reorganizations/Proxy Solicitation" below.

  REQUIRED SHAREHOLDER VOTE. The affirmative vote of a plurality of the quorum required for the transaction of business of a Reorganizing Fund is necessary for the approval of the proposed Reorganization for such Fund. At the Meeting, 30% of the Reorganizing Fund shareholders, represented in person or by proxy, shall constitute a quorum for purposes of transacting business.

  A shareholder of a Reorganizing Fund objecting to its proposed Reorganization is not entitled under either Massachusetts law or the PAF Trust's Agreement and Declaration of Trust, as amended (the "PAF Declaration"), to demand payment for and an appraisal of his or her Reorganizing Fund shares if the Reorganization is consummated over his or her objection. Shareholders may, however, redeem their shares at any time prior to the Reorganization. If the Reorganization is consummated, shareholders will still be free at any time to redeem their New Shares, for cash at net asset value (less any applicable CDSC) at the time of such redemption, or to exchange their New Shares for shares of the same class of certain other funds offered by the PFEAS Trust or the PIMS Trust, at net asset value at the time of such exchange.

  In the event that any Reorganization is not approved by the shareholders of the Reorganizing Fund, the Reorganizing Fund will continue to be managed as a separate series of the PAF Trust in accordance with its current investment objective and policies, and the PAF Trust's Trustees may consider such alternatives as may be in the best interests of shareholders.

    I. A. ADDITIONAL INFORMATION ABOUT THE PROPOSED PFEAS REORGANIZATIONS.

          (FOR THE EQUITY INCOME, GROWTH, INNOVATION, INTERNATIONAL, OPPORTUNITY, PRECIOUS METALS, TARGET AND TAX EXEMPT FUNDS ONLY)

  The following information is specific to the proposed PFEAS Reorganizations.

  DECLARATIONS OF TRUST. As part of the overall restructuring of the PIMCO Mutual Funds (of which the proposed Reorganizations are a part), the PFEAS Trust's Trustees have proposed to the PFEAS Trust's shareholders that they approve a Second Amended and Restated Agreement and Declaration of Trust (the "Proposed PFEAS Declaration"), which would take the place of the current Agreement and Declaration of Trust, as amended, of the PFEAS Trust (the "Current PFEAS Declaration"). If the Proposed PFEAS Declaration is approved by the PFEAS Trust's shareholders, it would become effective concurrently with the effectiveness of the proposed Reorganizations. The PFEAS Trust's shareholders will vote on the approval of the Proposed PFEAS Declaration on or about December 20, 1996.

  The provisions of the Proposed PFEAS Declaration are substantially identical to the provisions of the PAF Declaration. Thus, if the Proposed PFEAS Declaration is approved, the PFEAS Reorganizations would result in each PFEAS Reorganizing Fund's shareholders receiving shares in an entity governed by substantially identical provisions to the entity in which they now hold shares. As noted above, the approval of the Proposed PFEAS Declaration is a condition to the consummation of the PFEAS Reorganizations. However, if the Proposed PFEAS Declaration is not approved by the PFEAS Trust's shareholders and the PAF Trust nonetheless proceeds with the PFEAS Reorganizations, then the New Shares issued in connection therewith would be governed by the Current PFEAS Declaration, whose provisions differ from the Proposed PFEAS Declaration as described below.

  Regardless of whether the Proposed PFEAS Declaration is approved, the PFEAS Trust, like the PAF Trust, will be governed by Massachusetts law, and the PFEAS Trust's operations, like those of the PAF Trust, will remain subject to the provisions of the 1940 Act. AS CURRENT SHAREHOLDER OF THE PAF TRUST, YOU ARE NOT BEING ASKED TO VOTE ON THE PROPOSED PFEAS DECLARATION. The following summary is nevertheless provided for your information so that you can understand the material differences between the provisions of the Proposed PFEAS Declaration (which are substantially identical to those of the PAF Declaration) and those of the Current PFEAS Declaration (to which you would be subject as a shareholder of a New PFEAS Fund if the Current PFEAS Declaration remains in effect). Each of the New Shares will be fully paid and nonassessable by the PFEAS Trust when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that Class B New Shares will convert into Class A shares as specified above. The Current PFEAS Declaration permits the PFEAS Trust to divide its shares, without shareholder approval, into two or more series of shares representing separate investment portfolios and to further divide any such series, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. Each New

PFEAS Fund's shares will be divided into five classes of shares, the Institutional Class, the Administrative Class, Class A, Class B (except for the New Opportunity Fund) and Class C.

  Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Current PFEAS Declaration disclaims shareholder liability for acts or obligations of the PFEAS Trust and/or the New PFEAS Funds and requires that notice of such disclaimer be given in each agreement, undertaking, or obligation entered into or executed by the PFEAS Trust, the New PFEAS Funds or the PFEAS Trust's Trustees. The Current PFEAS Declaration provides for indemnification out of New PFEAS Fund property for all loss and expense of any shareholder held personally liable for the obligations of the New PFEAS Fund as a result of holding shares of the New PFEAS Fund. Thus, the risk of a shareholder's incurring financial loss from shareholder liability is limited to circumstances in which such disclaimer was inoperative and the New PFEAS Fund was unable to meet its obligations. The shareholders of the PFEAS Reorganizing Funds are currently subject to this same risk of shareholder liability under Massachusetts law and entitled to the benefit of provisions in the PAF Declaration which are substantially identical to those in the Proposed PFEAS Declaration described in this paragraph. Accordingly, shareholders of the New PFEAS Funds would be subject to such risk--which is considered remote--under both the Current PFEAS Declaration or the Proposed PFEAS Declaration.

  CURRENT PFEAS DECLARATION AND PROPOSED PFEAS DECLARATION COMPARED. Certain differences between the Current PFEAS Declaration and the Proposed PFEAS Declaration are summarized below:

  Shareholder Voting Requirements--Generally. The Current PFEAS Declaration sets forth the specific matters on which shareholders are entitled to vote, the size of the vote required for approval of each such matter (i.e., plurality, majority, supermajority), the circumstances in which shareholders may call and hold meetings, and other information concerning shareholders' general voting rights. The Proposed PFEAS Declaration states that shareholders shall have power to vote as is provided for in, and may hold meetings and take actions pursuant to, the provisions of the proposed Bylaws (the "Proposed Bylaws"), which have been unanimously adopted by the PFEAS Trust's Trustees contingent upon a favorable vote of the shareholders of the PFEAS Trust on the Proposed PFEAS Declaration. The Proposed Bylaws, which are substantially identical to the Bylaws currently in effect for the PAF Trust, in turn provide all details regarding (i) the matters on which shareholders are entitled to vote, (ii) the size of the vote required for approval of each matter and (iii) the circumstances in which shareholders may call and hold meetings. The Proposed Bylaws provide shareholders with voting powers which, with certain exceptions as described in greater detail below, are substantially similar to the powers provided for in the Current PFEAS Declaration. Under both the Current PFEAS Declaration and the Proposed Bylaws, shareholders have the right to vote (i) for the election of Trustees, provided, however, that no meeting of shareholders is required to be called for the purpose of electing Trustees unless and until such time as fewer than a majority of the Trustees have been elected by the shareholders; (ii) with respect to any manager or sub-adviser to the extent required by the 1940 Act; (iii) with respect to the termination of the PFEAS Trust; (iv) with respect to amendments to the Current PFEAS Declaration which may adversely affect the rights of shareholders; (v) to the same extent as the stockholders of a Massachusetts business corporation with respect to whether an action should be brought derivatively or as a class action on behalf of the PFEAS Trust or its shareholders; and (vi) with respect to such additional matters relating to the PFEAS Trust as may be required by law, the Current PFEAS Declaration, the Bylaws or any registration statement of the PFEAS Trust, or as the PFEAS Trust's Trustees consider necessary or desirable.

  Both the Current PFEAS Declaration and the Proposed PFEAS Declaration provide that any amendment thereto that adversely affects the rights of shareholders may be adopted only by an instrument in writing signed by a majority of the then Trustees of the PFEAS Trust when authorized to do so by the vote of a majority of the shares entitled to vote. However, the Proposed PFEAS Declaration also provides that if fewer than all shareholders are affected by an amendment, only the vote of the shareholders of those series or classes affected by the amendment shall be required to vote on the amendment. The Proposed Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees of the PFEAS Trust then in office at any meeting of such Trustees, or by one or more writings signed by such a majority. Although no shareholder vote would be required to amend any portion of the Bylaws, including portions setting forth shareholder voting rights, the PFEAS Trust would still be subject to shareholder rights required by the 1940 Act and the rules and regulations thereunder, the Securities and Exchange Commission and any applicable state laws. Thus, under current law, (i) Trustees of the PFEAS Trust must be elected by shareholders under certain circumstances, (ii) advisory contracts must generally be approved by a vote of at least a majority of the PFEAS Trust's outstanding voting securities, (iii) distribution plans must be approved by a vote of at least a majority of the relevant class of the PFEAS Trust's outstanding voting securities pursuant to Rule 12b-1 under the 1940 Act, and
(iv) auditors must be selected annually at an annual meeting of shareholders if such a meeting is held.

  Shareholder Voting Requirements--Reorganizations. The Current PFEAS Declaration provides that shareholders shall have the power to vote with respect to any proposed transaction whereby the PFEAS Trust, or any one or more series thereof, merges into or consolidates with, one or more trusts, partnerships or associations. The term "merger" is in turn defined to include any purchase or acquisition of any assets of another investment company. Under the Current PFEAS Declaration, any such consolidation or merger requires a Majority Shareholder Vote of each Series affected thereby. As used in the Current PFEAS Declaration, the term "Majority Shareholder Vote" means, with respect to the PFEAS Trust or any series eligible to vote (as the case may be) the lesser of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the PFEAS Trust or such series are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the PFEAS Trust or such series. Neither the Proposed PFEAS Declaration nor the Proposed Bylaws requires any shareholder vote with respect to any proposed transaction whereby the PFEAS Trust, or any one or more series thereof, as successor, survivor, or non-survivor, consolidates with, merges into, or has merged into it, one or more trusts, partnerships or associations. Under the Proposed PFEAS Declaration and Proposed Bylaws, the shareholders would be entitled to vote if, and to the extent that, the Trustees of the PFEAS Trust consider such a vote to be reasonable or necessary. Historically, the PAF Trust's Trustees have concluded that it would be reasonable or necessary for shareholders in the PAF Trust to approve or disapprove a merger where the Fund of the PAF Trust was not the survivor. There can be no assurance that the PFEAS Trust's Trustees would reach a similar conclusion or that they would do so in all cases.

  Multi-Class Structure--Permitted Differences. The Current PFEAS Declaration provides that all shares of the PFEAS Trust or of any series shall be identical to all other shares of the PFEAS Trust or the same series, as the case may be, except that there may be variations between different classes as to allocation of expenses, rights of redemption, special and relative rights as to dividends, and on liquidation, conversion rights, and conditions under which the several classes shall have separate voting rights. The Proposed PFEAS Declaration does not enumerate the permitted ways in which two or more classes of shares may differ but affords to the Trustees of the PFEAS Trust the right to assign them such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may determine or as shall be set forth in the Proposed Bylaws.

  Each fund of the PFEAS Trust currently offers two classes of shares, Institutional Class and Administrative Class shares, the primary difference between the two classes being whether a service fee is charged. The PFEAS Trust also expects that, in connection with the overall reorganization of the PIMCO Mutual Funds, a significant number of its funds will offer three additional classes of shares, Class A, Class B and Class C shares, beginning on or about January 17, 1997. The primary differences among such additional classes include whether such shares are subject to a front-end sales load or a CDSC, the duration of the application of any such CDSCs, and whether such shares are subject to a distribution fee. Under the Proposed PFEAS Declaration, the PFEAS Trust would still be subject to the multi-class requirements under the 1940 Act and the rules and regulations thereunder. In particular, Rule 18f-3 under the 1940 Act currently provides, inter alia, that each class (i) shall have a different arrangement for shareholder services or the distribution of securities or both, and shall pay all of the expenses of that arrangement; (ii) may pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of that company's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than other classes; (iii) may pay a different advisory fee to the extent that any difference in amount paid is the result of the application of the same performance fee provisions in the advisory contract of the company to the different investment performance of each class; and (iv) shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement.

  Standards in Respect of Advisory and Distribution Contracts. The Current PFEAS Declaration provides that all advisory and distribution contracts entered into with certain interested persons of the PFEAS Trust must, inter alia, be "reasonable and fair" when entered into. It is unclear how this contractual provision would be interpreted by a court of competent jurisdiction. Under precedent dealing with Massachusetts corporations, a party defending the fairness of an interested transaction has the burden of proof and the statute of limitations on a contract is generally six years. While there is no comparable provision in the Proposed PFEAS Declaration, if the Proposed PFEAS Declaration were approved, all advisory and distribution contracts entered into by the PFEAS Trust would remain subject to the requirements of the 1940 Act and the rules and regulations thereunder and any applicable state laws. For example, Section 36 of the 1940 Act imposes a fiduciary duty on advisers, their affiliates and principal underwriters with respect to the compensation for services that they receive from registered investment companies such as the New PFEAS Funds. In a claim for excessive advisory or distribution fees under Section 36 of the 1940 Act, the plaintiff bears the burden of proof and the statute of limitations is one year. Relevant appellate court precedent provides that the principal factor to be considered in determining the reasonableness of an advisory fee is whether the fee is "so disproportionately large that it bears no relationship to the services rendered and would not have been the product of arm's-length bargaining."

  Indemnification of Trustees and Officers. The Proposed PFEAS Declaration clarifies the procedures for determining whether a trustee, officer, or other person acting under his or her direction is entitled to indemnification by the PFEAS Trust. The Proposed PFEAS Declaration provides in general that a trustee, officer or other person acting under their direction is entitled to indemnification except with respect to any matter as to which such person shall have been finally adjudicated in any action, suit or other proceeding
(a) not to have acted in good faith in the reasonable belief that such person's action was in or not opposed to the best interest of the PFEAS Trust or (b) to be liable to the PFEAS Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

  ADDITION OF TRUSTEES OF THE PAF TRUST TO THE BOARD OF TRUSTEES OF THE PFEAS TRUST. In connection with the overall restructuring of the PAF Trust and the PFEAS Trust, all of the members of the Board of Trustees of the PAF Trust who are not currently on the Board of Trustees of the PFEAS Trust have been nominated to such board and those nominations have been submitted to the shareholders of the Funds of the PFEAS Trust for election. As noted above, the consummation of each PFEAS Reorganization is subject to a number of conditions, including the condition in the PFEAS Plan that the PFEAS Trust's shareholders elect such persons as Trustees of the PFEAS Trust.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE EQUITY INCOME, GROWTH, INNOVATION, INTERNATIONAL, OPPORTUNITY, PRECIOUS METALS, TARGET AND TAX EXEMPT FUNDS VOTE FOR APPROVAL OF THE PFEAS PLAN.

     I. B. ADDITIONAL INFORMATION ABOUT THE PROPOSED PIMS REORGANIZATION.

                       (FOR THE GLOBAL INCOME FUND ONLY)

  The following information is specific to the proposed PIMS Reorganization:

  DECLARATIONS OF TRUST. If the PIMS Plan is approved, shareholders of the Global Income Fund will, as shareholders of the New Global Income Fund, be governed by the Declaration of Trust, as amended, of the PIMS Trust (the "PIMS Declaration"). Each of the New Shares issued by the New Global Income Fund will be fully paid and nonassessable by the PIMS Trust when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that Class B New Shares will convert into Class A New Shares as specified above.

  Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the PIMS Declaration disclaims shareholder liability for acts or obligations of the PIMS Trust and/or the New Global Income Fund and requires that notice of such disclaimer be given in each agreement, undertaking, or obligation entered into or executed by the PIMS Trust, the New Global Income Fund or the PIMS Trust's Trustees. The PIMS Declaration provides for indemnification out of New Global Income Fund property for all loss and expense of any shareholder held personally liable for the obligations of the New Global Income Fund. Thus, the risk of a shareholder's incurring financial loss from shareholder liability is limited to circumstances in which such disclaimer was inoperative and the New Global Income Fund was unable to meet its obligations. The likelihood of such a circumstance is considered remote. The shareholders of the PAF Trust's Global Income Fund are currently subject to the same risk of shareholder liability under Massachusetts law and similar provisions in the PAF Declaration.

  The PIMS Trust, like the PAF Trust, is governed by Massachusetts law, and the PIMS Trust's operations, like those of the PAF Trust, are subject to the provisions of the 1940 Act and the rules thereunder. Certain differences between the PIMS Declaration and the PAF Declaration are summarized below.

  PIMS DECLARATION AND PAF DECLARATION COMPARED. The PIMS Declaration sets forth the specific matters on which shareholders are entitled to vote, the size of the vote required for approval of each such matter, the circumstances in which shareholders may call and hold meetings, and other information concerning shareholders' general voting rights. The PAF Declaration states that shareholders shall have power to vote as is provided for in, and may hold meetings and take actions pursuant to, the provisions of the PAF Trust's Bylaws.

  The PAF Trust's Bylaws provide that shareholders have the right to vote (i) for the election of Trustees of the PAF Trust, provided, however, that no meeting of shareholders is required to be called for the purpose of electing Trustees unless and until such times as less than a majority of the Trustees have been elected by shareholders; (ii) with respect to any manager or sub-adviser to the extent required by the 1940 Act; (iii) with respect to the termination of the PAF Trust; (iv) with respect to amendments to the PAF Declaration which may adversely affect the rights of shareholders; (v) to the same extent as the stockholders of a Massachusetts business corporation with respect to whether an action should be brought derivatively or as a class action on behalf of the PAF Trust or its shareholders; and (vi) with respect to such additional matters relating to the PAF Trust as may be required by law, the PAF Declaration, the PAF Trust's Bylaws or any registration statement of the PAF Trust, or as the Trustees of the PAF Trust consider necessary or desirable.

  Similarly, the PIMS Declaration permits shareholders to vote (i) with respect to the election of Trustees of the PIMS Trust; (ii) with respect to approval of investment advisory contracts, (iii) with respect to the termination of the PIMS Trust; (iv) with respect to certain amendments to the PIMS Declaration; (v) with respect to certain reorganizations of the PIMS Trust;
(vi) with respect to the incorporation of the PIMS Trust; (vii) to the same extent as the stockholders of a Massachusetts business corporation with respect to whether an action should be brought derivatively or as a class action on behalf of the PIMS Trust or shareholders; and (viii) with respect to such other matters required by the PIMS Declaration, the PIMS Trust's By-laws or the 1940 Act, or as the Trustees of the PIMS Trust consider necessary or desirable.

  Both the PIMS Declaration and the PAF Declaration may be amended upon the vote of a majority of the shares entitled to vote, except that, in the case of the PAF Declaration, Trustee approval is also required. In both cases, Trustees may make certain minor amendments without shareholder approval, such as changing the name of the trust, or correcting ambiguous or inconsistent provisions. Under the PIMS Declaration, any amendment that would reduce the amount payable to shareholders upon liquidation requires two-thirds approval of shareholders.

  The PIMS Declaration provides that the PIMS Trust (or any series or class thereof) may be terminated upon the vote of two-thirds of the shares entitled to vote or such other vote as the Trustees of the PIMS Trust may establish. In the case of the PAF Declaration, the PAF Trust (or any series or class thereof) may be terminated by the PAF Trust with or without shareholder approval. In addition, the PIMS Declaration provides that any merger or consolidation of the PIMS Trust or any series thereof shall be approved by the vote of two-thirds of the shares entitled to vote, unless recommended by the Trustees of the PIMS Trust, in which case only a majority vote is required. The PAF Trust's Bylaws permit a shareholder vote on a merger or consolidation to the extent that the Trustees of the PAF Trust consider such a vote necessary or desirable. The PIMS Declaration provides that the PIMS Trust may incorporate upon a vote of a majority of the shares entitled to vote.

  Shares under both the PIMS Declaration and the PAF Declaration are deemed to be personal property giving no rights to shareholders except as set forth under the Declarations. The PAF Declaration provides that shareholders shall have no preemptive or other right to subscribe for additional shares of the PAF Trust. The PIMS Declaration provides that shareholders shall not have preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees of the PIMS Trust may determine. Each share of either the PAF Trust or the PIMS Trust entitles a shareholder to one vote, with fractional voting for fractional shares. The PIMS Declaration provides that on any matter submitted to a vote, shares shall be voted in the aggregate, except that (i) when required by the 1940 Act, shares shall be voted by individual series, and
(ii) when the PIMS Trust's Trustees determine that a matter affects the interests of fewer than all series (or classes), only such series (or classes) may vote. The PAF Declaration includes no comparable provision; however, the PAF Trust's Bylaws provide that on any matter submitted to a vote, shares shall be voted by individual series, except that (i) when required by the 1940 Act, shares shall be voted in the aggregate and (ii) when the PAF Trust's Trustees determine that a matter affects the interests of fewer than all series (or classes), only such series (or classes) may vote. Pursuant to Rule 18f-3 under the 1940 Act, each class of shares of the PAF Trust has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement.

  The PAF Declaration states that the minimum number of Trustees shall be three, and shall be set forth in the Bylaws. The PIMS Declaration permits between one and fifteen Trustees. Trustees of both the PAF Trust and the PIMS Trust serve until resignation, removal or death, or until the next meeting of shareholders called for the purpose of electing Trustees. Trustees of the PAF Trust may be removed with or without cause by a majority vote of the Trustees at a meeting of Trustees at which a quorum is present. Trustees of the PIMS Trust may be removed for cause by a vote of two-thirds of the Trustees or, with or without cause, by a vote of two-thirds of the outstanding shares of the PIMS Trust.

  The PIMS Declaration permits the PIMS Trust to divide its shares, without shareholder approval, into two or more series of shares representing separate investment portfolios and to further divide any such series, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees of the PIMS Trust may determine. The New Global Income Fund's shares will be divided into five classes: the Institutional Class, the Administrative Class, Class A, Class B and Class C. The PIMS Trust's multi-class structure will be subject to the multi-class requirements under the 1940 Act and the rules and regulations thereunder.

  BOARD OF TRUSTEES OF THE PIMS TRUST. The Board of Trustees of the PIMS Trust consists of five members. It is not expected that any of the current Trustees of the PAF Trust will serve on the board of the reorganized PIMS Trust. Accordingly, different Trustees will have ultimate responsibility for the oversight and management of the New Global Income Fund subsequent to the PIMS Reorganization. The Trustees of the PIMS Trust are Guilford C. Babcock, Thomas
P. Kemp, Brent R. Harris, Vern O. Curtis and William J. Popejoy. In recommending that shareholders of the Global Income Fund approve the PIMS Reorganization, the PAF Trust's Trustees took into account that, with the exception of Mr. Harris, each of the PIMS Trust's Trustees is not an Interested Trustee of either the PAF Trust or the PIMS Trust.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE GLOBAL INCOME FUND VOTE FOR APPROVAL OF THE PIMS PLAN.

         II. APPROVAL OR DISAPPROVAL OF PROPOSED ADVISORY AGREEMENTS.

  The Trustees of the PAF Trust are proposing that shareholders of the Equity Income, Growth, Innovation, International, Opportunity, Precious Metals, Target and Tax Exempt Funds approve a proposed Advisory Agreement (the "Proposed PALP Advisory Agreement") between PALP and the PAF Trust on behalf of these Funds, and that the shareholders of the Global Income Fund approve a proposed Advisory Agreement (the "Proposed PIMCO Advisory Agreement," and together with the Proposed PALP Advisory Agreement, the "Proposed Advisory Agreements") between the PAF Trust and PIMCO (together with PALP in this capacity, the "Advisers") on behalf of the Global Income Fund. The Proposed Advisory Agreements would replace the existing Management Contracts (the "Current Management Contracts") currently in effect between the PAF Trust and PALP on behalf of each Fund and would take effect on the Exchange Date immediately prior to the closing of any Reorganization of such Fund.

  By approving the Proposed Advisory Agreements, each Fund would adopt a new "unified" fee structure which is currently in place for both the PFEAS Trust and PIMS Trust and which differs from the fee structure currently in place for the PAF Trust.

  The Trustees of the PAF Trust recommend that shareholders of each Fund approve the relevant Proposed Advisory Agreement that is part of the new "unified" fee structure, whether or not such shareholders approve the relevant Reorganization proposed in Part I. If both the Reorganization and proposed Advisory Agreement are approved by a Fund, the sole initial shareholder of the corresponding New Fund will adopt an advisory agreement which is substantially identical to the Proposed Advisory Agreement. Therefore, if shareholders of a Fund approve the relevant Proposed Advisory Agreement, they will be subject to the new "unified" fee structure as either shareholders of the PAF Trust or the relevant Reorganized Trust.

  The following sets forth the principal differences between the current fee structure and proposed "unified" fee structure:

  CURRENT FEE STRUCTURE. Pursuant to the Current Management Contracts between the PAF Trust and PALP on behalf of each Fund, each Fund pays PALP a fee, expressed as an annual percentage of the Fund's average daily net assets, for portfolio management services as well as for certain administrative services, including furnishing office space and equipment and providing bookkeeping and other clerical services (excluding determination of net asset value and shareholder accounting services) for each Fund and the PAF Trust as a whole. The administrative services provided under the Current Management Contracts include activities relating to the continued registration of the PAF Trust's shares under federal and state securities laws and regulations, oversight of certain accounting matters and coordination of other service providers, including the PAF Trust's custodian, transfer agent, independent accountants and legal counsel. PALP also pays all salaries, fees and expenses of officers and trustees of the PAF Trust who are affiliated with PALP.

  In addition to the fees it pays under the Current Management Contracts, each Fund directly bears its allocable portion of expenses associated with various third-party services, such as audit, custodial, legal, transfer agency and printing costs. Each Fund currently pays all of its expenses not assumed by PALP, including, without limitation, fees and expenses of the Independent Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, distribution and servicing fees, fees and expenses of registering and qualifying Class A, Class B and Class C shares of the respective Funds for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining the net asset value of shares, expenses of reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders, and its proportionate share of insurance premiums and professional association dues or assessments. The PAF Trust is also responsible for such nonrecurring expenses as may arise, including litigation in which it may be a party, and other expenses as determined by the Trustees. The PAF Trust may have an obligation to indemnify its officers and Trustees with respect to such litigation. All general expenses of the PAF Trust are allocated among and charged to the assets of each Fund on a basis that the Trustees deem fair and equitable, which may be based on the relative net assets of the Funds or the nature of the services performed and relative applicability to each Fund. For purposes of expense allocation, Class A, Class B and Class C shares are treated identically except that certain expenses related to the distribution of Class B or Class C shares are borne solely by the particular class and certain expenses related to the servicing of Class A, Class B and Class C shareholders and the maintenance of Class A, Class B and Class C shareholder accounts are borne solely by each class.

  PALP, in turn, has entered into separate sub-advisory agreements for each Fund of the PAF Trust with various sub-advisory firms pursuant to which sub-advisers provide portfolio management services to the Funds for an fee, expressed as an annual percentage of the average daily net assets of the relevant Fund, paid by PALP, as described in Part III below. PALP has also entered into an Administration Agreement (the "Current Administration Agreement") with PIMCO, pursuant to which PIMCO provides organizational, administrative and other services to the PAF Trust. Reorganizing Fund shareholders do not pay any fees directly under the existing sub-advisory agreements or the Current Administration Agreement.

  PROPOSED FEE STRUCTURE. Under the proposed "unified" fee structure, which is currently in place for both the PFEAS and PIMS Trusts, each Fund would pay a fee pursuant to the Proposed Advisory Agreements in return for which the relevant Adviser would be responsible solely for providing (or arranging for sub-advisers to provide) portfolio management services. Separately, each Fund would pay a single administrative fee, expressed as an annual percentage of the Fund's average daily net assets, to PALP in the case of the PFEAS Reorganizing

Funds and to PIMCO (together with PALP in this capacity, the "Administrators") in the case of the Global Income Fund. The administrative fee would be paid pursuant to (i) a new Administration Agreement with PALP for the PFEAS Reorganizing Funds and (ii) a new Administration Agreement with PIMCO for the Global Income Fund (together, the "New Administration Agreements"). Pursuant to the New Administration Agreements, the relevant Administrator would provide the administrative services currently provided under the Current Management Contracts as well as other services to the Funds, which would include clerical help and accounting, bookkeeping, internal audit services, preparation of reports to Fund shareholders and regulatory filings. In addition, the relevant Administrator would, at its own expense, arrange for the provision of various third-party services for the Funds, such as legal, audit, custody, portfolio accounting and transfer agency services and printing of prospectuses and shareholder reports for current shareholders. In contrast, each Fund currently bears directly its allocable portion of such expenses under the current fee structure. Accordingly, the proposed "unified" fee structure would result in an expense level for each Fund that is more precise and predictable under ordinary circumstances. Furthermore, investors in the Funds under the proposed fee structure would be insulated from price increases in third-party services and from increased expense ratios arising from a decline in net assets, because the relevant Administrator, rather than the Fund, would bear these risks for a period of at least one year.

  Certain expenses of the Funds would not be borne by the relevant Administrator under the proposed fee structure. The Funds would be responsible for the following expenses: (i) salaries and other compensation of any of the PAF Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PALP, PIMCO, or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees of the PAF Trust who are not "interested persons" of the PAF Trust, PALP, PIMCO or the sub-advisers to the Funds, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) certain expenses allocated or allocable to a specific class of shares, including distribution and/or service fees payable with respect to such class, and may include certain other expenses as permitted by the PAF Trust's Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, and subject to review and approval by the Trustees of the PAF Trust.

  A New Administration Agreement will take effect for a particular Fund concurrently with the applicable Proposed Advisory Agreement only if the latter is approved by the Fund's shareholders. Otherwise, the Fund's current advisory and administrative arrangements will remain in place, subject to such further action deemed to be in the best interests of shareholders by the PAF Trust's Trustees. See "Required Vote" below.

DESCRIPTION OF PROPOSED ADVISORY AGREEMENTS AND CURRENT MANAGEMENT CONTRACTS.

  The Proposed Advisory Agreements, including the services to be provided thereunder, terms relating to compensation and procedures for termination and renewal are described below. Information regarding the Current Management Contracts, including a description of the principal differences between the Current Management Contracts and the Proposed Advisory Agreements, is also provided below. Additional information about PALP and PIMCO is set forth below under "Other Information."

  The following description of the Proposed Advisory Agreements is qualified in its entirety by reference to the form of Proposed PALP Advisory Agreement set forth in Appendix B-1 to this Proxy Statement and the form of Proposed PIMCO Advisory Agreement set forth in Appendix B-2 to this Proxy Statement:

  PROPOSED ADVISORY AGREEMENTS. Pursuant to the Proposed Advisory Agreements, subject to the general supervision of the PAF Trust's Trustees, the relevant Adviser would, either directly or through others engaged by it, provide a continuous investment program for each Fund and determine the composition of the assets of each Fund, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund. The Adviser would provide or arrange to provide such services in accordance with the Fund's investment objective, investment policies, and investment restrictions as stated in the PAF Trust's registration statement filed with the Securities and Exchange Commission, as supplemented or amended from time to time.

  The Proposed PALP Advisory Agreement provides that the Adviser may, at its expense and subject to its supervision, engage sub-advisers to render any or all of the investment advisory services that PALP would be obligated to provide under the agreement. The contemplated advisory/sub-advisory structure is consistent with the existing arrangement for the Funds. The Proposed PIMCO Advisory Agreement does not specifically provide for the retention of sub-advisers by PIMCO. PIMCO currently serves as sub-adviser to the Global Income Fund pursuant to a sub-advisory agreement with PALP. If the shareholders of the Global Income Fund approve the Proposed PIMCO Advisory Agreement, PALP will no longer serve as investment adviser to that Fund, PIMCO will be solely responsible for the Fund's portfolio management and the current sub-advisory agreement between PALP and PIMCO with respect to the Fund will terminate. PIMCO does not currently intend to contract with a sub-adviser to provide portfolio management services to the Global Income Fund if the Proposed PIMCO Advisory Agreement is approved.

  Each Proposed Advisory Agreement provides that it will, unless sooner terminated in accordance with the agreement, continue in effect with respect to a Fund for a period of two years from its effective date and thereafter on an annual basis with respect to such Fund provided such continuance is approved at least annually by the vote of a majority of the Independent Trustees of the PAF Trust and either (a) by the vote of a majority of the Board of Trustees of the PAF Trust, or (b) by vote of a majority of the outstanding voting securities of the Fund. Any approval of a Proposed Advisory Agreement by the holders of a majority of the outstanding voting securities of a particular Fund would be effective for these purposes notwithstanding (a) that the agreement has not been approved by the holders of a majority of the outstanding voting securities of any other Fund or (b) that the agreement has not been approved by the vote of a majority of the outstanding voting securities of the PAF Trust, unless such approval is required by any other applicable law or otherwise. Each Proposed Advisory Agreement provides that it terminates automatically in the event of its assignment (as defined in the 1940 Act) by the relevant Adviser. The Proposed PALP Advisory Agreement provides that it may not be materially amended without a majority vote of the outstanding voting securities of the pertinent Fund or Funds. The Proposed PIMCO Advisory Agreement does not contain a provision relating to amendments of the agreement.

  Each Proposed Advisory Agreement may be terminated at any time, without the payment of any penalty, by the PAF Trust by vote of a majority of the Board of Trustees or, with respect to a particular Fund, by a vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to the relevant Adviser, or by the relevant Adviser at any time, without the payment of any penalty, upon 60 days' written notice to the PAF Trust. The Proposed PALP Advisory Agreement may also be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees of the PAF Trust. The Proposed PIMCO Advisory Agreement does not provide for termination by a majority of the Independent Trustees.

  Each Proposed Advisory Agreement provides that the relevant Adviser shall not be subject to any liability arising out of any services rendered by it under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement.

  Each Proposed Advisory Agreement provides that the relevant Adviser shall pay the expenses associated with maintaining its staff and personnel and shall, at its own expense, provide all services, equipment, office space and facilities necessary to perform its obligations under the agreement.

  CURRENT MANAGEMENT CONTRACTS. Pursuant to the Current Management Contracts, PALP currently provides or arranges to provide portfolio management services and certain administrative services described above to the Funds, subject to the control and supervision of the Trustees of the PAF Trust. The Current Management Contracts for each of the Equity Income, Growth, International, Opportunity, Precious Metals, Target and Tax Exempt Funds are dated as of November 16, 1994 and were approved by the shareholders of the respective Funds on October 28, 1994 in connection with a change of control of PALP. The Current Management Contract for the Innovation Fund is dated as of November 16, 1994 and was approved by the sole initial shareholder of that Fund on November 11, 1994. The Current Management Contract for the Global Income Fund is dated as of September 28, 1995 and was approved by the sole initial shareholder of that Fund on September 27, 1995. The Trustees of the PAF Trust last approved the continuance of each Current Management Contract (with the exception of the Current Management Contracts for the Discovery, Value and Global Income Funds, whose terms do not expire prior to the anticipated date of the Reorganizations) at a meeting held on September 17, 1996.

  MATERIAL DIFFERENCES BETWEEN PROPOSED ADVISORY AGREEMENTS AND CURRENT MANAGEMENT CONTRACTS. Except as described below, the Proposed Advisory Agreements are similar in all material respects to the Current Management Contracts, including with respect to terms relating to the provision of portfolio management services to the Funds, engagement of sub-advisers, approval and renewal, termination and liability of the relevant Adviser.

  The principal differences between the Proposed Advisory Agreements and Current Management Contracts are as follows:

    (1) Under the Current Management Contracts, PALP is currently responsible for providing or arranging to provide both portfolio management services and administrative services, including furnishing office space and equipment and providing bookkeeping and other clerical services, on behalf of each Fund as described above. Under the Proposed Advisory Agreements, the relevant Adviser would be responsible solely for providing or arranging to provide portfolio management services on behalf of the Funds. Administrative services would generally be provided separately under the New Administration Agreements.

    (2) Because of the additional administrative services provided under the Current Management Contracts, the compensation payable to PALP thereunder with respect to each Fund is higher than the compensation payable to the relevant Adviser under the Proposed Advisory Agreement for such Fund.

    (3) Unlike the Current Management Contracts, the Proposed PALP Advisory Agreement provides that it may be terminated by vote of a majority of the Independent Trustees of the PAF Trust.

    (4) Unlike the Current Management Contracts, the Proposed PIMCO Advisory Agreement does not specifically provide for the retention of sub-advisers by PIMCO.

    (5) PIMCO will replace PALP as the Adviser to the Global Income Fund under the Proposed PIMCO Advisory Agreement as described above.

    (6) The Proposed Advisory Agreements will be dated on or about the effective date of the Reorganizations.

COMPARISON OF COMPENSATION PAYABLE UNDER THE PROPOSED ADVISORY AGREEMENTS AND CURRENT MANAGEMENT CONTRACTS AND OVERALL FUND EXPENSES UNDER CURRENT AND PROPOSED FEE STRUCTURES.

  The following sets forth the compensation payable to PALP (for portfolio management and administrative services) under the Current Management Contracts and to PALP (or PIMCO in the case of the Global Income Fund) (for portfolio management services only) under the Proposed Advisory Agreements. Fees under the agreements are payable at the following annual rates expressed as a percentage of the average daily net asset value of each Fund:

                             FEE UNDER CURRENT             FEE UNDER PROPOSED
                            MANAGEMENT CONTRACT            ADVISORY AGREEMENT
                            (AS A PERCENTAGE OF            (AS A PERCENTAGE OF
          FUND           AVERAGE DAILY NET ASSETS)      AVERAGE DAILY NET ASSETS)
          ----           -------------------------      -------------------------
      Equity Income  0.75% of first $200 million                  0.60%
                     0.70% of amounts over $200 million
      Global Income  0.70% of first $250 million                  0.25%
                     0.60% of amounts over $250 million
      Growth         0.70% of first $200 million                  0.50%
                     0.65% of amounts over $200 million
      Innovation     0.75% of first $200 million                  0.65%
                     0.70% of amounts over $200 million
      International  0.80%                                        0.55%
      Opportunity    0.75% of first $200 million                  0.65%
                     0.70% of amounts over $200 million
      Precious       0.75% of first $200 million                  0.60%
       Metals        0.70% of amounts over $200 million
      Target         0.75% of first $200 million                  0.55%
                     0.70% of amounts over $200 million
      Tax Exempt     0.60%                                        0.30%

  The following table compares the aggregate fees paid to PALP during the fiscal year ended September 30, 1996 under the Current Management Contracts for each Fund with the aggregate fees that would have been paid to PALP (or PIMCO in the case of the Global Income Fund) during such fiscal year had the Proposed Advisory Agreements been in effect:

                                                                                  DECREASE IN FEES UNDER
                                                                                    PROPOSED ADVISORY
                                                   FEES THAT WOULD HAVE BEEN PAID AGREEMENT STATED AS A
                    ACTUAL FEES PAID UNDER CURRENT  UNDER THE PROPOSED ADVISORY    % OF FEES PAID UNDER
                    MANAGEMENT CONTRACT FOR FISCAL   AGREEMENT FOR FISCAL YEAR      CURRENT MANAGEMENT
        FUND              YEAR ENDED 9/30/96               ENDED 9/30/96                CONTRACT*
        ----        ------------------------------ ------------------------------ ----------------------
   Equity Income              $1,627,632                     $1,317,314                  (19.07)%
   Global Income                  54,325                         23,895                  (56.02)
   Growth                      9,987,541                      7,631,533                  (23.59)
   Innovation                  1,063,584                        942,197                  (11.41)
   International               1,872,608                      1,284,971                  (31.38)
   Opportunity                 6,183,575                      5,708,585                   (7.68)
   Precious Metals               397,969                        308,155                  (22.57)
   Target                      7,295,767                      5,702,002                  (21.85)
   Tax Exempt                    333,349                        166,928                  (49.92)

  --------
  * The scope of services provided under the Proposed Advisory Agreements is less than under the Current Management Contracts. Consequently, these figures alone should not be construed as suggesting that the overall expenses of the particular Fund will decrease as a result of the adoption of the Proposed Advisory Agreements. As described above, if the Proposed Advisory Agreements are adopted, compensation for administrative services currently paid to PALP under the Current Management Contracts would be paid to PALP or PIMCO for such services under the New Administration Agreements. The tables and examples provided below compare estimated overall Fund expenses under the current and proposed fee structures.

  The following tables and examples are provided to assist shareholders in understanding and comparing the various costs and expenses of the Funds that would be borne directly or indirectly by shareholders under the current fee structure (with the Current Management Contracts in effect) and the proposed "unified" fee structure (with the Proposed Advisory Agreements and New Administration Agreements in effect):

SCHEDULE OF FEES
(UNDER BOTH CURRENT AND PROPOSED FEE STRUCTURES)

                                                      CLASS A  CLASS B  CLASS C
                                                      SHARES  SHARES/(1)/ SHARES
                                                      ------- --------- -------
SHAREHOLDER TRANSACTION EXPENSES (ALL FUNDS)
Maximum initial sales charge imposed on purchases
 (as a percentage of offering price at time of
 purchase)
 Equity Income, Growth, Innovation, International
  Opportunity, Precious Metals and Target Funds......  5.50%     None     None
 Global Income and Tax Exempt Funds..................  4.75%     None     None
Maximum sales charge imposed on reinvested dividends
 (as a percentage of net asset value at time of
 purchase)...........................................   None     None     None
Maximum contingent deferred sales charge ("CDSC")
 (as a percentage of original purchase price)........  1%/(2)/  5%/(3)/  1%/(4)/
Exchange Fee.........................................   None     None     None

--------
/(1)/ The Opportunity Fund does not offer Class B shares.
/(2)/ Imposed only in certain circumstances where Class A shares are purchased without a sales charge at the time of purchase.
/(3)/ The maximum CDSC is imposed on shares redeemed in the first year following purchase. For shares held longer than one year, the CDSC declines according to the following schedule: 2nd year--4%, 3rd year--3%, 4th year --3%, 5th year--2%, 6th year--1%, 7th year--0%. After the 7th year, Class B shares convert to Class A shares and are no longer subject to a CDSC.
/(4)/ The CDSC on Class C shares is imposed only on shares redeemed in the first year.

                              EQUITY INCOME FUND

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                             CLASS A SHARES          CLASS B SHARES          CLASS C SHARES
                          ----------------------------------------------------------------------
                         CURRENT(1) PRO FORMA(2) CURRENT(1) PRO FORMA(2) CURRENT(1) PRO FORMA(2)
                          ----------------------------------------------------------------------
Management/Advisory
 Fee....................   0.74%       0.60%       0.74%       0.60%       0.74%       0.60%
Administrative Fee......               0.40%                   0.40%                   0.40%
12b-1 Fees..............   0.25%       0.25%       1.00%       1.00%       1.00%       1.00%
Other Expenses..........   0.24%         -- (3)    0.18%         -- (3)    0.25%         -- (3)
TOTAL FUND OPERATING
 EXPENSES...............   1.23%       1.25%       1.92%       2.00%       1.99%       2.00%

--------
(1) Under Current Management Contract/Current Fee Structure. Total Fund Operating Expenses are based on actual expenses during the fiscal year ended September 30, 1996 and Fund average net assets during such fiscal year.
(2) Under Proposed Advisory Agreement/Proposed Fee Structure.
(3) The Fund would incur certain additional expenses (e.g., fees of Independent Trustees and their counsel) as described under "Proposed Fee Structure" above, but during the fiscal year ended September 30, 1996, these expenses did not exceed .01%.

                         EXAMPLE: You would pay the
                         following                       EXAMPLE: You would pay the
                         expenses on a $1,000 investment following
                         assuming                        expenses on a $1,000 investment
                         (1) 5% annual return and (2)    assuming
EQUITY INCOME FUND       redemption at the end of each   (1) 5% annual return and
                         time period.                    (2) no redemption.
                         1 YEAR 3 YEARS 5 YEARS 10 YEARS 1 YEAR 3 YEARS 5 YEARS 10 YEARS
CLASS A SHARES
 Current Expenses.......  $67     $92    $119     $196    $67     $92    $119     $196
 Pro Forma Expenses.....  $67     $92    $120     $198    $67     $92    $120     $198
CLASS B SHARES
 Current Expenses.......  $70     $90    $124     $198    $20     $60    $104     $198
 Pro Forma Expenses.....  $70     $93    $128     $204    $20     $63    $108     $204
CLASS C SHARES
 Current Expenses.......  $30     $62    $107     $232    $20     $62    $107     $232
 Pro Forma Expenses.....  $30     $63    $108     $233    $20     $63    $108     $233

                              GLOBAL INCOME FUND

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                             CLASS A SHARES          CLASS B SHARES          CLASS C SHARES
                          ----------------------------------------------------------------------
                         CURRENT(1) PRO FORMA(2) CURRENT(1) PRO FORMA(2) CURRENT(1) PRO FORMA(2)
                          ----------------------------------------------------------------------
Management/Advisory
 Fee....................   0.51%       0.25%       0.68%       0.25%       0.68%       0.25%
Administrative Fee......               0.45%                   0.45%                   0.45%
12b-1 Fees..............   0.18%       0.25%       0.97%       1.00%       0.98%       1.00%
Other Expenses..........   0.58%         -- (3)    0.77%         -- (3)    0.78%         -- (3)
TOTAL FUND OPERATING
 EXPENSES...............   1.27%       0.95%       2.42%       1.70%       2.44%       1.70%

--------
(1) Under Current Management Contract/Current Fee Structure. Total Fund Operating Expenses are based on actual expenses during the fiscal year ended September 30, 1996 and Fund average net assets during such fiscal year.
(2) Under Proposed Advisory Agreement/Proposed Fee Structure.
(3) The Fund would incur certain additional expenses (e.g., fees of Independent Trustees and their counsel) as described under "Proposed Fee Structure" above, but during the fiscal year ended September 30, 1996, these expenses did not exceed .01%.

                         EXAMPLE: You would pay the following       EXAMPLE: You would pay the following
                         expenses on a $1,000 investment assuming   expenses on a $1,000 investment assuming
                         (1) 5% annual return and (2) redemption    (1) 5% annual return and
GLOBAL INCOME FUND       at the end of each time period.            (2) no redemption.
--------------------------------------------------------------------------------------------------------------
                         1 YEAR 3 YEARS 5 YEARS 10 YEARS            1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES
 Current Expenses.......  $60    $ 86    $114     $194               $60     $86    $114     $194
 Pro Forma Expenses.....  $57    $ 76    $ 98     $159               $57     $76    $ 98     $159
CLASS B SHARES
 Current Expenses.......  $75    $105    $149     $233               $25     $75    $129     $233
 Pro Forma Expenses.....  $67    $ 84    $112     $171               $17     $54    $ 92     $171
CLASS C SHARES
 Current Expenses.......  $35    $ 76    $130     $278               $25     $76    $130     $278
 Pro Forma Expenses.....  $27    $ 54    $ 92     $201               $17     $54    $ 92     $201

                                  GROWTH FUND

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                             CLASS A SHARES          CLASS B SHARES          CLASS C SHARES
                          ----------------------------------------------------------------------
                         CURRENT(1) PRO FORMA(2) CURRENT(1) PRO FORMA(2) CURRENT(1) PRO FORMA(2)
                          ----------------------------------------------------------------------
Management/Advisory
 Fee....................   0.65%       0.50%       0.65%       0.50%       0.65%       0.50%
Administrative Fee......               0.40%                   0.40%                   0.40%
12b-1 Fees..............   0.25%       0.25%       1.00%       1.00%       1.00%       1.00%
Other Expenses..........   0.21%         -- (3)    0.19%         -- (3)    0.21%         -- (3)
TOTAL FUND OPERATING
 EXPENSES...............   1.11%       1.15%       1.84%       1.90%       1.86%       1.90%

--------
(1) Under Current Management Contract/Current Fee Structure. Total Fund Operating Expenses are based on actual expenses during the fiscal year ended September 30, 1996 and Fund average net assets during such fiscal year.
(2) Under Proposed Advisory Agreement/Proposed Fee Structure.
(3) The Fund would incur certain additional expenses (e.g., fees of Independent Trustees and their counsel) as described under "Proposed Fee Structure" above, but during the fiscal year ended September 30, 1996, these expenses did not exceed .01%.

                         EXAMPLE: You would pay the following       EXAMPLE: You would pay the following
                         expenses on a $1,000 investment assuming   expenses on a $1,000 investment assuming
                         (1) 5% annual return and (2) redemption    (1) 5% annual return and
GROWTH FUND              at the end of each time period.            (2) no redemption.
--------------------------------------------------------------------------------------------------------------
                         1 YEAR 3 YEARS 5 YEARS 10 YEARS            1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES
 Current Expenses.......  $66     $88    $113     $183               $66     $88    $113     $183
 Pro Forma Expenses.....  $66     $90    $115     $187               $66     $90    $115     $187
CLASS B SHARES
 Current Expenses.......  $69     $88    $120     $187               $19     $58    $100     $187
 Pro Forma Expenses.....  $69     $90    $123     $193               $19     $60    $103     $193
CLASS C SHARES
 Current Expenses.......  $29     $58    $101     $218               $19     $58    $101     $218
 Pro Forma Expenses.....  $29     $60    $103     $222               $19     $60    $103     $222

                                INNOVATION FUND

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                             CLASS A SHARES          CLASS B SHARES          CLASS C SHARES
                          ----------------------------------------------------------------------
                         CURRENT(1) PRO FORMA(2) CURRENT(1) PRO FORMA(2) CURRENT(1) PRO FORMA(2)
                          ----------------------------------------------------------------------
Management/Advisory
 Fee....................   0.73%       0.65%       0.73%       0.65%       0.73%       0.65%
Administrative Fee......               0.40%                   0.40%                   0.40%
12b-1 Fees..............   0.25%       0.25%       1.00%       1.00%       1.00%       1.00%
Other Expenses..........   0.31%         -- (3)    0.27%         -- (3)    0.28%         -- (3)
TOTAL FUND OPERATING
 EXPENSES...............   1.29%       1.30%       2.00%       2.05%       2.01%       2.05%

--------
(1) Under Current Management Contract/Current Fee Structure. Total Fund Operating Expenses are based on actual expenses during the fiscal year ended September 30, 1996 and Fund average net assets during such fiscal year.
(2) Under Proposed Advisory Agreement/Proposed Fee Structure.
(3) The Fund would incur certain additional expenses (e.g., fees of Independent Trustees and their counsel) as described under "Proposed Fee Structure" above, but during the fiscal year ended September 30, 1996, these expenses did not exceed .01%.

                         EXAMPLE: You would pay the following       EXAMPLE: You would pay the following
                         expenses on a $1,000 investment assuming   expenses on a $1,000 investment assuming
                         (1) 5% annual return and (2) redemption    (1) 5% annual return and
INNOVATION FUND          at the end of each time period.            (2) no redemption.
--------------------------------------------------------------------------------------------------------------
                         1 YEAR 3 YEARS 5 YEARS 10 YEARS            1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES
 Current Expenses.......  $67     $94    $122     $202               $67     $94    $122     $202
 Pro Forma Expenses.....  $68     $94    $122     $203               $68     $94    $122     $203
CLASS B SHARES
 Current Expenses.......  $70     $93    $128     $205               $20     $63    $108     $205
 Pro Forma Expenses.....  $71     $94    $130     $209               $21     $64    $110     $209
CLASS C SHARES
 Current Expenses.......  $30     $63    $108     $234               $20     $63    $108     $234
 Pro Forma Expenses.....  $31     $64    $110     $238               $21     $64    $110     $238

                              INTERNATIONAL FUND

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                             CLASS A SHARES          CLASS B SHARES          CLASS C SHARES
                          ----------------------------------------------------------------------
                         CURRENT(1) PRO FORMA(2) CURRENT(1) PRO FORMA(2) CURRENT(1) PRO FORMA(2)
                          ----------------------------------------------------------------------
Management/Advisory
 Fee....................   0.80%       0.55%       0.80%       0.55%       0.80%       0.55%
Administrative Fee......               0.65%                   0.65%                   0.65%
12b-1 Fees..............   0.25%       0.25%       1.00%       1.00%       1.00%       1.00%
Other Expenses..........   0.36%         -- (3)    0.28%         -- (3)    0.36%         -- (3)
TOTAL FUND OPERATING
 EXPENSES...............   1.41%       1.45%       2.08%       2.20%       2.16%       2.20%

--------
(1) Under Current Management Contract/Current Fee Structure. Total Fund Operating Expenses are based on actual expenses during the fiscal year ended September 30, 1996 and Fund average net assets during such fiscal year.
(2) Under Proposed Advisory Agreement/Proposed Fee Structure.
(3) The Fund would incur certain additional expenses (e.g., fees of Independent Trustees and their counsel) as described under "Proposed Fee Structure" above, but during the fiscal year ended September 30, 1996, these expenses did not exceed .01%.

                         EXAMPLE: You would pay the following       EXAMPLE: You would pay the following
                         expenses on a $1,000 investment assuming   expenses on a $1,000 investment assuming
                         (1) 5% annual return and (2) redemption    (1) 5% annual return and
INTERNATIONAL FUND       at the end of each time period.            (2) no redemption.
--------------------------------------------------------------------------------------------------------------
                         1 YEAR 3 YEARS 5 YEARS 10 YEARS            1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES
 Current Expenses.......  $69     $97    $128     $215               $69     $97    $128     $215
 Pro Forma Expenses.....  $69     $98    $130     $219               $69     $98    $130     $219
CLASS B SHARES
 Current Expenses.......  $71     $95    $132     $215               $21     $65    $112     $215
 Pro Forma Expenses.....  $72     $99    $138     $225               $22     $69    $118     $225
CLASS C SHARES
 Current Expenses.......  $32     $68    $116     $249               $22     $68    $116     $249
 Pro Forma Expenses.....  $32     $69    $118     $253               $22     $69    $118     $253

                              OPPORTUNITY FUND(1)

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                             CLASS A SHARES          CLASS C SHARES
                                             ---------------------------
                         CURRENT(2) PRO FORMA(3) CURRENT(2) PRO FORMA(3)
                                             ---------------------------
Management/Advisory
 Fee....................   0.70%       0.65%       0.70%       0.65%
Administrative Fee......               0.40%                   0.40%
12b-1 Fees..............   0.25%       0.25%       1.00%       1.00%
Other Expenses..........   0.17%         -- (4)    0.16%         -- (4)
TOTAL FUND OPERATING
 EXPENSES...............   1.12%       1.30%       1.86%       2.05%

--------
(1) The Opportunity Fund does not offer Class B shares.
(2) Under Current Management Contract/Current Fee Structure. Total Fund Operating Expenses are based on actual expenses during the fiscal year ended September 30, 1996 and Fund average net assets during such fiscal year.
(3) Under Proposed Advisory Agreement/Proposed Fee Structure.
(4) The Fund would incur certain additional expenses (e.g., fees of Independent Trustees and their counsel) as described under "Proposed Fee Structure" above, but during the fiscal year ended September 30, 1996, these expenses did not exceed .01%.

                         EXAMPLE: You would pay the following       EXAMPLE: You would pay the following
                         expenses on a $1,000 investment assuming   expenses on a $1,000 investment assuming
                         (1) 5% annual return and (2) redemption    (1) 5% annual return and
OPPORTUNITY FUND         at the end of each time period.            (2) no redemption.
--------------------------------------------------------------------------------------------------------------
                         1 YEAR 3 YEARS 5 YEARS 10 YEARS            1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES
 Current Expenses.......  $66     $89    $113     $184               $66     $89    $113     $184
 Pro Forma Expenses.....  $68     $94    $122     $203               $68     $94    $122     $203
CLASS C SHARES
 Current Expenses.......  $29     $58    $101     $218               $19     $58    $101     $218
 Pro Forma Expenses.....  $31     $64    $110     $238               $21     $64    $110     $238

                             PRECIOUS METALS FUND

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                             CLASS A SHARES          CLASS B SHARES          CLASS C SHARES
                          ----------------------------------------------------------------------
                         CURRENT(1) PRO FORMA(2) CURRENT(1) PRO FORMA(2) CURRENT(1) PRO FORMA(2)
                          ----------------------------------------------------------------------
Management/Advisory
 Fee....................    0.75%       0.60%       0.75%       0.60%       0.75%       0.60%
Administrative Fee......                0.45%                   0.45%                   0.45%
12b-1 Fees..............    0.25%       0.25%       1.00%       1.00%       1.00%       1.00%
Other Expenses..........    0.42%        -- (3)     0.35%        -- (3)     0.37%        -- (3)
TOTAL FUND OPERATING
 EXPENSES...............    1.42%       1.30%       2.10%       2.05%       2.12        2.05%

--------
(1) Under Current Management Contract/Current Fee Structure. Total Fund Operating Expenses are based on actual expenses during the fiscal year ended September 30, 1996 and Fund average net assets during such fiscal year.
(2) Under Proposed Advisory Agreement/Proposed Fee Structure.
(3) The Fund would incur certain additional expenses (e.g., fees of Independent Trustees and their counsel) as described under "Proposed Fee Structure" above, but during the fiscal year ended September 30, 1996, these expenses did not exceed .01%.


                         EXAMPLE: You would pay the following       EXAMPLE: You would pay the following
                         expenses on a $1,000 investment assuming   expenses on a $1,000 investment assuming
                         (1) 5% annual return and (2) redemption    (1) 5% annual return and
PRECIOUS METALS FUND     at the end of each time period.            (2) no redemption.
--------------------------------------------------------------------------------------------------------------
                         1 YEAR 3 YEARS 5 YEARS 10 YEARS            1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES
 Current Expenses.......  $69     $97    $128     $216               $69     $97    $128     $216
 Pro Forma Expenses.....  $68     $94    $122     $203               $68     $94    $122     $203
CLASS B SHARES
 Current Expenses.......  $71     $96    $133     $217               $21     $66    $113     $217
 Pro Forma Expenses.....  $71     $94    $130     $209               $21     $64    $110     $209
CLASS C SHARES
 Current Expenses.......  $32     $66    $114     $245               $22     $66    $114     $245
 Pro Forma Expenses.....  $31     $64    $110     $238               $21     $64    $110     $238

                                  TARGET FUND

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                             CLASS A SHARES          CLASS B SHARES          CLASS C SHARES
                          ----------------------------------------------------------------------
                         CURRENT(1) PRO FORMA(2) CURRENT(1) PRO FORMA(2) CURRENT(1) PRO FORMA(2)
                          ----------------------------------------------------------------------
Management/Advisory
 Fee....................   0.70%       0.55%       0.70%       0.55%       0.70%       0.55%
Administrative Fee......               0.40%                   0.40%                   0.40%
12b-1 Fees..............   0.25%       0.25%       1.00%       1.00%       1,00%       1.00%
Other Expenses..........   0.21%         -- (3)    0.16%         -- (3)    0.21%         -- (3)
TOTAL FUND OPERATING
 EXPENSES...............   1.16%       1.20%       1.86%       1.95%       1.91%       1.95%

--------
(1) Under Current Management Contract/Current Fee Structure. Total Fund Operating Expenses are based on actual expenses during the fiscal year ended September 30, 1996 and Fund average net assets during such fiscal year.
(2) Under Proposed Advisory Agreement/Proposed Fee Structure.
(3) The Fund would incur certain additional expenses (e.g., fees of Independent Trustees and their counsel) as described under "Proposed Fee Structure" above, but during the fiscal year ended September 30, 1996, these expenses did not exceed .01%.

                         EXAMPLE: You would pay the following       EXAMPLE: You would pay the following
                         expenses on a $1,000 investment assuming   expenses on a $1,000 investment assuming
                         (1) 5% annual return and (2) redemption    (1) 5% annual return and
TARGET FUND              at the end of each time period.            (2) no redemption.
--------------------------------------------------------------------------------------------------------------
                         1 YEAR 3 YEARS 5 YEARS 10 YEARS            1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES
 Current Expenses.......  $66     $90    $115     $188               $66     $90    $115     $188
 Pro Forma Expenses.....  $67     $91    $117     $192               $67     $91    $117     $192
CLASS B SHARES
 Current Expenses.......  $69     $88    $121     $191               $19     $58    $101     $191
 Pro Forma Expenses.....  $70     $91    $125     $198               $20     $61    $105     $198
CLASS C SHARES
 Current Expenses.......  $29     $60    $103     $223               $19     $60    $103     $223
 Pro Forma Expenses.....  $30     $61    $105     $227               $20     $61    $105     $227

                                TAX EXEMPT FUND

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                             CLASS A SHARES          CLASS B SHARES          CLASS C SHARES
                          ----------------------------------------------------------------------
                         CURRENT(1) PRO FORMA(2) CURRENT(1) PRO FORMA(2) CURRENT(1) PRO FORMA(2)
                          ----------------------------------------------------------------------
Management/Advisory
 Fee....................   0.60%       0.30%       0.60%       0.30%       0.60%       0.30%
Administrative Fee......               0.40%                   0.40%                   0.40%
12b-1 Fees..............   0.25%       0.25%       1.00%       1.00%       1.00%       1.00%
Other Expenses..........   0.21%         -- (3)    0.20%         -- (3)    0.22%         -- (3)
TOTAL FUND OPERATING
 EXPENSES...............   1.06%       0.95%       1.80%       1.70%       1.82%       1.70%

--------
(1) Under Current Management Contract/Current Fee Structure. Total Fund Operating Expenses are based on actual expenses during the fiscal year ended September 30, 1996 and Fund average net assets during such fiscal year.
(2) Under Proposed Advisory Agreement/Proposed Fee Structure.
(3) The Fund would incur certain additional expenses (e.g., fees of Independent Trustees and their counsel) as described under "Proposed Fee Structure" above, but during the fiscal year ended September 30, 1996, these expenses did not exceed .01%.

                         EXAMPLE: You would pay the following       EXAMPLE: You would pay the following
                         expenses on a $1,000 investment assuming   expenses on a $1,000 investment assuming
                         (1) 5% annual return and (2) redemption    (1) 5% annual return and
TAX EXEMPT FUND          at the end of each time period.            (2) no redemption.
--------------------------------------------------------------------------------------------------------------
                         1 YEAR 3 YEARS 5 YEARS 10 YEARS            1 YEAR 3 YEARS 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES
 Current Expenses.......  $58     $80    $103     $171              $58     $80    $103     $171
 Pro Forma Expenses.....  $57     $76    $ 98     $159              $57     $76    $ 98     $159
CLASS B SHARES
 Current Expenses.......  $68     $87    $117     $183              $18     $57    $ 97     $183
 Pro Forma Expenses.....  $67     $84    $112     $171              $17     $54    $ 92     $171
CLASS C SHARES
 Current Expenses.......  $28     $57    $ 99     $214              $18     $57    $ 99     $214
 Pro Forma Expenses.....  $27     $54    $ 92     $201              $17     $54    $ 92     $201

The purpose of the foregoing tables is to assist investors in understanding the various costs and expenses of the PAF Trust that are or would be borne directly or indirectly by Class A, Class B and Class C shareholders of the Funds under the Current Management Contracts/current fee structure and Proposed Advisory Agreements/proposed "unified" fee structure. The Examples should not be considered a representation of future performance; actual expenses may be greater or less than those shown.

  BASIS FOR THE TRUSTEES' RECOMMENDATION. In approving the Proposed Advisory Agreements, the Trustees of the PAF Trust, including the Independent Trustees, requested and evaluated information provided by PALP and PIMCO which, in the their opinion, constituted all information reasonably necessary for the Trustees to form a judgment as to whether the Proposed Advisory Agreements would be in the best interests of the Funds and their shareholders.

  In recommending that shareholders approve the Proposed Advisory Agreements, the Trustees took into account all factors which they deemed relevant, including: (i) the recent investment performance of the Funds and the advisory fees and other expenses that would be paid by the Funds under the proposed "unified" fee structure as compared to those of similar funds managed by other investment advisers; (ii) the nature, quality and extent of the portfolio management services furnished by the Advisers/3/ to the Funds; (iii) each Adviser's ability to maintain and enhance its ability to retain and attract capable personnel to serve the Funds; and (iv) the fact that, with respect to portfolio management services, the Proposed Advisory Agreements would, except as described herein, have terms and conditions substantially similar to those of the Current Management Contracts.

  The Trustees believe that in approving the Proposed Advisory Agreements and permitting the adoption of the proposed "unified" fee structure, shareholders will gain the immediate benefits of a level of Fund expenses that, with limited exception, would be precise and predictable. Shareholders will also be insulated from price increases in third-party services and from associated increased expense ratios arising from a decline in net assets. However, there can be no assurance that the proposed fee structure will result in savings in operating expenses to shareholders.

  The Trustees took into account pro forma projections (similar to those set forth above) with respect to the total expenses (as a percentage of total net assets) expected to be borne by each Fund if the proposed "unified" fee structure were adopted by the Fund. In particular, the Trustees considered the extent to which the shareholders of a Fund would, in the aggregate, realize under the Proposed Advisory Agreements and proposed "unified" fee structure either an immediate reduction, increase or no material change in the level of Fund expenses borne by such shareholders.

   In considering the Proposed Advisory Agreements and proposed fee structure, the Trustees placed primary emphasis upon the nature and quality of the services being provided on behalf of the Funds by PALP, PIMCO and the Sub-Advisers to the Funds, taking into account the relative complexity of managing the Funds. The Trustees believe that the proposed fee structure, including any projected increase in total expenses, will, over the long term, enable PALP, PIMCO and the Sub-Advisers to continue to provide high-quality investment advisory services to the Funds at reasonable fee rates and will allow PALP and PIMCO, as the case may be, to provide or arrange for the provision of administrative and other services to the Funds at precise and predictable expense levels as and to the extent described above.
--------
/3/ With respect to portfolio management services, the Trustees considered, among other factors, PALP's services in its current capacity as adviser to each Fund (except for the Global Income Fund) and the services of each Sub-Adviser to the applicable Funds.

  With respect to the services to be provided on behalf of each Fund, the Trustees determined that the compensation to be paid to PALP and PIMCO under the Proposed Advisory Agreements is fair and reasonable, and that the Proposed Advisory Agreements will allow the Advisers to receive fees for their services that are competitive with fees paid by other mutual funds to high-quality investment managers.

  REQUIRED VOTE. Approval of the proposals set forth in Parts II with respect to each Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the applicable Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund, or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the Fund's outstanding shares are present at the Meeting in person or by proxy. If the shareholders of any Fund do not approve the relevant Proposed Advisory Agreement, the Fund's Current Management Contract will remain in effect and other services will continue to be provided directly by third parties at the expense of the relevant Fund. At such time, the Trustees will take such further action as they deem to be in the best interests of the shareholders of that Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF THE EQUITY INCOME, GROWTH, INNOVATION, INTERNATIONAL, OPPORTUNITY, TARGET, TAX EXEMPT AND PRECIOUS METALS FUNDS VOTE FOR APPROVAL OF THE PROPOSED PALP ADVISORY AGREEMENT AND THAT THE SHAREHOLDERS OF THE GLOBAL INCOME FUND VOTE FOR APPROVAL OF THE PROPOSED PIMCO ADVISORY AGREEMENT.

                    III. APPROVAL OR DISAPPROVAL OF PROPOSED
                            SUB-ADVISORY AGREEMENTS.

                 (FOR ALL FUNDS EXCEPT THE GLOBAL INCOME FUND)

  PALP has entered into separate Sub-Adviser Agreements (the "Current Sub-Advisory Agreements") (i) on behalf of the Equity Income Fund, the Growth Fund, the Innovation Fund, the Opportunity Fund, the Target Fund and the Tax Exempt Fund (together, the "CCI Funds") with Columbus Circle Investors ("CCI"); (ii) on behalf of the Precious Metals Fund with Van Eck Associates Corporation ("Van Eck"); and (iii) on behalf of the International Fund with Blairlogie Capital Management ("Blairlogie," and together with CCI and Van Eck, the "Sub-Advisers"), each of which has been assented to by the PAF Trust. Fees paid to the Sub-Advisers under the Current Sub-Advisory Agreements are paid exclusively by PALP and not directly by the shareholders of the Funds.

  The Trustees of the PAF Trust propose that the shareholders of each CCI Fund approve a new Sub-Advisory Agreement (the "Proposed CCI Sub-Advisory Agreement") between PALP and CCI on behalf of each CCI Fund, that the shareholders of the Precious Metals Fund approve a new Sub-Advisory Agreement (the "Proposed Van Eck Sub-Advisory Agreement") between PALP and Van Eck on behalf of the Precious Metals Fund and that the shareholders of the International Fund approve a new Sub-Advisory Agreement (the "Proposed Blairlogie Sub-Advisory Agreement," and together with the Proposed CCI Sub-Advisory Agreement and the Proposed Van Eck Sub-Advisory Agreement, the "Proposed Sub-Advisory Agreements") between PALP and Blairlogie on behalf of the International Fund.

  Information applicable to the Sub-Advisers and Proposed Sub-Advisory Agreements is set forth below. The descriptions of the Proposed Sub-Advisory Agreements are qualified in their entirety by reference to the form of the agreements included as Appendix C to this Proxy Statement.

  PROPOSED SUB-ADVISORY AGREEMENTS. The Proposed Sub-Advisory Agreements provide that, subject to the general supervision of the PAF Trust's Trustees and PALP, the relevant Sub-Adviser shall provide a continuous investment program for each Fund and determine the composition of the assets of each Fund, including the determination of the purchase, retention, or sale of securities, cash, and other investments for the Fund. The Sub-Adviser would provide such services in accordance with the Fund's investment objective, investment policies, and investment restrictions as stated in the PAF Trust's registration statement filed with the Securities and Exchange Commission, as supplemented and amended from time to time.

  Each Proposed Sub-Advisory Agreement provides that it will, unless sooner terminated in accordance with the agreement, continue in effect with respect to a Fund for a period of two years from its effective date and thereafter on an annual basis with respect to such Fund provided such continuance is approved at least annually by the vote of a majority of the Independent Trustees of the PAF Trust and either (a) by the vote of a majority of the Board of Trustees of the PAF Trust, or (b) by vote of a majority of the outstanding voting securities of the Fund. Any approval of a Proposed Sub-Advisory Agreement by the holders of a majority of the outstanding voting securities of a particular Fund would be effective for these purposes notwithstanding (a) that the agreement has not been approved by the holders of a majority of the outstanding voting securities of any other Fund or (b) that the agreement has not been approved by the vote of a majority of the outstanding shares of the PAF Trust, unless such approval is required by any other applicable law or otherwise. Each Proposed Sub-Advisory Agreement provides that it may not be materially amended without a majority vote of the outstanding voting securities of the particular Fund or Funds and that it terminates automatically in the event of its assignment (as defined in the 1940 Act).

  Each Proposed Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by (a) the PAF Trust by vote of a majority of the Board of Trustees, by vote of a majority of the Independent Trustees, by vote of a majority of the outstanding voting securities of the PAF Trust or, with respect to a particular Fund, by vote of a majority of the outstanding voting securities of such Fund, upon 60 days' written notice to the relevant Sub-Adviser, or (b) by PALP upon 60 days' written notice to the relevant Sub-Adviser. Each Proposed Sub-Advisory Agreements may be terminated by the relevant Sub-Adviser upon 60 days' written notice to the Trust, except that the Proposed Van Eck Sub-Advisory Agreement provides that it may be terminated by Van Eck upon 180 days' written notice to the PAF Trust.

  Each Proposed Sub-Advisory Agreement provides that, except as required by applicable law, the Sub-Adviser and its affiliates and controlling persons shall not be liable for any act or omission or mistake in judgment connected with or arising out of any services rendered under the agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under the agreement. In addition, each Proposed Sub-Advisory Agreement provides that PALP and the relevant Sub-Adviser shall indemnify the other party and its affiliates and controlling persons for liability incurred by such party, arising out of the indemnifying party's responsibilities to the PAF Trust, based on (a) the misfeasance, malfeasance or nonfeasance of the indemnifying party or its employees, representatives, affiliates or persons acting on its behalf or (b) material inaccuracies or omissions in the PAF Trust's registration statement made in reliance on information furnished by the indemnifying party.

  The Proposed Van Eck Sub-Advisory Agreement includes certain provisions which differ from (or are in addition to) those in the Proposed CCI and Blairlogie Sub-Advisory Agreements. The Proposed Van Eck Sub-Advisory Agreement provides that Van Eck shall not exercise or procure the exercise of any voting right attached to investments of the Precious Metals Fund except with the agreement or on the specific instructions of the

Trustees. The Proposed Blairlogie and CCI Sub-Advisory Agreements do not have a similar restriction. The Proposed Van Eck Sub-Advisory Agreement is also more specific that the other two Proposed Sub-Advisory Agreements with respect to the expenses that will be incurred by Van Eck and its staff for their activities under the agreement and specifically provides that any of the shareholders, Trustees, officers and employees of the PAF Trust may have certain affiliations with Van Eck and that Van Eck may have an interest in the PAF Trust. Unlike the other two Proposed Sub-Advisory Agreements, the Proposed Van Eck Sub-Advisory Agreement also provides that neither Van Eck nor any of its affiliates operating under the "Van Eck" name shall undertake to act as an adviser for any other fund that is not sponsored or managed by Van Eck or one of its affiliates except upon not less than 60 days' prior notice in writing to PALP and the PAF Trust.

  The Proposed Blairlogie Sub-Advisory Agreement contains provisions relating to consent to service of process of Blairlogie with respect to any actions brought against it by PALP or the PAF Trust. The Proposed CCI and Van Eck Sub-Advisory Agreements do not have similar provisions.

  CURRENT SUB-ADVISORY AGREEMENTS. Each Current Sub-Advisory Agreement is dated as of November 16, 1994. The Current Sub-Advisory Agreement for each of the Equity Income, Growth, Opportunity, Precious Metals and Tax Exempt Funds was approved by shareholders of the relevant Fund on October 28, 1994 in connection with a change in control of PALP. The Current Sub-Advisory Agreement for the Innovation Fund was approved by the sole initial shareholder of that Fund on November 10, 1994. The continuance of each Current Sub-Advisory Agreement was last approved by all of the Trustees, including the Independent Trustees, in person at a meeting held on September 17, 1996.

  MATERIAL DIFFERENCES BETWEEN PROPOSED SUB-ADVISORY AGREEMENTS AND CURRENT SUB-ADVISORY AGREEMENTS. Except as described below, the Proposed Sub-Advisory Agreements are similar in all material respects to the Current Sub-Advisory Agreements.

  The principal differences between the Proposed Sub-Advisory Agreements and Current Sub-Advisory Agreements are as follows:

    (1) Except with respect to the International and Tax Exempt Funds, the Proposed Sub-Advisory Agreements and Current Sub-Advisory Agreements differ with respect to the level of fees payable by PALP to the relevant Sub-Adviser for each Fund.

    (2) Unlike the Proposed Sub-Advisory Agreements, the Current Sub-Advisory Agreements do not provide that they may be terminated at any time by vote of a majority of the Independent Trustees of the PAF Trust.

    (3) Like the Proposed Van Eck Sub-Advisory Agreement, each Current Sub-Advisory Agreement provides that the Sub-Adviser may terminate the agreement upon 180 days' written notice to the PAF Trust. The remaining Proposed Sub-Advisory Agreements provide that the Sub-Adviser may terminate the agreement upon 60 days' written notice to the PAF Trust.

    (4) Unlike the Proposed Sub-Advisory Agreements, the Current Sub-Advisory Agreements do not contain a provision providing for the indemnification of PALP and the relevant Sub-Adviser by the other party to the agreement.

    (5) Like the Proposed Van Eck Sub-Advisory Agreement, each Current Sub-Advisory Agreement provides that the Sub-Adviser shall not exercise or procure the exercise of any voting right attached to investments of the relevant Fund except with the agreement or on the specific instructions of the Trustees. The remaining Proposed Sub-Advisory Agreements do not contain a similar restriction.

    (6) Unlike the Proposed Blairlogie Sub-Advisory Agreement, the Current Sub-Advisory Agreements do not contain provisions relating to consent to service of process of the relevant Sub-Adviser.

    (7) The Proposed Sub-Advisory Agreements will be dated on or about the effective date of the Reorganizations.

COMPARISON OF COMPENSATION PAYABLE UNDER CURRENT SUB-ADVISORY AGREEMENTS AND PROPOSED SUB-ADVISORY AGREEMENTS.

  The following sets forth the compensation payable to the relevant Sub-Adviser by PALP under the Current Sub-Advisory Agreements and Proposed Sub-Advisory Agreements. Fees under the agreements are payable at the following annual rates expressed as a percentage of the average daily net asset value of each Fund:

                                    FEE UNDER CURRENT             FEE UNDER PROPOSED
                                 SUB-ADVISORY AGREEMENT         SUB-ADVISORY AGREEMENT
                                   (AS A PERCENTAGE OF            (AS A PERCENTAGE OF
    FUND       SUB-ADVISER      AVERAGE DAILY NET ASSETS)      AVERAGE DAILY NET ASSETS)
    ----       -----------      -------------------------      -------------------------
Equity Income  CCI         0.375% of first $200 million                 0.380%
                           0.350% of amounts over $200 million
Growth         CCI         0.350% of first $200 million                 0.340%
                           0.325% of amounts over $200 million
Innovation     CCI         0.375% of first $200 million                 0.380%
                           0.350% of amounts over $200 million
International  Blairlogie  0.400%                                       0.400%
Opportunity    CCI         0.375% of first $200 million                 0.480%
                           0.350% of amounts over $200 million
Precious       Van Eck     0.375% of first $200 million                 0.350%
 Metals                    0.350% of amounts over $200 million
Target         CCI         0.375% of first $200 million                 0.360%
                           0.350% of amounts over $200 million
Tax Exempt     CCI         0.300%                                       0.300%

  The following table compares the actual aggregate fees paid by PALP to the relevant Sub-Adviser under the Current Sub-Advisory Agreements during the fiscal year ended September 30, 1996 with the aggregate fees PALP would have paid the Sub-Adviser during such fiscal year had the Proposed Sub-Advisory Agreements been in effect:

                                                                                INCREASE/DECREASE IN FEES UNDER
                                                                                     PROPOSED SUB-ADVISORY
                                                FEES THAT WOULD HAVE BEEN PAID       AGREEMENT STATED AS A
                 ACTUAL FEES PAID UNDER CURRENT UNDER THE PROPOSED SUB-ADVISORY      % OF FEES PAID UNDER
                 MANAGEMENT CONTRACT FOR FISCAL    AGREEMENT FOR FISCAL YEAR         CURRENT SUB-ADVISORY
     FUND              YEAR ENDED 9/30/96                ENDED 9/30/96                     AGREEMENT
     ----        ------------------------------ ------------------------------- -------------------------------
Equity Income              $  818,433                     $  834,299                          1.9%
Growth                      5,010,497                      5,189,443                          3.6
Innovation                    543,575                        550,823                          1.3
International                 934,524                        934,524                       No Change
Opportunity                 3,123,854                      4,215,571                          35
Precious Metals               192,597                        179,757                         (6.7)
Target                      3,678,547                      3,732,220                          1.5
Tax Exempt                    166,928                        166,928                       No Change

  Information about CCI, Blairlogie and Van Eck is provided under "Other Information" below.

  BASIS FOR THE TRUSTEES' RECOMMENDATION. In approving the Proposed Sub-Advisory Agreements, the Trustees of the PAF Trust, including the Independent Trustees, requested and evaluated information provided by PALP, Blairlogie, CCI and Van Eck which, in the their opinion, constituted all information reasonably necessary for the Trustees to form a judgment as to whether the Proposed Sub-Advisory Agreements would be in the best interests of the Funds and their shareholders.

  In recommending that shareholders approve the Proposed Sub-Advisory Agreements the Trustees took into account all factors which they deemed relevant, including: (i) the recent investment performance of the Funds and the fees that would be paid by PALP to the Sub-Advisers under the Proposed Sub-Advisory Agreements as compared to those of similar funds sub-advised by other investment advisers; (ii) the nature, quality and extent of the portfolio management services furnished by the Sub-Advisers to the Funds;
(iii) each Sub-Adviser's ability to maintain and enhance its ability to retain and attract capable personnel to serve the Funds; and (iv) the fact that the Proposed Sub-Advisory Agreements would, except as described herein, have terms and conditions substantially similar to those of the Current Sub-Advisory Agreements.

  In light of such factors, the Trustees determined that the Proposed Sub-Advisory Agreements, in the context of the proposed "unified" fee structure, would allow PALP and the Sub-Advisers to continue to provide high-quality portfolio management services to the Funds and that the compensation to be paid to the Sub-Advisers under the agreements would be fair and reasonable.

  REQUIRED VOTE. Approval of the Proposed Sub-Advisory Agreements with respect to each Fund will require the affirmative vote of a "majority of the outstanding voting securities" of that Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund or
(2) 67% or more of the shares of that Fund present at the Meeting if more than 50% of the outstanding shares of that Fund are represented at the Meeting in person or by proxy. If the shareholders of any Fund do not approve the Proposed Sub-Advisory Agreement, or approve the Proposed Sub-Advisory Agreement and do not approve the Proposed PALP Advisory Agreement described in
Part II of this Proxy Statement, the Trustees will take such further action as they may deem to be in the best interests of the shareholders of that Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH OF THE EQUITY INCOME, GROWTH, INNOVATION, INTERNATIONAL, OPPORTUNITY, PRECIOUS METALS, TARGET AND TAX EXEMPT FUNDS VOTE FOR APPROVAL OF THE RELEVANT PROPOSED SUB-ADVISORY AGREEMENT.

                             IV. OTHER INFORMATION

  THE PAF TRUST, THE PFEAS TRUST AND THE PIMS TRUST. The principal executive offices of the PAF Trust are located at 2187 Atlantic Street, Stamford, CT 06902, telephone: 800-426-0107 and the principal executive offices of the PFEAS Trust and the PIMS Trust are located at 840 Newport Center Drive, Suite 360, Newport Beach, CA 92660, telephone: 800-927-4648.

  Each of the PAF Trust, the PFEAS Trust and the PIMS Trust are Massachusetts business trusts which are engaged in the business of continuously offering shares of beneficial interest of their investment portfolios to the public. The PAF Trust was organized on October 14, 1983, the PFEAS Trust was organized on August 24, 1990 and the PIMS Trust was organized on February 19, 1987.

  It is expected that the PFEAS Trust will change its name to PIMCO Funds:
Multi-Manager Series, to better reflect its management structure, in connection with the overall restructuring of the PIMCO Mutual Funds of which the proposed Reorganizations are a part.

  PALP. PALP was organized as a limited partnership under Delaware law in 1987; PIMCO Partners, G.P. ("PIMCO GP"), PALP's sole general partner, is a general partnership with two partners: (i) an indirect wholly-owned subsidiary of Pacific Mutual Life Insurance Company; and (ii) PIMCO Partners, L.L.C. ("LLC"), a limited liability company, all of the interests of which are held directly by the Managing Directors of Pacific Investment Management Company, who are William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Frank B. Rabinovitch, Brent R. Harris, John L. Hague, William S. Thompson, Jr., William C. Powers, David H. Edington and Benjamin L. Trosky (collectively, the "Managing Directors"). PIMCO GP has substantially delegated its management and control of PALP to an Equity Board and an Operating Board of PALP. The activities of PALP are controlled by its Operating Board except that certain non-routine or extraordinary actions may not be effected by the Operating Board without the approval of PALP's Equity Board. The Operating Board has in turn delegated the authority to manage day-to-day operations and policies to an Operating Committee. The Operating Board is composed of twelve members, of which seven (including the chairman) are designated by PIMCO, which is a subsidiary general partnership of PALP. The Equity Board is composed of twelve members including the chief executive officer of PALP, three members designated by Pacific Financial Asset Management Company, the chairman of the Operating Board, two members designated by LLC, two members designated by holders of Series B Preferred Stock of Thomson Advisory Group Inc., the former general partner of PALP, and three independent members. Because of the ability to designate a majority of the Members of the Operating Board, PIMCO and the Managing Directors could be said to control PALP, although the Managing Directors disclaim such control. PALP and PIMCO GP are located at 800 Newport Center Drive, Suite 100, Newport Beach, CA 92660.

  The following lists information regarding the principal executive officer and functional equivalents of directors of PALP:

NAME AND ADDRESS                POSITION WITH PALP           PRINCIPAL OCCUPATION
----------------                ------------------           --------------------
William D. Cvengros(1)     Chief Executive Officer,      Position with PALP
                           Member of Equity and
                           Operating Boards

Walter E. Auch, Sr.(1)     Member of Equity Board        Management Consultant

David B. Breed(4)          Member of Operating Board     Managing Director and Chief
                                                         Executive Officer of Cadence
                                                         Capital Management
                                                         ("Cadence"), a sub-
                                                         partnership of PALP

Donald A. Chiboucas(3)     Member of Operating Board     Managing Director and
                                                         President of CCI

Walter B. Gerken(1)        Chairman of Equity Board      Position with PALP

William H. Gross(2)        Member of Equity and          Managing Director of PIMCO
                           Operating Boards

Brent R. Harris(2)         Member of Operating Board     Managing Director of PIMCO

Amy M. Hogan(3)            Member of Operating Board     Managing Director of CCI

Donald R. Kurtz(1)         Member of Equity Board        Position with PALP

James F. McIntosh(1)       Member of Equity Board        Executive Director, Allen,
                                                         Matkins, Leck, Gamble and
                                                         Mallory LLP

Dean S. Meiling(2)         Member of Operating Board     Managing Director of PIMCO

Donald K. Miller(1)        Member of Equity Board        Chairman of Greylock
                                                         Financial Inc.

James F. Muzzy(2)          Member of Operating Board     Managing Director of PIMCO

 NAME AND ADDRESS                      POSITION WITH PALP           PRINCIPAL OCCUPATION
 ----------------                      ------------------           --------------------
 William F. Podlich III(2)        Member of Equity and          Managing Director of PIMCO
                                  Operating Boards

 William C. Powers(2)             Member of Operating Board     Managing Director of PIMCO

 Glenn S. Schafer(5)              Member of Equity Board        President of Pacific Mutual
                                                                Life Insurance Company

 Irwin F. Smith(3)                Member of Equity and          Chairman, Managing Director,
                                  Operating Boards              Chief Executive Officer and
                                                                Chief Investment Officer of CCI

 Thomas C. Sutton(5)              Member of Equity Board        Chairman and Chief Executive
                                                                Officer of Pacific Mutual
                                                                Life Insurance Company

 William S. Thompson, Jr.(2)      Chairman of Operating Board   Managing Director and Chief
                                  and Member of Equity Board    Executive Officer of PIMCO

--------
(1) The person's business address is c/o PIMCO Advisors L.P., 800 Newport Center Drive, Suite 100, Newport Beach, CA 92660.
(2) The person's business address is c/o Pacific Investment Management Company, 840 Newport Center Drive, Newport Beach, CA 92660.
(3) The person's business address is c/o Columbus Circle Investors, One Station Place, Stamford, CT 06902.
(4) The person's business address is c/o Cadence Capital Management, Exchange Place, Boston, MA 02109.
(5) The person's business address is c/o Pacific Mutual Life Insurance Company, 700 Newport Center Drive, Newport Beach, CA 92660.

  The following table provides information regarding the other funds for which PALP serves as investment adviser with similar investment objectives and policies as the PFEAS Reorganizing Funds, including the size of the funds and PALP's rate of compensation for its services:

                                        NET ASSETS OF
                                         OTHER FUND
      OTHER FUND WITH                   (IN MILLIONS)                                ANNUAL
     SIMILAR OBJECTIVE                  AS OF 9/30/96                               FEE RATE
     -----------------                  -------------                               --------
                                [To be provided]

  PIMCO. PIMCO is a general partnership formed on September 15, 1994. PALP and PIMCO Management Inc., a wholly-owned subsidiary of PALP, are the general partners of PIMCO. PALP serves as PIMCO's supervising partner, and PIMCO Management Inc. serves as its managing partner. PIMCO and PIMCO Management Inc. are located at is 840 Newport Center Drive, Newport Beach, CA 92660.

  William S. Thompson, Jr. is the Chief Executive Officer and a Managing Director of PIMCO. The other Managing Directors, which are the functional equivalents of directors of PIMCO, are David H. Eddington, William H. Gross, John L. Hague, Brent R. Harris, Dean S. Meiling, James F. Muzzy, William F. Podlich III, William C. Powers, Frank B. Rabinovitch and Benjamin L. Trosky. The principal occupation of each such person is his position with PIMCO. Each person's business address is at PIMCO.

  The following table provides information regarding other funds for which PIMCO serves as investment adviser with investment objectives and policies similar to the Global Income Fund, including the size of the funds and PIMCO's rate of compensation for its services:

                             NET ASSETS OF
                              OTHER FUND
        OTHER FUND WITH      (IN MILLIONS)                 ANNUAL
       SIMILAR OBJECTIVE     AS OF 9/30/96                FEE RATE
       -----------------     -------------                --------
     CitiSelect Folio 200*       $12.1       0.35% of the first $200 million
                                             0.30% of amounts over $200 million
     CitiSelect Folio 300*       $24.1       0.35% of the first $200 million
                                             0.30% of amounts over $200 million
     CitiSelect Folio 400*       $29.4       0.35% of the first $200 million
                                             0.30% of amounts over $200 million
     CitiSelect Folio 500*       $ 2.9       0.35% of the first $200 million
                                             0.30% of amounts over $200 million

    --------
    *PIMCO manages a portion of this fund.

  CCI. CCI is a general partnership formed on September 9, 1994. PALP and Columbus Circle Investors Management Inc., a wholly-owned subsidiary of PALP, are the general partners of CCI. CCI and Columbus Circle Investors Management Inc. are located at One Station Place, Stamford, CT 06902.

  Irwin F. Smith is the Chairman, Managing Director and Chief Executive Officer of CCI. The other Managing Directors, which are the functional equivalents of directors of CCI, are Donald A. Chiboucas, Daniel S. Pickett, Amy M. Hogan, Louis P. Celentano, Robert W. Fehrman, Anthony Rizza, Marc S. Felman and C. Paul Tyborowski. The principal occupation of each such person is his or her position with CCI. Each person's business address is at CCI.

  The following table provides information regarding other funds for which CCI serves as investment adviser with similar investment objectives and policies as the CCI Funds, including the size of such other funds and CCI's rate of compensation for its services:

                             NET ASSETS OF
                              OTHER FUND
        OTHER FUND WITH      (IN MILLIONS)               ANNUAL
       SIMILAR OBJECTIVE     AS OF 9/30/96              FEE RATE
       -----------------     -------------              --------
   Liberty Asset Management     $191.6
    Company                                0.40% of the first $100 million
    Liberty All-Star Equity                0.36% of amounts over $100 million
   Frank Russell Investment     $101.3
    Management Co.                         0.35% of the first $50 million
    Frank Russell Equity I                 0.25% of amounts over $50 million
   Frank Russell Investment     $ 71.5
    Management Co.
    Frank Russell                          0.35% of the first $50 million
    Diversified Equity                     0.25% of amounts over $50 million
   Prudential Mutual Funds      $108.5     0.30% of average daily net assets
    Management Co.
    Prudential Target
    Portfolio Trust:
    Large Capitalization
    Growth Portfolio

  BLAIRLOGIE. Blairlogie is a limited partnership formed in 1994 under the laws of Scotland, United Kingdom. PALP and Blairlogie Holdings Limited, a wholly-owned subsidiary of PALP, are the general partners of Blairlogie. The principal offices of Blairlogie and Blairlogie Holdings Limited are located at 125 Princes Street, 4th Floor, Edinburgh EH2 4AD, Scotland.

  Gavin R. Dobson is the Chief Executive Officer and a Managing Director of Blairlogie. The other Managing Directors of Blairlogie are James G.S. Smith and James R. Stephens. The principal occupation of each such person is his position with Blairlogie. Each person's business address is at Blairlogie.

  The following table provides information regarding other funds for which Blairlogie serves as investment adviser with investment objectives and policies similar to the International Fund, including the size of the funds and Blairlogie's rate of compensation for its services:

                                              NET ASSETS OF
                                               OTHER FUND
           OTHER FUND WITH                    (IN MILLIONS)                      ANNUAL
          SIMILAR OBJECTIVE                   AS OF 9/30/96                     FEE RATE
          -----------------                   -------------                     --------
   Gradison McDonald International                $21.3                           0.80%

  VAN ECK. Van Eck is a Delaware corporation. John C. Van Eck and members of his immediate family own 100% of the voting stock of Van Eck. Van Eck's address is 99 Park Avenue, New York, NY 10016. Van Eck is not affiliated with PALP, PIMCO, CCI or Blairlogie.

  The following lists information regarding the principal executive officer and directors of Van Eck:

   NAME AND ADDRESS (1)       POSITION WITH VAN ECK     PRINCIPAL OCCUPATION
   --------------------   ----------------------------- --------------------
   Philip DeFeo           Director, President and Chief Position with Van Eck
                          Executive Officer
   John C. Van Eck,       Chairman of the Board         Position with Van Eck
    270 River Road,       of Directors
    Briarcliff Manor,
    New York, NY
    10510
   Derek Van Eck          Director and Executive Vice   Position with Van Eck
                          President, Global Investments
   Fred M. Van Eck        Director                      Position with Van Eck
   Jan Van Eck            Director                      Position with Van Eck
   Singrid Van Eck        Director, Vice President and  Position with Van Eck
                          Assistant Treasurer

  --------
  (1) Unless otherwise noted, the person's business address is at Van Eck.

  The following table provides information regarding other funds for which Van Eck serves as investment adviser with similar investment objectives and policies as the Precious Metals Fund, including the size of the funds and Van Eck's rate of compensation for its services:

                             NET ASSETS OF
                              OTHER FUND
       OTHER FUND WITH       (IN MILLIONS)               ANNUAL
      SIMILAR OBJECTIVE      AS OF 9/30/96              FEE RATE
      -----------------      -------------              --------
   International Investors      $455.7     0.75% of the first $500 million
    Gold Fund                              0.65% of the next $250 million
                                           0.50% of amounts over $750 million
   Gold Resources Fund          $138.7     0.75% of the first $500 million
                                           0.65% of the next $250 million
                                           0.50% of amounts over $750 million
   Gold Opportunity Fund        $  9.7     1.00%*
   Gold & Natural Resources     $161.1     1.00%
    Fund

  --------
  * The adviser agreed to waive all expenses for the period 1/01/96--3/31/96. For the period 4/01/96--9/30/96 expenses were limited to 1%.

  THE DISTRIBUTOR. The Distributor's address is 2187 Atlantic Street, Stamford, CT 06092. It is expected that the Distributor will change its name to "PIMCO Funds Distribution Company" on or about the date of the proposed Reorganizations. For the fiscal year ended September 30, 1996, the PAF Trust, the PFEAS Trust and the PIMS Trust paid the Distributor $45,100,201, $0 and $0, respectively, for its services as distributor of shares of the Trusts.

  Each Fund's allocable portion of the fees paid by the PAF Trust to the Distributor for the fiscal year ended September 30, 1996 was as follows:
Equity Income--$2,066,617; Global Income--$42,211; Growth--$14,157,059;
Innovation--$1,154,213; International--$2,190,642; Opportunity--$7,764,427;
Precious Metals--$466,348; Target--$9,263,945; and Tax Exempt--$524,699.

  In connection with the sale of Class B and Class C shares of the Reorganizing Funds, the Distributor pays commissions to broker-dealers from its own assets that it expects to recover over time through the receipt of distribution fees in connection with the Funds' Class B and Class C shares and the receipt of any CDSC on Class B and Class C shares. The total amount of such commissions paid by the Distributor with respect to the Reorganizing Funds before the consummation of the proposed Reorganizations will likely exceed the amounts recovered by the Distributor by that time. Such unrecovered amounts do not represent a liability of the Reorganizing Funds and, consequently, the New Funds will not assume any such liability in connection with the consummation of the Reorganizations. However, to the extent the Distributor has not fully recovered such commissions before the consummation of the proposed Reorganizations, it is anticipated that the Trustees of the PFEAS Trust and the PIMS Trust will consider such unrecovered amounts, among other factors, in determining whether to cause the relevant New Funds to continue payments of distribution fees in the future with respect to Class B and Class C shares.

  [Table which provides relevant information for 9/30/96 to be provided.]

  THE ADMINISTRATOR. PIMCO currently serves as the Administrator for the PAF Trust under an agreement with PALP and as Administrator for the PFEAS Trust and the PIMS Trust under agreements with those Trusts. The Funds made no direct payments to the Administrator for its services as administrator on behalf of the PAF Trust for the fiscal year ended September 30, 1996.

  On or about the Effective Date of the Reorganizations, it is expected that PALP will become the Administrator for each existing series of the PFEAS Trust and, pending approval by a PFEAS Reorganizing Fund of the matters set forth in
Part II, for the PFEAS Reorganizing Fund (either on behalf of the New PFEAS Fund if the Reorganization is approved or on behalf of the existing Fund of the PAF Trust if the Reorganization is not approved).

  INDEPENDENT PUBLIC ACCOUNTANTS. Coopers & Lybrand LLP, 1301 Avenue of the Americas, New York, NY 10019, were selected by the Trustees of the PAF Trust, including a majority of those Trustees ("Independent Trustees") who are not "interested persons," as described in the 1940 Act, of the PAF Trust, as independent public accountants for each Reorganizing Fund for its fiscal year ended September 30, 1996. Price Waterhouse LLP, 1055 Broadway, Kansas City, MO 64105, presently serves as independent public accountants for each series of the PFEAS Trust and the PIMS Trust. The Trustees of the PAF Trust, including the Independent Trustees, will select independent public accountants for each Reorganizing Fund for its fiscal year ending September 30, 1997 after the date of this Proxy Statement and prior to the Exchange Date. SHAREHOLDERS OF THE REORGANIZING FUNDS ARE NOT BEING ASKED TO APPROVE OR RATIFY THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS AT THE MEETING.

  If requested by any Reorganizing Fund shareholder in writing addressed to and received by the Clerk of the PAF Trust at least five days prior to the Meeting, a representative of the Funds' accountants will attend the Meeting with the opportunity to make a statement if desired and to respond to appropriate questions.

  EXPENSES OF REORGANIZATIONS/PROXY SOLICITATION. All legal and accounting fees and expenses, printing and other fees and expenses (other than portfolio transfer taxes (if any), brokerage and other similar expenses, all of which will be borne by the relevant Fund) incurred in connection with this Proxy Statement and the consummation of the transactions contemplated by the Plans will be allocated in the following manner. The costs of the overall restructuring of the PIMCO Mutual Funds, including the costs of the Reorganizations and this Proxy Statement (including proxy solicitation costs), are being preliminarily allocated on a basis approved by the Trustees, including the Independent Trustees, of the PAF Trust. PALP will bear any and all expenses preliminarily allocated to the particular Fund to the extent that they would otherwise exceed the respective expense caps (the "Relevant Expense Caps") set forth below. Each Fund has agreed to pay the expenses preliminarily allocated to it but not, however, in an amount exceeding the Relevant Expense Cap. The Relevant Expense Caps represent a percentage (approximately 50%) of the projected aggregate savings, if any, for shareholders of each Fund (or New Fund if the applicable Reorganization is approved) under the proposed fee structure for the first year following the Effective Date of the Reorganizations. The currently estimated expenses to be borne by each Fund (or New Fund) and the Relevant Expense Caps are as follows:

    NAME OF FUND          CURRENT EXPENSE ESTIMATES             RELEVANT EXPENSE CAP
    ------------          -------------------------             --------------------
   Equity Income                  $117,355                            $ [   ]
   Global Income                  $ 33,605                            $17,204
   Growth                         $520,164                            $     0
   Innovation                     $123,722                            $ [   ]
   International                  $151,917                            $     0
   Opportunity                    $208,802                            $     0
   Precious Metals                $ 56,958                            $     0
   Target                         $444,157                            $     0
   Tax Exempt                     $ 40,638                            $29,740

  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Code.

  INVESTMENT DECISIONS. Investment decisions for the PAF Trust and for the other investment advisory clients of PALP, PIMCO, CCI, Blairlogie and Van Eck and their affiliates are made with a view to achieving the client's investment objectives. Van Eck is not affiliated with PALP, PIMCO, CCI or Blairlogie and operates independently in providing services to its clients. Although PALP, PIMCO, CCI and Blairlogie are affiliated with each other, they are expected to operate independently in providing services to their respective clients. Investment decisions made by PALP, PIMCO, CCI, Blairlogie and Van Eck are the product of many factors in addition to basic suitability for the particular clients involved. Thus, for example, a particular security may be bought or sold for certain clients of PALP, PIMCO, CCI, Blairlogie or Van Eck, even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of PALP, PIMCO, CCI, Blairlogie or Van Eck is equitable to each client and in accordance with the total amount of such security being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

  BROKERAGE AND RESEARCH SERVICES. Transactions on stock exchanges and other agency transactions involve the payment by the constituent Funds of the PAF Trust, the PFEAS Trust and the PIMS Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

  When a relevant Adviser or Sub-Adviser places orders for the purchase and sale of portfolio securities for a particular Fund it is anticipated that such transactions will be effected through a number of brokers and dealers. In so doing, the relevant Adviser or Sub-Adviser intends to use its best efforts to obtain for each Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the relevant Adviser or Sub-Adviser considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

  It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Advisers and Sub-Advisers may receive research, statistical and quotation services from many of the broker-dealers with which the Funds' portfolio transactions are placed. These services, which in some instances could also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Advisers and Sub-Advisers in advising various of their clients, although not all of these services are necessarily useful and of value in advising any particular Fund. The fees paid to the Advisers and Sub-Advisers are not reduced because they receive such services.

  As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), under the Proposed Advisory Agreements and Proposed Sub-Advisory Agreements (as well as the Current Management Contracts and Current Sub-Advisory Agreements), each Adviser and Sub-Adviser may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to that Adviser or Sub-Adviser an amount of disclosed commission for effecting a securities transaction for a Fund in excess of the commission which another broker-dealer would have charged for effecting the same transaction. The authority of the Advisers and Sub-Advisers to cause the PAF Trust, the PFEAS Trust or the PIMS Trust to pay any such greater commission is subject to such policies as the Trustees of the PAF Trust, the PFEAS Trust or the PIMS Trust may adopt from time to time.

  CERTAIN TRUSTEES AND OFFICERS OF THE PAF TRUST. The following lists the names of each officer and Trustee of the PAF Trust who is an officer, employee, director, general partner or shareholder of PALP, PIMCO, CCI, Blairlogie or Van
Eck:

  Robert A. Prindiville is a Trustee and the President of the PAF Trust and a Vice President of PALP. William D. Cvengros is a Trustee of the PAF Trust and the President, Chief Executive Officer and a member of the Equity and Operating Boards of PALP. He is also a Trustee and the Chairman of the PFEAS Trust. R. Wesley Burns is a Vice President of the Trust and an Executive Vice President of PIMCO. He is also the President of the PIMS Trust and a Vice President of the PFEAS Trust. Steven J. Treadway is an Executive Vice President of PALP. He is expected to be appointed President of the PFEAS Trust on or about the Effective Date pending approval of some or all of the Reorganizations. John O. Leasure is a Vice President of the PAF Trust and a Senior Vice President of PALP. Newton B. Schott, Jr., is a Vice President and the Clerk of the PAF Trust, a Senior Vice President and the Secretary of PALP and the Secretary of CCI. John P. Hardaway is the Treasurer of the PAF

Trust and a Vice President of PIMCO. He is also the Treasurer the PFEAS Trust and the PIMS Trust and a Vice President of the PFEAS Trust. Teresa A. Wagner is a Vice President and Assistant Clerk of the PAF Trust and a Vice President of PIMCO. She is also a Vice President of the PFEAS Trust and of the PIMS Trust.

  Mr. Cvengros owns 100,000 shares of Class A LP Units of PALP and 100,000 shares of Class B LP Units of PALP. Mr. Prindiville may be deemed to own 49,646 Class A LP Units of PALP which may be acquired upon exchange of his Series A Preferred Stock of Thomson Advisory Group Inc. ("TAG Inc."), the former general partner of PALP, and 413,042 Class B LP Units of PALP that may be acquired in limited circumstances upon exchange of Series B Preferred Stock of TAG Inc. Mr. Prindiville disclaims beneficial ownership of any Class B Units of PALP. Messrs. Burns, Cvengros, Hardaway, Leasure, Schott and Treadway and Ms. Wagner are participants in one or more option plans currently maintained by PALP and they have been awarded options on Class A LP Units and/or Class B LP Units of PALP thereunder. Options on Class A LP Units granted under one of the plans vest over annual periods through December 31, 1998 and are divided into Class I options, which have an exercise price of $2.425, and Class II options, which have an exercise price of $4.855. Options on Class B LP Units generally vest in five equal annual installments and those issued to the persons listed above have exercise prices ranging from $13.53 to $18.81. As of the Record Date, the persons listed held, in the aggregate, options on 267,800 Class A LP units and 720,000 Class B LP units. By virtue of these holdings and their respective positions with PALP, each of these persons may be deemed to have substantial interest in the matters set forth in Parts II and III of this Proxy Statement.

  OUTSTANDING SHARES AND CERTAIN BENEFICIAL OWNERSHIP OF SHARES. The number of shares of each Fund issued and outstanding on the Record Date was as follows:

                                                          NUMBER OF ISSUED AND
      NAME OF FUND                                         OUTSTANDING SHARES
      ------------                                        --------------------
     Equity Income
     Global Income
     Growth
     Innovation
     International
     Opportunity
     Precious Metals
     Target
     Tax Exempt

  As of the Record Date, the PAF Trust believes that the Trustees and officers of the PAF Trust as a group owned beneficially [less than 1%] of the outstanding shares of any class of each Fund and the PAF Trust as a whole. As of the close of business on the Record Date, the following persons beneficially owned 5% or more of the outstanding shares of the following Funds:

                       NAME AND ADDRESS OF       NUMBER OF         PERCENTAGE OF
    NAME OF FUND        BENEFICIAL OWNER          SHARES         OUTSTANDING SHARES
    ------------       -------------------       ---------       ------------------
   Equity Income
   Global Income
   Growth
   Innovation
   International
   Opportunity
   Precious Metals
   Target
   Tax Exempt

  SOLICITATION OF PROXIES. In addition to solicitation of proxies by mail, officers of the PAF Trust and officers and employees of PALP, affiliates of PALP, or other representatives of the PAF Trust may also solicit proxies by telephone or telegraph or in person. The Trust has retained Shareholder Communication Corporation ("SCC"), 40 Exchange Place, New York, NY 10005, to aid in the solicitation of proxies. The costs of retaining SCC and other expenses incurred in connection with the solicitation of proxies will be allocated among PALP and the Funds in the manner described under "Expenses of Reorganizations/Proxy Solicitation" above.

  QUORUM AND METHODS OF TABULATION. Thirty percent of the shares of each Fund entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business for such Fund at the Meeting, although approval by a Fund of the matters proposed in Parts II and III of this Proxy Statement would require the presence or representation by proxy of at least fifty percent of the Fund's shareholders at the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the PAF Trust as tellers (the "Tellers") for the Meeting.

  The Tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the matters proposed in Part I, so long as a quorum is present, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to the matters proposed in Parts II and III, abstentions and broker non-votes have the effect of negative votes on the proposal.

  DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The PAF Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders and the PAF Trust does not currently intend to hold such a meeting for holders of existing classes of shares in 1996 or 1997. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the PAF Trust's shareholders must be received by the PAF Trust a reasonable period of time prior to any such meeting. If the proposed restructuring of the PIMCO Mutual Funds is accomplished in its entirety, it is expected that the PAF Trust will terminate in 1997, after which there would be no subsequent meetings of the shareholders of the PAF Trust.

  ADJOURNMENT. In the event that sufficient votes in favor of any of the proposals set forth in the accompanying Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies with respect to any such proposals. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on one or more proposals but not all proposals, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time in order to defer action on such proposals as they deem advisable. Any such adjournments will require the affirmative vote of a plurality of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any of such proposals. The costs of any such additional solicitation and of any adjourned session will be allocated among PALP and the Funds as described in "Expenses of Reorganizations/Proxy Solicitation" above. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

  OTHER MATTERS. The Trust is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

November 1, 1996.

                                                                   APPENDIX A-1

                     AGREEMENT AND PLAN OF REORGANIZATION
                                    (PFEAS)

  This Agreement and Plan of Reorganization (the "Agreement") is made as of
November  , 1996 in       ,       , by and between PIMCO Advisors Funds, a
Massachusetts business trust (the "PAF Trust"), on behalf of its       Fund
series (the "Acquired Fund"), and PIMCO Funds: Equity Advisors Series, a
Massachusetts business trust (the "PFEAS Trust"), on behalf of its       Fund
series (the "Acquiring Fund").

                            PLAN OF REORGANIZATION

  (a) The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of the Acquired Fund existing at the Valuation Time and deliver to the Acquired Fund (i) a number of full and fractional Class A shares of beneficial interest of the Acquiring Fund (the "Class A Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class A shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class A shares of the Acquired Fund assumed by the Acquiring Fund on that date, (ii) a number of full and fractional Class B shares of beneficial interest of the Acquiring Fund (the "Class B Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class B shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class B shares of the Acquired Fund assumed by the Acquiring Fund on that date, and (iii) a number of full and fractional Class C shares of beneficial interest of the Acquiring Fund (the "Class C Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class C shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class C shares of the Acquired Fund assumed by the Acquiring Fund on that date. (The Class A Merger Shares, the Class B Merger Shares and the Class C Merger Shares shall be referred to collectively as the "Merger Shares.") It is intended that the reorganization described in this Plan shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

  (b) Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute in complete liquidation to its Class A, Class B and Class C shareholders of record as of the Exchange Date Class A, Class B and Class C Merger Shares, each shareholder being entitled to receive that proportion of such Class A, Class B and Class C Merger Shares which the number of Class A, Class B or Class C shares of beneficial interest of the Acquired Fund held by such shareholder bears to the number of Class A, Class B and Class C shares of the Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund.

  (c) As promptly as practicable after the liquidation of the Acquired Fund as aforesaid, the Acquired Fund shall be dissolved pursuant to the provisions of the Declaration of Trust of the PAF Trust, as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is liquidated.

  (d) [It is anticipated that immediately following the consummation of the transactions contemplated by this Agreement, pursuant to an Agreement and Plan of Reorganization dated as of November , 1996 by and between the Acquiring Fund, and the [Growth Fund] [Target Fund], a separate series of the PFEAS Trust (the "PFEAS Fund"), the Acquiring Fund will, subject to the conditions set forth in such Agreement and Plan of Reorganization, acquire substantially all of the assets and properties of the PFEAS Fund in exchange for which the Acquiring Fund will assume all of the liabilities of the PFEAS Fund and will deliver to the PFEAS Fund Institutional Class shares and Administrative Class shares of beneficial interest of the Acquiring Fund having the same aggregate net asset value as the outstanding shares of the Institutional Class shares and Administrative Class shares of the PFEAS Fund. In connection with the foregoing, the PFEAS Fund will distribute its shares in complete liquidation of the PFEAS Fund.]/1/

                                   AGREEMENT

  The Acquiring Fund and the Acquired Fund agree as follows:

  1. Representations, Warranties and Agreements of the Acquiring Fund. The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

    a. The Acquiring Fund is a series of shares of the PFEAS Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The PFEAS Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the PFEAS Trust. Each of the PFEAS Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

    b. The PFEAS Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

    c. [Reserved.]

    d. The prospectus and statement of additional information of the PFEAS Trust, each dated September 15, 1996 (collectively, the "PFEAS Prospectus"), which has been previously furnished to the Acquired Fund, did not as of such date and does not contain, with respect to the PFEAS Trust, any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    e. There are no material legal, administrative or other proceedings pending or, to the knowledge of the PFEAS Trust or the Acquiring Fund, threatened against the PFEAS Trust or the Acquiring Fund, which assert liability on the part of the PFEAS Trust or the Acquiring Fund. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

    f. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise.
--------
(1)This provision is applicable only with respect to the Growth Fund and the Target Fund.

    g. As of the Exchange Date, the Acquiring Fund will have filed all federal and other tax returns and reports which, to the knowledge of the PFEAS Trust's officers, are required to be filed by the Acquiring Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquiring Fund. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

    h. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

    i. The definitive proxy statement of the Acquired Fund filed with the Securities and Exchange Commission pursuant to Rule 14a-6(b) under the 1934 Act and relating to the meeting of the Acquired Fund's shareholders referred to in Section 7(a) (together with the documents incorporated therein by reference, the "Acquired Fund Proxy Statement"), on the date of such filing (i) will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and
  (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 7(a) and on the Exchange Date, the Acquired Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund and the PFEAS Trust for use in the Acquired Fund Proxy Statement.

    j. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the PFEAS Prospectus or the Acquired Fund Proxy Statement.

    k. The Acquiring Fund has no shares of beneficial interest issued and outstanding.

    l. The Acquiring Fund was established by the Trustees of the PFEAS Trust in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return and, thus, has not yet elected to be a regulated investment company for federal income tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be a regulated investment company and until such time will take all steps necessary to ensure that it qualifies is a regulated investment company under the Code.

    m. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

    n. The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

    o. All issued and outstanding shares of the Acquiring Fund at the Exchange Date will be duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares.

  2. Representations, Warranties and Agreements of the Acquired Fund. The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

    a. The Acquired Fund is a series of shares of the PAF Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement. The PAF Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the PAF Trust. Each of the PAF Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

    b. The PAF Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

    c. A statement of assets and liabilities, statements of operations, statements of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the fiscal year ended September 30, 1996 have been furnished to the Acquiring Fund. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquired Fund as of their date and said statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

    d. The prospectus and statement of additional information of the PAF Trust dated February 1, 1996 and July 12, 1996, respectively (collectively, the "PAF Prospectus"), which has been previously furnished to the Acquiring Fund, did not contain as of such dates and does not contain, with respect to the PAF Trust and the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    e. There are no material legal, administrative or other proceedings pending or, to the knowledge of the PAF Trust or the Acquired Fund, threatened against the PAF Trust or the Acquired Fund, which assert liability on the part of the PAF Trust or the Acquired Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

    f. There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the PAF Prospectus or the Acquired Fund Proxy Statement.

    g. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown on the Acquired Fund's statement of assets and liabilities as of September 30, 1996 referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to September 30, 1996, whether or not incurred in the ordinary course of business.

    h. As of the Exchange Date, the Acquired Fund will have filed all federal and other tax returns and reports which, to the knowledge of the PAF Trust's officers, are required to be filed by the Acquired Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

    i. At both the Valuation Time (as defined in Section 3(c)) and the Exchange Date, the PAF Trust, on behalf of the Acquired Fund, will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of September 30, 1996 referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

    j. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

    k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

    l. The Acquired Fund Proxy Statement, on the date of its filing (i) will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in
  Section 7(a) and on the Exchange Date, the Acquired Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Acquired Fund Proxy Statement.

    m. The Acquired Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Section 851 and 852 of the Code.

    n. At the Exchange Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act.

    o. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

    p. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares, except that Class B shares of the Acquired Fund are convertible into Class A shares of the Acquired Fund in the manner and on the terms described in the PAF Prospectus.

  3. Reorganization.

  a. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Acquired Fund, whether accrued or contingent (including cash received by the Acquired Fund upon the liquidation of the Acquired Fund of any investments purchased by the Acquired Fund after September 30, 1996 and designated by the Acquiring Fund as being unsuitable for it to acquire), in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 4 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time except for the Acquired Fund's liabilities, if any, arising in connection with this Agreement. Pursuant to this Agreement, the Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares received by it to the shareholders of the Acquired Fund in exchange for their Class A, Class B and Class C shares of the Acquired Fund.

  b. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

  c. The Valuation Time shall be 4:00 p.m. Eastern time on [the Exchange Date] or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

  4. Exchange Date: Valuation Time. On the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class A shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class A shares of the Acquired Fund assumed by the Acquiring Fund on that date, (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class B shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class B shares of the Acquired Fund assumed by the Acquiring Fund on that date, and
(iii) a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class C shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class C shares of the Acquired Fund assumed by the Acquiring Fund on that date, determined as hereinafter provided in this
Section 4.

  a. The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Class A, Class B and Class C shares of the Acquired Fund, and the value of the liabilities attributable to the Class A, Class B and Class C shares of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

  b. The net asset value of the Class A, Class B and Class C Merger Shares shall be computed in the manner set forth in the PFEAS Prospectus. The value of the assets and liabilities of the Class A, Class B and Class C shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund's assets and liabilities.

  c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

  d. The Acquiring Fund shall issue the Merger Shares to the Acquired Fund in three certificates registered in the name of the Acquired Fund, one representing Class A Merger Shares, one representing Class B Merger Shares and one representing Class C Merger Shares. The Acquired Fund shall distribute the Class A Merger Shares to the Class A shareholders of the Acquired Fund by redelivering such certificate to the Acquiring Fund's transfer agent, which will as soon as practicable set up open accounts for each Class A Acquired Fund shareholder in accordance with written instructions furnished by the Acquired Fund. The Acquired Fund shall distribute the Class B Merger Shares to the Class B shareholders of the Acquired Fund by redelivering such certificate to the Acquiring Fund's transfer agent, which will as soon as practicable set up open accounts for each Class B Acquired Fund shareholder in accordance with written instructions furnished by the Acquired Fund. The Acquired Fund shall distribute the Class C Merger shares to the Class C shareholders of the Acquired Fund by redelivering such certificate to the Acquiring Fund's transfer agent, which will as soon as practicable set up open accounts for each Class C Acquired Fund shareholder in accordance with written instructions furnished by the Acquired Fund. With respect to any Acquired Fund shareholder holding share certificates as of the Exchange Date, such certificates will from and after the Exchange Date be deemed to be certificates for the Merger Shares issued to each shareholder in respect of the Acquired Fund shares represented by such certificates; certificates representing the Merger Shares will not be issued to Acquired Fund shareholders.

  e. The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of the Acquired Fund or otherwise, except for the Acquired Fund's liabilities, if any, pursuant to this Agreement.

  5. Expenses, Fees, etc.

  a. The parties hereto understand and agree that the transactions contemplated by this Agreement are being undertaken contemporaneously with a general restructuring and consolidation of certain of the registered investment companies advised by PIMCO Advisors L.P. and its affiliates; and that in connection therewith the costs of all such transactions are being preliminarily allocated on a basis approved, inter alia, by the Trustees of both the PAF Trust and the PFEAS Trust. The Acquired Fund and the Acquiring Fund agree to pay the expenses preliminarily allocated to them but not, however, in an amount exceeding the Relevant Expense Caps. PIMCO Advisors L.P., by countersigning this Agreement, agrees that PIMCO Advisors L.P. will bear any and all expenses preliminarily allocated to the Acquired Fund and the Acquiring Fund to the extent that they would otherwise exceed the Relevant Expense Caps. For these purposes, the "Relevant Expense Caps" shall be $0 for the Acquiring Fund and [$20,000--Equity Income Fund] [$29,740--Tax Exempt Fund] [$0--All Other Funds] for the Acquired Fund; provided however that the Relevant Expense Caps for the Acquired Funds will be reduced, pursuant to the conditions of the Trustee approval referred to above, to the extent that expenses of the general restructuring and consolidation preliminarily allocated to all the PAF Trust's funds would otherwise exceed $500,000. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

  b. [Reserved.]

  c. [Reserved.]

  d. [Reserved.]

  e. Notwithstanding any other provision of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

  6. Exchange Date. Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and the delivery of the Merger Shares to be issued shall be made at [place] at [time] as of January , 1997, or at such other time and date agreed to by the Acquiring Fund and the Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

  7. Meetings of Shareholders; Dissolution.

  a. The PAF Trust, on behalf of the Acquired Fund, agrees to call a meeting of the Acquired Fund's shareholders as soon as is practicable after the date of filing of the Acquired Fund Proxy Statement for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the Acquiring Fund as herein provided, adopting this Agreement, and authorizing the liquidation and dissolution of the Acquired Fund.

  b. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the PAF Trust's Declaration of Trust in accordance with applicable law and that on and after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

  c. [Reserved.]

  d. [Reserved.]

  8. Conditions to the Acquiring Fund's Obligations. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

    a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

    b. That the Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the Acquired Fund's behalf by the PAF Trust's President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since September 30, 1996 other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Acquired Fund, or changes due to dividends paid or losses from operations.

    c. That the Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the PAF Trust's President (or any Vice President) and Treasurer certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates.

    d. That the Acquired Fund shall have delivered to the Acquiring Fund a letter from Coopers & Lybrand L.L.P. dated the Exchange Date stating that such firm has employed certain procedures whereby it has obtained schedules of the tax provisions and qualifying tests for regulated investment companies as prepared for the fiscal year ended September 30, 1996 and the period from October 1, 1996 to the Exchange Date (the latter period being based on unaudited data) and that, in the course of such procedures, nothing came to their attention which caused them to believe that the Acquired Fund (i) would not qualify as a regulated investment company for federal, state, or local income tax purposes or (ii) would owe any federal, state or local income tax or excise tax, for the tax year ended September 30, 1996, and for the period from October 1, 1996 to the Exchange Date.

    e. That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

    f. That the Acquiring Fund shall have received an opinion of Ropes & Gray, in form satisfactory to Dechert Price & Rhoads, counsel to the Acquiring Fund, and dated the Exchange Date, to the effect that (i) the PAF Trust is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted;
  (ii) this Agreement has been duly authorized, executed and delivered by the PAF Trust on behalf of the Acquired Fund and, assuming that the Acquired Fund Proxy Statement complies with the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the PFEAS Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the PAF Trust and the Acquired Fund; (iii) the PAF Trust, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the PAF Trust's Declaration of Trust or By-Laws or any provision of any agreement known to such counsel to which the PAF Trust or the Acquired Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in the PAF Trust's Declaration of Trust, By-Laws or then-current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer of the PAF Trust whose responsibility it is to advise the PAF Trust and the Acquired Fund with respect to such matters; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the PAF Trust on behalf of the Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

    g. That the Acquiring Fund shall have received an opinion of Ropes & Gray, in form satisfactory to Dechert Price & Rhoads, with respect to the matters specified in Section 9(g) of this Agreement, and such other matters as the Acquiring Fund may reasonably deem necessary or desirable.

    h. That the Acquiring Fund shall have received an opinion of Ropes & Gray, dated the Exchange Date, satisfactory to Dechert Price & Rhoads (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes (i) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Investments transferred to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares; (ii) the basis to the Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of the Acquired Fund immediately prior to such exchange; and (iii) the Acquiring Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Acquired Fund.

    i. That the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in its current registration statement in effect on the Exchange Date, may not properly acquire.

    j. [Reserved.]

    k. That the PAF Trust and the PFEAS Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

    l. That all actions taken by the PAF Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Dechert Price & Rhoads.

    m. [That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund [(i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103(a) of the Code over
  (y) the Acquired Fund's deductions disallowed under Sections 265 and 171(a)(2) of the Code,] (ii) all of the Acquired Fund's investment company taxable income (as defined in Section 852 of the Code) for its taxable years ending on or after September 30, 1996 and on or prior to the Exchange Date (computed in each case without regard to any deduction for dividends paid), and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for both the taxable year ending on September 30, 1996 and the short taxable period beginning on October 1, 1996 and ending on the Exchange Date.]/2/

    n. That the Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the PAF Trust, as to the tax cost to the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

    o. That the Acquired Fund's custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

    p. That the Acquired Fund's transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

    q. That all of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Dechert Price & Rhoads are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or
--------
(2)This provision is applicable only with respect to the Growth Fund and the Target Fund.

  Dechert Price & Rhoads, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

    r. That the Acquiring Fund shall have received from Price Waterhouse LLP a letter addressed to the Acquiring Fund dated as of the Exchange Date satisfactory in form and substance to the Acquiring Fund to the effect that, on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), as of the Valuation Time the value of the assets and liabilities of the Acquired Fund to be exchanged for the Merger Shares has been determined in accordance with the provisions of the PFEAS Trust's Declaration of Trust, pursuant to the procedures customarily utilized by the Acquiring Fund in valuing its assets and issuing its shares.

  9. Conditions to the Acquired Fund's Obligations. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

    a. That (i) this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote; and (ii) the shareholders of the PFEAS Trust shall have approved all matters presented to them at the meeting(s) called to consider the Second Amended and Restated Agreement and Declaration of Trust proposed by the Board of Trustees of the PFEAS Trust, the election of the Trustees of the PAF Trust to the Board of Trustees of PFEAS Trust and all other matters relating to the restructuring and consolidation of certain of the registered investment companies advised by PIMCO Advisors L.P. and/or its affiliates.

    b. [Reserved.]

    c. That the PFEAS Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

    d. That the Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the PFEAS Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

    e. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

    f. That the Acquired Fund shall have received an opinion of Dechert Price & Rhoads, in form satisfactory to Ropes & Gray, counsel to the Acquired Fund and dated the Exchange Date, to the effect that (i) the PFEAS Trust is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by the PFEAS Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by the PFEAS Trust on behalf of the Acquiring Fund and, assuming that the PAF Prospectus and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the PAF Trust on behalf of the Acquired Fund, is a valid and binding obligation of the PFEAS Trust and the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the PFEAS Trust's Declaration of Trust or By-Laws, or any provision of any agreement known to such counsel to which the PFEAS Trust or the Acquiring Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in the PFEAS Trust's Declaration of Trust, By-Laws or then-current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer of the PFEAS Trust whose responsibility it is to advise the PFEAS Trust and the Acquiring Fund with respect to such matters; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the PFEAS Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

    g. That the Acquired Fund shall have received an opinion of Ropes & Gray, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), in form satisfactory to the Acquired Fund, to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) no gain or loss will be recognized by the Acquired Fund as a result of the reorganization; (ii) no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of the Merger Shares to them in exchange for their shares of the Acquired Fund; (iii) the tax basis of the Merger Shares that the Acquired Fund's shareholders receive in place of their Acquired Fund shares will be the same as the basis of the Acquired Fund shares; and (iv) a shareholder's holding period for the Merger Shares received pursuant to this Agreement will be determined by including the holding period for the Acquired Fund shares exchanged for the Merger Shares, provided that the shareholder held the Acquired Fund shares as a capital asset.

    h. That all actions taken by the PFEAS Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Ropes & Gray.

    i. [Reserved.]

    j. That the PAF Trust and PFEAS Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

  10. Indemnification.

  a. The Acquired Fund will indemnify and hold harmless, out of the assets of the Acquired Fund (which shall be deemed to include the assets of the Acquiring Fund represented by the Merger Shares following the Exchange Date) but no other assets, the trustees and officers of the PFEAS Trust (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the PAF Trust or the Acquired Fund contained in the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the PAF Trust or the Acquired Fund required to be stated therein or necessary to make the statements relating to the PAF Trust or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the PAF Trust or the Acquired Fund. The Indemnified Parties will notify the PAF Trust and the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this
Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund's obligation under Section 10(a) to indemnify and hold harmless the Indemnified parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties' first paying the same.

  b. The Acquiring Fund will indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the trustees and officers of the PAF Trust (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in the Acquired Fund Proxy Statement or any amendment or supplement thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the PFEAS Trust or the Acquiring Fund required to be stated therein or necessary to make the statements relating to the PFEAS Trust or the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the PFEAS Trust or the Acquiring Fund. The Indemnified Parties will notify the PFEAS Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund's obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties' first paying the same.

  11. No Broker, etc. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it, the PAF Trust or the PFEAS Trust who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

  12. Termination. The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees on behalf of each Fund, terminate this Agreement, and the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of their trustees or an officer authorized by such trustees, may waive any condition to their respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by February 28, 1997, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

  13. [Reserved.]

  14. Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding an investigation made by them or on their behalf.

  15. Sole Agreement; Amendments. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

  16. Declaration of Trust.

  a. A copy of the Declaration of Trust of the PAF Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the PAF Trust on behalf of the Acquired Fund, as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the PAF Trust individually but are binding only upon the assets and property of the Acquired Fund.

  b. A copy of the Declaration of Trust of the PFEAS Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the PFEAS Trust on behalf of the Acquiring Fund, as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the PFEAS Trust individually but are binding only upon the assets and property of the Acquiring Fund.

                                          PIMCO ADVISORS FUNDS, on behalf of
                                           its         Fund series


                                          By: _________________________________

                                          PIMCO FUNDS: EQUITY ADVISORS SERIES,
                                           on behalf of its          Fund
                                           series


                                          By: _________________________________

Accepted and Agreed to as to Section 5(a)  only by PIMCO Advisors L.P.


By: _________________________________

Title: ______________________________

                                                                   APPENDIX A-2

                     AGREEMENT AND PLAN OF REORGANIZATION
                                    (PIMS)

  This Agreement and Plan of Reorganization (the "Agreement") is made as of
November  , 1996 in       ,       , by and between PIMCO Advisors Funds, a
Massachusetts business trust (the "PAF Trust"), on behalf of its Global Income Fund (the "Acquired Fund"), and PIMCO Funds, a Massachusetts business trust (the "PIMS Trust"), on behalf of its Global Bond Fund II (the "Acquiring Fund").

                            PLAN OF REORGANIZATION

  (a) The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of the Acquired Fund existing at the Valuation Time and deliver to the Acquired Fund (i) a number of full and fractional Class A shares of beneficial interest of the Acquiring Fund (the "Class A Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class A shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class A shares of the Acquired Fund assumed by the Acquiring Fund on that date, (ii) a number of full and fractional Class B shares of beneficial interest of the Acquiring Fund (the "Class B Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class B shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class B shares of the Acquired Fund assumed by the Acquiring Fund on that date, and (iii) a number of full and fractional Class C shares of beneficial interest of the Acquiring Fund (the "Class C Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class C shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class C shares of the Acquired Fund assumed by the Acquiring Fund on that date. (The Class A Merger Shares, the Class B Merger Shares and the Class C Merger Shares shall be referred to collectively as the "Merger Shares.") It is intended that the reorganization described in this Plan shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

  (b) Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute in complete liquidation to its Class A, Class B and Class C shareholders of record as of the Exchange Date Class A, Class B and Class C Merger Shares, each shareholder being entitled to receive that proportion of such Class A, Class B and Class C Merger Shares which the number of Class A, Class B or Class C shares of beneficial interest of the Acquired Fund held by such shareholder bears to the number of Class A, Class B and Class C shares of the Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund.

  (c) As promptly as practicable after the liquidation of the Acquired Fund as aforesaid, the Acquired Fund shall be dissolved pursuant to the provisions of the Declaration of Trust of the PAF Trust, as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is liquidated.

                                   AGREEMENT

  The Acquiring Fund and the Acquired Fund agree as follows:

  1. Representations, Warranties and Agreements of the Acquiring Fund. The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

    a. The Acquiring Fund is a series of shares of the PIMS Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The PIMS Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the PIMS Trust. Each of the PIMS Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

    b. The PIMS Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

    c. [Reserved.]

    d. The prospectus and statement of additional information of the PIMS Trust, each dated June 15, 1996 (collectively, the "PIMS Prospectus"), which has been previously furnished to the Acquired Fund, did not as of such date and does not contain, with respect to the PIMS Trust any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    e. There are no material legal, administrative or other proceedings pending or, to the knowledge of the PIMS Trust or the Acquiring Fund, threatened against the PIMS Trust or the Acquiring Fund, which assert liability on the part of the PIMS Trust or the Acquiring Fund. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

    f. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise.

    g. As of the Exchange Date, the Acquiring Fund will have filed all federal and other tax returns and reports which, to the knowledge of the PIMS Trust's officers, are required to be filed by the Acquiring Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquiring Fund. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

    h. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

    i. The definitive proxy statement of the Acquired Fund filed with the Securities and Exchange Commission pursuant to Rule 14a-6(b) under the 1934 Act and relating to the meeting of the Acquired Fund's shareholders referred to in Section 7(a) (together with the documents incorporated therein by reference, the "Acquired Fund Proxy Statement"), on the date of such filing
  (i) will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 7(a) and on the Exchange Date, the Acquired Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund and the PIMS Trust for use in the Acquired Fund Proxy Statement.

    j. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the PIMS Prospectus or the Acquired Fund Proxy Statement.

    k. The Acquiring Fund has no shares of beneficial interest issued and outstanding.

    l. The Acquiring Fund was established by the Trustees of the PIMS Trust in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return and, thus, has not yet elected to be a regulated investment company for federal income tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be a regulated investment company and until such time will take all steps necessary to ensure that it qualifies as a regulated investment company under the Code.

    m. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

    n. The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

    o. All issued and outstanding shares of the Acquiring Fund at the Exchange Date will be duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares.

  2. Representations, Warranties and Agreements of the Acquired Fund. The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

    a. The Acquired Fund is a series of shares of the PAF Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement. The PAF Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the PAF Trust. Each of the PAF Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

    b. The PAF Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

    c. A statement of assets and liabilities, statements of operations, statements of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the fiscal year ended September 30, 1996 have been furnished to the Acquiring Fund. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquired Fund as of their date and said statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

    d. The prospectus and statement of additional information of the PAF Trust dated February 1, 1996 and July 12, 1996, respectively (collectively, the "PAF Prospectus"), which has been previously furnished to the Acquiring Fund, did not contain as of such dates and does not contain, with respect to the PAF Trust and the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    e. There are no material legal, administrative or other proceedings pending or, to the knowledge of the PAF Trust or the Acquired Fund, threatened against the PAF Trust or the Acquired Fund, which assert liability on the part of the PAF Trust or the Acquired Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

    f. There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the PAF Prospectus or the Acquired Fund Proxy Statement.

    g. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown on the Acquired Fund's statement of assets and liabilities as of September 30, 1996 referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to September 30, 1996, whether or not incurred in the ordinary course of business.

    h. As of the Exchange Date, the Acquired Fund will have filed all federal and other tax returns and reports which, to the knowledge of the PAF Trust's officers, are required to be filed by the Acquired Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

    i. At both the Valuation Time (as defined in Section 3(c)) and the Exchange Date, the PAF Trust, on behalf of the Acquired Fund, will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of September 30, 1996 referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

    j. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

    k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

    l. The Acquired Fund Proxy Statement, on the date of its filing (i) will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in
  Section 7(a) and on the Exchange Date, the Acquired Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Acquired Fund Proxy Statement.

    m. The Acquired Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Section 851 and 852 of the Code.

    n. [Reserved.]

    o. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

    p. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares, except that Class B shares of the Acquired Fund are convertible into Class A shares of the Acquired Fund in the manner and on the terms described in the PAF Prospectus.

  3. Reorganization.

  a. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Acquired Fund, whether accrued or contingent (including cash received by the Acquired Fund upon the liquidation of the Acquired Fund of any investments purchased by the Acquired Fund after September 30, 1996 and designated by the Acquiring Fund as being unsuitable for it to acquire), in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 4 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time except for the Acquired Fund's liabilities, if any, arising in connection with this Agreement. Pursuant to this Agreement, the Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares received by it to the shareholders of the Acquired Fund in exchange for their Class A, Class B and Class C shares of the Acquired Fund.

  b. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

  c. The Valuation Time shall be 4:00 p.m. Eastern time on [the Exchange Date] or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

  4. Exchange Date: Valuation Time. On the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class A shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class A shares of the Acquired Fund assumed by the Acquiring Fund on that date, (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class B shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class B shares of the Acquired Fund assumed by the Acquiring Fund on that date, and
(iii) a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class C shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class C shares of the Acquired Fund assumed by the Acquiring Fund on that date, determined as hereinafter provided in this
Section 4.

    a. The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Class A, Class B and Class C shares of the Acquired Fund, and the value of the liabilities attributable to the Class A, Class B and Class C shares of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

    b. The net asset value of the Class A, Class B and Class C Merger Shares shall be computed in the manner set forth in the PIMS Prospectus. The value of the assets and liabilities of the Class A, Class B and Class C shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund's assets and liabilities.

    c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

    d. The Acquiring Fund shall issue the Merger Shares to the Acquired Fund in three certificates registered in the name of the Acquired Fund, one representing Class A Merger Shares, one representing Class B Merger Shares and one representing Class C Merger Shares. The Acquired Fund shall distribute the Class A Merger Shares to the Class A shareholders of the Acquired Fund by redelivering such certificate to the Acquiring Fund's transfer agent, which will as soon as practicable set up open accounts for each Class A Acquired Fund shareholder in accordance with written instructions furnished by the Acquired Fund. The Acquired Fund shall distribute the Class B Merger Shares to the Class B shareholders of the Acquired Fund by redelivering such certificate to the Acquiring Fund's transfer agent, which will as soon as practicable set up open accounts for each Class B Acquired Fund shareholder in accordance with written instructions furnished by the Acquired Fund. The Acquired Fund shall distribute the Class C Merger shares to the Class C shareholders of the Acquired Fund by redelivering such certificate to the Acquiring Fund's transfer agent, which will as soon as practicable set up open accounts for each Class C Acquired Fund shareholder in accordance with written instructions furnished by the Acquired Fund. [With respect to any Acquired Fund shareholder holding share certificates as of the Exchange Date, such certificates will from and after the Exchange Date be deemed to be certificates for the Merger Shares issued to each shareholder in respect of the Acquired Fund shares represented by such certificates;] certificates representing the Merger Shares will not be issued to Acquired Fund shareholders.

    e. The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of the Acquired Fund or otherwise, except for the Acquired Fund's liabilities, if any, pursuant to this Agreement.

  5. Expenses, Fees, etc.

  a. The parties hereto understand and agree that the transactions contemplated by this Agreement are being undertaken contemporaneously with a general restructuring and consolidation of certain of the registered investment companies advised by PIMCO Advisors, L.P. and its affiliates; and that in connection therewith the costs of all such transactions are being preliminarily allocated on a basis approved inter alia, by the Trustees of both the PAF Trust and the PIMS Trust. The Acquired Fund and the Acquiring Fund agree to pay the expenses preliminarily allocated to them but not, however, in an amount exceeding the Relevant Expense Caps. PIMCO Advisors L.P., by countersigning this Agreement, agrees that PIMCO Advisors L.P. will bear any and all expenses preliminarily allocated to the Acquired Fund and the Acquiring Fund to the extent that they would otherwise exceed the Relevant Expense Caps. For these purposes, the "Relevant Expense Caps" shall be $0 for the Acquiring Fund and $0 for the Acquired Fund. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

  b. [Reserved.]

  c. [Reserved.]

  d. [Reserved.]

  e. Notwithstanding any other provision of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

  6. Exchange Date. Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and the delivery of the Merger Shares to be issued shall be made at [place] at [time] as of January , 1997, or at such other time and date agreed to by the Acquiring Fund and the Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

  7. Meetings of Shareholders; Dissolution.

  a. The PAF Trust, on behalf of the Acquired Fund, agrees to call a meeting of the Acquired Fund's shareholders as soon as is practicable after the date of filing of the Acquired Fund Proxy Statement for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the Acquiring Fund as herein provided, adopting this Agreement, and authorizing the liquidation and dissolution of the Acquired Fund.

  b. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the PAF Trust's Declaration of Trust in accordance with applicable law and that on and after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

  c. [Reserved.]

  d. [Reserved.]

  8. Conditions to the Acquiring Fund's Obligations. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

    a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

    b. That the Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the Acquired Fund's behalf by the PAF Trust's President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since September 30, 1996 other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Acquired Fund, or changes due to dividends paid or losses from operations.

    c. That the Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the PAF Trust's President (or any Vice President) and Treasurer certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates.

    d. That the Acquired Fund shall have delivered to the Acquiring Fund a letter from Coopers & Lybrand L.L.P. dated the Exchange Date stating that such firm has employed certain procedures whereby it has obtained schedules of the tax provisions and qualifying tests for regulated investment companies as prepared for the fiscal year ended September 30, 1996 and the period from October 1, 1996 to the Exchange Date (the latter period being based on unaudited data) and that, in the course of such procedures, nothing came to their attention which caused them to believe that the Acquired Fund (i) would not qualify as a regulated investment company for federal, state, or local income tax purposes or (ii) would owe any federal, state or local income tax or excise tax, for the tax year ended September 30, 1996, and for the period from October 1, 1996 to the Exchange Date.

    e. That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

    f. That the Acquiring Fund shall have received an opinion of Ropes & Gray, in form satisfactory to Dechert Price & Rhoads, counsel to the Acquiring Fund, and dated the Exchange Date, to the effect that (i) the PAF Trust is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted;
  (ii) this Agreement has been duly authorized, executed and delivered by the PAF Trust on behalf of the Acquired Fund and, assuming that the Acquired Fund Proxy Statement complies with the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the PIMS Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the PAF Trust and the Acquired Fund; (iii) the PAF Trust, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the PAF Trust's Declaration of Trust or By-Laws or any provision of any agreement known to such counsel to which the PAF Trust or the Acquired Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in the PAF Trust's Declaration of Trust, By-Laws or then-current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer of the PAF Trust whose responsibility it is to advise the PAF Trust and the Acquired Fund with respect to such matters; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the PAF Trust on behalf of the Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

    g. That the Acquiring Fund shall have received an opinion of Ropes & Gray, in form satisfactory to Dechert Price & Rhoads, with respect to the matters specified in Section 9(g) of this Agreement, and such other matters as the Acquiring Fund may reasonably deem necessary or desirable.

    h. That the Acquiring Fund shall have received an opinion of Ropes & Gray, dated the Exchange Date, satisfactory to Dechert Price & Rhoads (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes (i) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Investments transferred to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares; (ii) the basis to the Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of the Acquired Fund immediately prior to such exchange; and (iii) the Acquiring Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Acquired Fund.

    i. That the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in its current registration statement in effect on the Exchange Date, may not properly acquire.

    j. [Reserved.]

    k. That the PAF Trust and the PIMS Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

    l. That all actions taken by the PAF Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Dechert Price & Rhoads.

    m. [Reserved.]

    n. That the Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the PAF Trust, as to the tax cost to the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

    o. That the Acquired Fund's custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

    p. That the Acquired Fund's transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

    q. That all of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Dechert Price & Rhoads are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or Dechert Price & Rhoads, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

    r. That the Acquiring Fund shall have received from Price Waterhouse LLP a letter addressed to the Acquiring Fund dated as of the Exchange Date satisfactory in form and substance to the Acquiring Fund to the effect that, on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), as of the Valuation Time the value of the assets and liabilities of the Acquired Fund to be exchanged for the Merger Shares has been determined in accordance with the provisions of the PIMS Trust's Declaration of Trust, pursuant to the procedures customarily utilized by the Acquiring Fund in valuing its assets and issuing its shares.

  9. Conditions to the Acquired Fund's Obligations. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

    a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

    b. [Reserved.]

    c. That the PIMS Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

    d. That the Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the PIMS Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

    e. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

    f. That the Acquired Fund shall have received an opinion of Dechert Price & Rhoads, in form satisfactory to Ropes & Gray, counsel to the Acquired Fund and dated the Exchange Date, to the effect that (i) the PIMS Trust is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by the PIMS Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by the PIMS Trust on behalf of the Acquiring Fund and, assuming that the PAF Prospectus and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the PAF Trust on behalf of the Acquired Fund, is a valid and binding obligation of the PIMS Trust and the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the PIMS Trust's Declaration of Trust or By-Laws, or any provision of any agreement known to such counsel to which the PIMS Trust or the Acquiring Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in the PIMS Trust's Declaration of Trust, By-Laws or then-current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer of the PIMS Trust whose responsibility it is to advise the PIMS Trust and the Acquiring Fund with respect to such matters; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the PIMS Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

    g. That the Acquired Fund shall have received an opinion of Ropes & Gray, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), in form satisfactory to the Acquired Fund, to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) no gain or loss will be recognized by the Acquired Fund as a result of the reorganization; (ii) no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of the Merger Shares to them in exchange for their shares of the Acquired Fund; (iii) the tax basis of the Merger Shares that the Acquired Fund's shareholders receive in place of their Acquired Fund shares will be the same as the basis of the Acquired Fund shares; and (iv) a shareholder's holding period for the Merger Shares received pursuant to this Agreement will be determined by including the holding period for the Acquired Fund shares exchanged for the Merger Shares, provided that the shareholder held the Acquired Fund shares as a capital asset.

    h. That all actions taken by the PIMS Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Ropes & Gray.

    i. [Reserved.]

    j. That the PAF Trust and PIMS Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

  10. Indemnification.

  a. The Acquired Fund will indemnify and hold harmless, out of the assets of the Acquired Fund (which shall be deemed to include the assets of the Acquiring Fund represented by the Merger Shares following the Exchange Date) but no other assets, the trustees and officers of the PIMS Trust (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the PAF Trust or the Acquired Fund contained the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the PAF Trust or the Acquired Fund required to be stated therein or necessary to make the statements relating to the PAF Trust or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the PAF Trust or the Acquired Fund. The Indemnified Parties will notify the PAF Trust and the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund's obligation under Section 10(a) to indemnify and hold harmless the Indemnified parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties' first paying the same.

  b. The Acquiring Fund will indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the trustees and officers of the PAF Trust (for purposes of this subparagraph, the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in the Acquired Fund Proxy Statement, or any amendment or supplement thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the PIMS Trust or the Acquiring Fund required to be stated therein or necessary to make the statements relating to the PIMS Trust or the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the PIMS Trust or the Acquiring Fund. The Indemnified Parties will notify the PFEAS Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund's obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties' first paying the same.

  11. No Broker, etc. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it, the PAF Trust or the PIMS Trust who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

  12. Termination. The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees on behalf of each Fund, terminate this Agreement, and the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of their trustees or an officer authorized by such trustees, may waive any condition to their respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by February 28, 1997, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

  13. [Reserved.]

  14. Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding an investigation made by them or on their behalf.

  15. Sole Agreement; Amendments. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

  16. Declaration of Trust.

  a. A copy of the Declaration of Trust of the PAF Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the PAF Trust on behalf of the Acquired Fund, as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the PAF Trust individually but are binding only upon the assets and property of the Acquired Fund.

  b. A copy of the Declaration of Trust of the PIMS Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the PIMS Trust on behalf of the Acquiring Fund, as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the PIMS Trust individually but are binding only upon the assets and property of the Acquiring Fund.

                                          PIMCO ADVISORS FUNDS, on behalf of
                                           its Global Income Fund series


                                          By: _________________________________

                                          PIMCO FUNDS, on behalf of its Global
                                           Bond Fund II series


                                          By: _________________________________

Accepted and Agreed to as to Section 5(a)  only by PIMCO Advisors L.P.


By: _________________________________

Title: ______________________________

                                                                   APPENDIX B-1

                          FORM OF ADVISORY AGREEMENT

  AGREEMENT, made this   day of     , 199  between PIMCO Advisors Funds
("Trust"), a Massachusetts business trust, and PIMCO Advisors L.P. ("Adviser"), a limited partnership.

  WHEREAS, the Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

  WHEREAS, the Trust is authorized to issue shares of beneficial interest ("Shares") in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

  WHEREAS, the Trust has established multiple series, including operational series or series that are expected to be operational that are designated as the International Fund, Growth Fund, Target Fund, Opportunity Fund, Innovation Fund, Equity Income Fund, Value Fund, Precious Metals Fund, and Tax Exempt Fund, such series together with any other series subsequently established by the Trust, with respect to which the Trust desires to retain the Adviser to render investment advisory services hereunder, and with respect to which the Adviser is willing to do so, being herein collectively referred to also as the "Funds"; and

  WHEREAS, the Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940; and

  WHEREAS, the Adviser is the parent company or an affiliate of other companies that render investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940; and

  WHEREAS, the Trust desires to retain the Adviser so that it and its subsidiaries and affiliates will render investment advisory services to the Funds in the manner and on the terms hereinafter set forth; and

  WHEREAS, the Adviser is willing to render such services and engage its subsidiaries, affiliates, and others to render such services to the Trust; and

  NOW, THEREFORE, in consideration of the premises, the promises, and mutual covenants herein contained, it is agreed between the parties as follows:

  1. Appointment. The Trust hereby appoints the Adviser to provide investment advisor services to the Trust with respect to the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

  In the event the Trust establishes and designates additional series with respect to which it desires to retain the Adviser to render investment advisory services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services it shall notify the Trust in writing, whereupon such additional series shall become a Fund hereunder.

  2. Duties. Subject to the general supervision of the Board of Trustees, the Adviser shall provide general, overall advice and guidance with respect to the Funds and provide advice and guidance to the Trust's Trustees. In discharging these duties the Adviser shall, either directly or indirectly through others ("Portfolio Managers") engaged by it pursuant to Section 3 of this Agreement, provide a continuous investment program for each Fund and determine the composition of the assets of each Fund, including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Fund. The Adviser (or Portfolio Manager) will provide investment research and analysis, which may consist of a computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Fund assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest, and the Adviser (or Portfolio Manager) is hereby authorized to execute and perform such services on behalf of the Fund. To the extent permitted by the investment policies of the Fund, the Adviser (or Portfolio Manager) shall make decisions for the Fund as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies, and shall execute and perform the same. The Adviser (or Portfolio Manager) will provide the services under this Agreement for each Fund in accordance with the Fund's investment objective or objectives, investment policies, and investment restrictions as stated in the Trust's Registration Statement filed on Form N-1A with the SEC as supplemented or amended from time to time.

  In performing these duties, the Adviser, either directly or indirectly through others selected by the Adviser:

    (a) Shall conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust's Board of Trustees, and with the provisions of the Trust's Registration Statement filed on Form N-1A as supplemented or amended from time to time.

    (b) Shall use reasonable efforts to manage each Fund so that it qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code.

    (c) Is responsible, in connection with its responsibilities under this
  Section 2, for decisions to buy and sell securities and other investments for the Funds, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Adviser's (or Portfolio Manager's) primary consideration in effecting a security or other transaction will be to obtain the best execution for the Fund, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Trust, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Adviser (or Portfolio Manager) shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser (or Portfolio Manager) determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's (or Portfolio Manager's) overall responsibilities with respect to the Fund and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-(T) thereunder, and subject to any other applicable laws and regulations, the Adviser (or Portfolio Manager) is further authorized to allocate the orders placed by it on behalf of the Fund to the Adviser (or Portfolio Manager) if it is registered as a broker or dealer with the SEC, to its affiliate that is registered as a broker or dealer with the SEC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Fund or the Adviser (or Portfolio Manager). Such allocation shall be in such amounts and proportions as the Adviser shall determine consistent with the above standards, and, upon request, the Adviser will report on said allocation regularly to the Board of Trustees of the Trust indicating the broker-dealers to which such allocations have been made and the basis therefor.

    (d) May, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Fund as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser (or Portfolio Manager) in a manner that is fair and equitable in the judgment of the Adviser (or Portfolio Manager) in the exercise of its fiduciary obligations to the Trust and to such other clients.

    (e) Will, in connection with the purchase and sale of securities for each Fund, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Fund, and, with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian.

    (f) Will make available to the Trust, promptly upon request, any of the Funds' investment records and ledgers as are necessary to assist the Trust to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

    (g) Will regularly report to the Trust's Board of Trustees on the investment program for each Fund and the issuers and securities represented in each Fund's portfolio, and will furnish the Trust's Board of Trustees with respect to the Funds such periodic and special reports as the Trustees may reasonably request.

  3. Appointment of Portfolio Managers. The Adviser may, at its expense and subject to its supervision, engage one or more persons, including, but not limited to, subsidiaries and affiliated persons of the Adviser, to render any or all of the investment advisory services that the Adviser is obligated to render under this Agreement including, for one or more of the Funds and, to the extent required by applicable law, subject to the approval of the Trust's Board of Trustees and/or the shareholders of one or more of the Funds, a person to render investment advisory services including the provision of a continuous investment program and the determination of the composition of the securities and other assets of such Fund or Funds.

  4. Documentation. The Trust has delivered copies of each of the following documents to the Adviser and will deliver to it all future amendments and supplements thereto, if any:

    (a) the Trust's Registration Statement as filed with the SEC and any amendments thereto; and

    (b) exhibits, powers of attorneys, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

  The Adviser has delivered to the Trust copies of the Adviser's and the Portfolio Managers' Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC. The Adviser agrees to provide the Trust with current copies of the Adviser's and the Portfolio Managers' Forms ADV, and any supplements or amendments thereto, as filed with the SEC.

  5. Records. The Adviser agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Adviser with respect to the Funds by the 1940 Act. The Adviser further agrees that all records which it maintains for the Funds are the property of the Trust and it will promptly surrender any of such records upon request.

  6. Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its obligations under this Agreement, except such expenses as are assumed by the Funds under this Agreement and any expenses that are paid by a party other than the Trust under the terms of any other agreement to which the Trust is a party or a third-party beneficiary. The Adviser further agrees to pay or cause its subsidiaries or affiliates to pay all salaries, fees, and expenses of any officer or Trustee of the Trust who is an officer, director, or employee of the Adviser or a subsidiary or affiliate of the Adviser. The Adviser assumes and shall pay for maintaining its staff and personnel and shall, at its own expense provide the equipment, office space, and facilities necessary to perform its obligations under this Agreement. The Adviser shall not, under the terms of this Agreement, bear the following expenses (although the Adviser or an affiliate may bear certain of these expenses under one or more other agreements):

    (a) Expenses of all audits by Trust's independent public accountants;

    (b) Expenses of the Trust's transfer agent(s), registrar, dividend disbursing agent(s), and shareholder recordkeeping services;

    (c) Expenses of the Trust's custodial services, including recordkeeping services provided by the custodian;

    (d) Expenses of obtaining quotations for calculating the value of each Fund's net assets;

    (e) Expenses of obtaining Portfolio Activity Reports for each Fund;

    (f) Expenses of maintaining the Trust's tax records;

    (g) Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Adviser, its subsidiaries or affiliates, or any Portfolio Manager of the Trust;

    (h) Taxes, if any, levied against the Trust or any of its Funds;

    (i) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for any of the Funds;

    (j) Costs, including the interest expenses, of borrowing money;

    (k) Costs and/or fees incident to meetings of the Trust's shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence and qualification to do business, and the registration of shares with federal and state securities authorities;

    (l) The Trust's legal fees, including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

    (m) Costs of printing certificates representing shares of the Trust;

    (n) Trustees' fees and expenses to trustees who are not officers, employees, or stockholders of the Adviser, its subsidiaries or affiliates, or any Portfolio Manager of the Trust;

    (o) The Trust's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

    (p) Association membership dues;

    (q) Extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

    (r) Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

  7. Liability. The Adviser shall give the Trust the benefit of the Adviser's best judgment and efforts in rendering services under this Agreement. The Adviser may rely on information reasonably believed by it to be accurate and reliable. As an inducement for the Adviser's undertaking to render services unless this Agreement, the Trust agrees that neither the Adviser nor its stockholders, partners, limited partners, officers, directors, employees, or agents shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in performance of the Adviser's duties, or by reason of reckless disregard of the Adviser's investment advisory obligations and duties under this Agreement.

  8. Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed its agent.

  9. Compensation. As compensation for the services rendered under this Agreement, the Trust shall pay to the Adviser a fee at an annual rate of the average daily net assets of each of the Funds as set forth on the Schedule attached hereto. The fees payable to the Adviser for all of the Funds shall be computed and accrued daily and paid monthly. If the Adviser shall serve for less than any whole month, the foregoing compensation shall be prorated.

  10. Non-Exclusivity. It is understood that the services of the Adviser hereunder are not exclusive, and the Adviser shall be free to render similar services to other investment companies and other clients whether or not their investment objectives are similar to those of any of the Funds.

  11. Term and Continuation. This Agreement shall take effect as of the date hereof, and shall remain in effect, unless sooner terminated as provided herein, with respect to a Fund for a period of two years. This Agreement shall continue thereafter on an annual basis with respect to a Fund provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Board of Trustees of the Trust, or (b) by vote of a majority of the outstanding voting shares of the Fund, and provided continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of the Trust, or the Adviser, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended without a majority vote of the outstanding voting shares (as defined in the 1940 Act) of the pertinent Fund or Funds.

  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a particular Fund shall be effective to continue this Agreement with respect to such Fund notwithstanding
(a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund or (b) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. This Agreement will terminate automatically with respect to the services provided by the Adviser in event of its assignment, as that term is defined in the 1940 Act, by the Adviser.

  This Agreement may be terminated:

    (a) by the Trust at any time with respect to the services provided by the Adviser, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust, by vote of a majority of the members of the Board of Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of the Trust, or by a vote of a majority of the outstanding voting shares of the Trust or, with respect to a particular Fund, by vote of a majority of the outstanding voting shares of such Fund, on 60 days' written notice to the Adviser;

    (b) by the Adviser at any time, without the payment of any penalty, upon 60 days' written notice to the Trust.

  12. Use of Name. It is understood that the name "PIMCO Advisors L.P." or "PIMCO" or any derivative thereof or logo associated with those names are the valuable property of the Adviser and its affiliates, and that the Trust and/or the Funds have the right to use such names (or derivatives or logos) only so long as this Agreement shall continue with respect to such Trust and/or Funds. Upon termination of this Agreement, the Trust (or Fund) shall forthwith cease to use such names (or derivatives or logos) and, in the case of the Trust, shall promptly amend its Declaration of Trust to change its name.

  13. Notices. Notices of any kind to be given to the Adviser by the Trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at 800 Newport Center Drive, Newport Beach, California 92660, or to such other address or to such individual as shall be specified by the Adviser. Notices of any kind to be given to the Trust by the Adviser shall be in writing and shall be duly given if mailed or delivered to 2187 Atlantic Street, Stamford, Connecticut 06902, or to such other address or to such individual as shall be specified by the Trust.

  14. Fund Obligation. A copy of the Trust's Agreement and Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and notice is hereby given that the Agreement has been executed on behalf of the Trust by a trustee of the Trust in his or her capacity as trustee and not individually. The obligations of this Agreement shall only be binding upon the assets and property of the Trust and shall not be binding upon any trustee, officer, or shareholder of the Trust individually.

  15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

  16. Miscellaneous. (a) This Agreement shall be governed by the laws of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940, or any rule or order of the SEC thereunder.

    (b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

    (c) The captions in this Agreement are included for convenience only and in no way define any of the provisions hereof or otherwise affect their construction or effect.

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.

                                          PIMCO Advisors Funds

Attest: _____________________________     By: _________________________________
Title:                                       Title:

                                          PIMCO Advisors L.P.

Attest: _____________________________     By: _________________________________
Title:                                       Title:

Attest: _____________________________     By: _________________________________
Title:                                       Title:

                     SCHEDULE TO FORM OF ADVISORY AGREEMENT

    FUND                                                                FEE RATE
    ----                                                                --------
  Tax Exempt Fund......................................................   .30%
  Growth...............................................................   .50%
  International........................................................   .55%
  Target...............................................................   .55%
  Equity Income........................................................   .60%
  Precious Metals......................................................   .60%
  Opportunity..........................................................   .65%
  Innovation...........................................................   .65%

                                                                   APPENDIX B-2

                          FORM OF ADVISORY AGREEMENT

                             PIMCO ADVISORS FUNDS
                             2187 ATLANTIC STREET
                          STAMFORD, CONNECTICUT 06902

                                       , 1996

Pacific Investment Management Company
840 Newport Center Drive
Newport Beach, California 92260

Dear Sirs:

  This will confirm the agreement between the undersigned (the "Trust") and Pacific Investment Management Company (the "Adviser") as follows:

  1. The Trust is an open-end investment company which currently has sixteen separate investment portfolios, one of which is subject to this agreement: the Global Income Fund (the "Fund"). Additional investment portfolios may be established in the future. This Contract shall pertain to the Fund and to such additional investment portfolios as shall be designated in Supplements to this Contract, as further agreed between the Trust and the Adviser. Five separate classes of shares of beneficial interest in the Trust are offered to investors in the Fund. The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objective and restrictions applicable to the Fund as specified in the currently effective Prospectus (the "Prospectus") for the Trust included in the registration statement, as amended from time to time (the "Registration Statement"), filed by the Trust under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933 ("1933 Act"). Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly. Pursuant to a Distribution Contract, as amended (the "Distribution Contract"), between the Trust and PIMCO Advisors Distribution Company (the "Distributor"), the Trust has employed the Distributor to serve as principal underwriter for the shares of beneficial interest of the Trust. Pursuant to an Administration Agreement ("Administration Agreement") between the Trust and the Adviser, the Trust has also retained the Adviser to provide the Trust with administrative and other services.

  2. The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Contract and the Adviser hereby accepts such appointment.

  3. (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this contract and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Contract.

  (b) The Trust shall be responsible for all of its expenses and liabilities, including compensation of its Trustees who are not affiliated with the Adviser, the Distributor or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Trust), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, selling, redeeming, registering and qualifying for sale shares of beneficial interest in the Trust; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; organizational expenses; and extraordinary expenses. Notwithstanding the foregoing, the Trust may enter into a separate agreement, which shall be controlling over this contract, as amended, pursuant to which some or all of the foregoing expenses of this Section 3(b) shall be the responsibility of the other party or parties to that agreement.

  4. (a) The Adviser shall provide to the Trust investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information.

  Consistent with the investment objectives, policies and restrictions applicable to the Trust and the Fund, the Adviser will determine the securities and other assets to be purchased or sold by the Fund and will determine what portion of the Fund shall be invested in securities or other assets, and what portion, if any, should be held uninvested.

  The Trust will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory clients of the Adviser. It is understood that the Adviser will not use any inside information pertinent to investment decisions undertaken in connection with this Contract that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information.

  (b) The Adviser also shall provide to the officers of the Trust administrative assistance in connection with the operation of the Trust and the Fund, which shall include (i) compliance with all reasonable requests of the Trust for information, including information required in connection with the Trust's filings with the Securities and Exchange Commission and state securities commissions, and (ii) such other services as the Adviser shall from time to time determine to be necessary or useful to the administration of the Trust and the Fund.

  (c) As manager of the assets of the Fund, the Adviser shall make investments for the account of the Fund in accordance with the Adviser's best judgment and within the investment objectives, policies, and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code relating to regulated investment companies, subject to policy decisions adopted by the Trust's Board of Trustees.

  (d) The Adviser shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Trust and the Fund and on the performance of its obligations under this Contract and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

  (e) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other of its clients, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution of the order or lower brokerage commissions, if any. The Adviser may also on occasion purchase or sell a particular security for one or more clients in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other customers.

  (f) The Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker might have charged. Such higher commissions may not be paid unless the Adviser determines in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Adviser's overall responsibilities to the Trust and any other of the Adviser's clients.

  5. The Adviser shall give the Trust the benefit of the Adviser's best judgment and efforts in rendering services under this Contract. As an inducement to the Adviser's undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this Contract for any mistake in judgment or in any other event whatsoever, provided that nothing in this Contract shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or the Fund's shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Contract or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

  6. In consideration of the services to be rendered by the Adviser under this Contract, the Fund shall pay the Adviser a monthly fee on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month, at the annual rate of 0.25%.

  If the fees payable to the Adviser pursuant to this paragraph 6 begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Fund shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this Contract, a "business day" is any day the New York Stock Exchange is open for trading.

  7. If the aggregate expenses of every character incurred by, or allocated to, the Trust in any fiscal year, other than interest, taxes, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expense (including, without limitation, litigation and indemnification expense), but including the fees payable under this Contract ("includable expenses"), shall exceed the expense limitations applicable to the Trust imposed by state securities laws or regulations thereunder, as these limitations may be raised or lowered from time to time, the Adviser shall pay the Trust an amount equal to that excess. With respect to portions of a fiscal year in which this Contract shall be in effect, the foregoing limitations shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of the Trust's fiscal year, the Adviser will review the includable expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includable expenses for the balance of that fiscal year. If, as a result of that review and estimation, it appears likely that the includable expenses will exceed the limitations referred to in this paragraph 7 for a fiscal year with respect to the Trust, the monthly fees relating to the Trust payable to the Adviser under this Contract and under the Administration Agreement for such month shall be reduced, subject to a later reimbursement to reflect actual expenses, by an amount equal to a pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includable expenses for the fiscal year (less an amount equal to the aggregate of actual reductions made pursuant to this provision with respect to prior months of the fiscal year) are expected to exceed the limitations provided in this paragraph 7. For purposes of the foregoing, the value of the net assets of each Fund of the Trust shall be computed in the manner specified in paragraph 6, and any payments required to be made by the Adviser shall be made once a year promptly after the end of the Trust's fiscal year.

  8. (a) This Contract shall become effective with respect to the Fund on , 1996 (and, with respect to any amendment, or with respect to any additional fund, the date of the amendment or Supplement hereto) and shall continue in effect with respect to the Fund for a period of more than two years from that date (or, with respect to any additional fund, the date of the Supplement) only so long as the continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Trust's Board of Trustees and (ii) by the vote, cast in person at a meeting called for the purpose, of a majority of the Trust's trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party.

  (b) This Contract may be terminated with respect to the Fund (or any additional fund) at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by a vote of a majority of the Trust's entire Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. This Contract (or any Supplement hereto) shall terminate automatically in the event of its assignment (as defined in the 1940
Act).

  9. Except to the extent necessary to perform the Adviser's obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

  10. The investment management services of the Adviser to the Trust under this contract are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

  11. This Contract shall be construed in accordance with the laws of the State of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

  12. The Declaration of Trust establishing the Trust, dated October 14, 1983, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "PIMCO Advisors Funds" refers to the trustees under the Declaration collectively as trustees and not as individuals or personally, and that no shareholder, trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

  If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                          Very truly yours,

                                          PIMCO Advisors Funds

                                          By: _________________________________
                                             Title:

ACCEPTED:

Pacific Investment Management Company

By: _________________________________
  Title:

                                                                     APPENDIX C
                                    FORM OF
                            SUB-ADVISORY AGREEMENT

  AGREEMENT made this day of       , 199  between PIMCO Advisors L.P.
("Adviser"), a limited partnership, and        ("Sub-Adviser"), a        .

  WHEREAS, PIMCO Advisors Funds (the "Trust") is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

  WHEREAS, the Trust is authorized to issue shares of beneficial interest ("Shares") in separate series, with each such series representing interests in a separate portfolio; and

  WHEREAS, the Trust has established multiple series, including an operational series or a series that is expected to be operational that is designated as
the        Fund, such series together with any other series subsequently established by the Trust, with respect to which the Trust desires to retain the Sub-Adviser to render investment advisory services hereunder, and with respect to which the Sub-Adviser is willing to do so, being herein collectively referred to also as the "Funds"; and

  WHEREAS, the Sub-Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"); and

  WHEREAS, the Trust has retained the Adviser to render management services to
the Funds pursuant to an Investment Advisory Agreement dated as of       ,
199 , and such Agreement authorizes the Adviser to engage Sub-Advisers to discharge the Adviser's responsibilities with respect to the management of the Funds; and

  WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services to one or more of the Funds of the Trust, and the Sub-Adviser is willing to furnish such services to such Funds and the Adviser in the manner and on the terms hereinafter set forth; and

  NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Adviser and the Sub-Adviser as follows:

  1. Appointment. The Adviser hereby appoints          to act as Sub-Adviser
to the          (the "Fund") for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

  In the event the Adviser wishes to retain the Sub-Adviser to render investment advisory services to one or more series other than the Fund, the Adviser shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing, whereupon such series shall become a Fund hereunder, and be subject to this Agreement.

  2. Sub-Advisory Duties. Subject to the supervision of the Trust's Board of Trustees and the Adviser, the Sub-Adviser will provide a continuous investment program for the Fund and determine the composition of the assets of the Fund, including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Fund. The Sub-Adviser will provide investment research and analysis, which may consist of computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Fund's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest, and the Sub-Adviser is hereby authorized to execute and perform such services on behalf of the Fund. To the extent permitted by the investment policies of the Fund, the Sub-Adviser shall make decisions for the Fund as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Fund. The Sub-Adviser will provide the services under this Agreement in accordance with the Fund's investment objective or objectives, investment policies, and investment restrictions as stated in the Trust's Registration Statement filed on Form N-1A with the SEC, as supplemented or amended from time to time, copies of which shall be sent to the Sub-Adviser by the Adviser. In performing these duties, the Sub-Adviser:

    (a) Shall conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust's Board of Trustees, and with the provisions of the Trust's Registration Statement filed on Form N-1A, as supplemented or amended from time to time.

    (b) Shall take no actions in managing the Fund that would cause the Fund to fail to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

    [(b) Shall use reasonable efforts to manage the Fund so that it qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code.]/1/

    (c) Is responsible, in connection with its responsibilities under this
  Section 2, for decisions to buy and sell securities and other investments for the Fund, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Sub-Adviser's primary consideration in effecting a security or other transaction will be to obtain the best execution for the Fund, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Trust, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with
  Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-(T) thereunder, and subject to any other applicable laws and regulations, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to the Sub-Adviser if it is registered as a broker or dealer with the SEC, to its affiliate that is registered as a broker or dealer with the SEC, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Fund or the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and, upon

--------
(1)The bracketed provision constitutes Section 2(b) in the Proposed Van Eck Sub-Advisory Agreement only.

  request, the Sub-Adviser will report on said allocation to the Adviser and Board of Trustees of the Trust, indicating the brokers or dealers to which such allocations have been made and the basis therefor.

    (d) May, on occasions when the purchase or sale of a security is deemed to be in the best interest of the Fund as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in a manner that is fair and equitable in the [reasonable]/2/ judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust and to such other clients.

    (e) Will, in connection with the purchase and sale of securities for the Fund, arrange for the transmission to the custodian for the Trust on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Fund, and, with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Trust's custodian.

    (f) Will assist the custodian and recordkeeping agent(s) for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any portfolio securities or other assets of the Fund for which the custodian and recordkeeping agent(s) seek assistance from the Sub-Adviser or identify for review by the Sub-Adviser.

    (g) Will make available to the Trust and Adviser, promptly upon request, any of the Fund's investment records and ledgers as are necessary to assist the Trust to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

    (h) Will regularly report to the Trust's Board of Trustees on the investment program for the Fund and the issuers and securities represented in the Fund's portfolio, and will furnish the Trust's Board of Trustees with respect to the Fund such periodic and special reports as the Trustees may reasonably request.

    (i) Shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Sub-Adviser has not, to the best of the Sub-Adviser's knowledge:

      (i) been convicted, in the last ten (10) years, of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

      (ii) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company,

--------
(2) The bracketed term is contained in Section 2(d) of the Proposed Van Eck Sub-Advisory Agreement only.

    or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

  3. Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the Registration Statement for the Trust filed with the SEC and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Sub-Adviser is required to be registered. The Adviser has received a current copy of the Sub-Adviser's Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC. The Sub-Adviser agrees to provide the Adviser with current copies of the Sub-Adviser's Form ADV, and any supplements or amendments thereto, as filed with the SEC.

  4. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its services under this Agreement [including, but not limited to, (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties hereunder faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund, including verification and oversight of the pricing of the Fund's portfolio (but excluding determination of net asset value and shareholder accounting services)]/3/. The Sub-Adviser shall not be responsible for any of the following:

    (a) Expenses of all audits by the Trust's independent public accountants;

    (b) Expenses of the Trust's transfer agent(s), registrar, dividend disbursing agent(s), and shareholder recordkeeping services;

    (c) Expenses of the Trust's custodial services, including recordkeeping services provided by the custodian;

    (d) Expenses of obtaining quotations for calculating the value of the Fund's net assets;

    (e) Expenses of obtaining Portfolio Activity Reports for the Fund;

    (f) Expenses of maintaining the Trust's tax records;

    (g) Salaries and other compensation of any of the Trust's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Adviser, its subsidiaries or affiliates, or any Sub-Adviser of the Trust;

    (h) Taxes, if any, levied against the Trust or the Fund;

    (i) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Fund;

    (j) Costs, including the interest expenses, of borrowing money;

    (k) Costs and/or fees incident to meetings of the Trust's shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust's existence, and the registration of shares with federal and state securities or insurance authorities;

--------
(3) The bracketed language is included in Section 4 of the Proposed Van Eck Sub-Advisory Agreement only.

    (l) The Trust's legal fees, including the legal fees related to the registration and continued qualification of the Trust's shares for sale;

    (m) Costs of printing stock certificates representing shares of the Trust;

    (n) Trustees' fees and expenses to trustees who are not officers, employees, or stockholders of the Sub-Adviser or any affiliate thereof;

    (o) The Trust's pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

    (p) Association membership dues;

    (q) Extraordinary expenses of the Trust as may arise, including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

    (r) Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

  5. Compensation. For the services provided, the Adviser will pay the Sub-Adviser a fee accrued and computed daily and, payable monthly, based on the average daily net assets of the Fund as set forth on the Schedule attached hereto.

  6. Seed Money. The Adviser agrees that the Sub-Adviser shall not be responsible for providing money for the initial capitalization of the Trust or the Fund.

  7. Compliance.

  (a) The Sub-Adviser agrees that it shall immediately notify the Adviser and the Trust in the event (i) that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Adviser and the Trust immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

  (b) The Adviser agrees that it shall immediately notify the Sub-Adviser in the event (i) that the SEC has censured the Adviser or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, and (ii) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

  8. Independent Contractor. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Adviser from time to time, have no authority to act for or represent the Adviser in any way or otherwise be deemed its agent. The Sub-Adviser understands that unless expressly provided herein or authorized from time to time by the Trust, the Sub- Adviser shall have no authority to act for or represent the Trust in any way or otherwise be deemed the Trust's agent.

  9. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's or the Adviser's request, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

  10. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.

  11. Services Not Exclusive. It is understood that the services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. [It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlled by or under common control with the Sub-Adviser, and that the Sub-Adviser may have an interest in the Trust. It is also understood that the Sub-Adviser and persons controlled by or under common control with the Sub-Adviser have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses; provided, however, that neither the Sub-Adviser nor any of its affiliates operating under the Van Eck name shall undertake to act as investment adviser or sub-adviser for any other registered investment company that is not sponsored or managed by the Sub-Adviser or one of its affiliates except upon not less than 60 days' prior notice in writing to the Adviser and the Trust]./4/

  12. Liability. Except as provided in Section 13 and as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Adviser agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act") controls the Sub-Adviser shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

  13. Indemnification. The Sub-Adviser agrees to indemnify and hold harmless, the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Adviser and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Adviser (collectively, "SA Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities to the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Sub-Adviser, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Sub-Adviser (other than a SA Indemnified Person), or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the Shares of the Trust or the Fund, or any amendment thereof or any

--------
(4) The bracketed language is included in Section 11 of the Proposed Van Eck Sub-Advisory Agreement only.

supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Trust, or any affiliated person of the Trust by the Sub-Adviser or any affiliated person of the Sub-Adviser (other than a SA Indemnified Person); provided, however, that in no case is the Sub-Adviser's indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligation and duties under this Agreement.

  The Adviser agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Sub-Adviser and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (collectively, "Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which the Sub-Adviser or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser's responsibilities as adviser of the Trust which (i) may be based upon any misfeasance, malfeasance, or nonfeasance by the Adviser, any of its employees or representatives or any affiliate of or any person acting on behalf of the Adviser (other than an Adviser Indemnified Person) or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering Shares of the Trust or the Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Adviser or any affiliated person of the Adviser by the Sub-Adviser or any affiliated person of the Sub-Adviser (other than an Adviser Indemnified Person); provided however, that in no case is the indemnity of the Adviser in favor of the Sub-Adviser, or any affiliated person or controlling person of the Sub-Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

  14. Duration and Termination. This Agreement shall take effect as of the date hereof, and shall remain in effect for two years from such date, and continue thereafter on an annual basis with respect to the Fund; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the entire Board of Trustees of the Trust, or (b) by the vote of a majority of the outstanding voting shares of the Fund, and provided that continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or "interested persons" (as such term is defined in the 1940 Act) of the Trust, the Adviser, or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended without a majority vote of the outstanding shares (as defined in the 1940 Act) of the Fund. This Agreement may be terminated:

    (a) by the Trust at any time with respect to the services provided by the Sub-Adviser, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust, by vote of a majority of the members of the Board of Trustees of the Trust who are not parties to this Agreement or "interested persons" (as such term is defined in the 1940 Act) of the Trust, the Adviser, or the Sub-Adviser, or by a vote of a majority of the outstanding voting shares of the Trust or, with respect to a particular Fund, by vote of a majority of the outstanding voting shares of such Fund, on 60 days' written notice to the Sub-Adviser;

    (b) by the Sub-Adviser at any time, without the payment of any penalty, upon 60 days' written notice to the Trust;

    [(b) by the Sub-Adviser at any time, without payment of any penalty, upon 180 days' notice to the Trust;]/5/

    (c) by the Adviser at any time, without the payment of any penalty, upon 60 days' written notice to the Sub-Adviser.

  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund shall be effective to continue this Agreement with respect to the Fund notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund or (b) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. This Agreement will terminate automatically with respect to the services provided by the Sub-Adviser in event of its assignment, as that term is defined in the 1940 Act, by the Sub-Adviser.

  15. Agreement and Declaration of Trust. A copy of the Agreement and Declaration of Trust for the Trust is on file with the Secretary of the Commonwealth of Massachusetts. The Agreement and Declaration of Trust has been executed on behalf of the Trust by a Trustee of the Trust in his capacity as Trustee of the Trust and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Trust and shall not be binding upon any Trustee, officer, or shareholder of the Trust individually.

  16. Miscellaneous.

  (a) This Agreement shall be governed by the laws of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or rules or orders of the SEC thereunder.

  (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

  (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

  [(d) Except with the agreement or on the specific instructions of the Trustees of the Trust or the Adviser, the Sub-Adviser shall not exercise or procure the exercise of any voting right attaching to investments of the Fund.]/6/

  [(d) The parties hereto acknowledge and agree that the Trust is an express third party beneficiary to this Agreement.

  (e) With respect to any actions brought by the Adviser or the Trust against the Sub-Adviser, the Sub-Adviser: (i) consents to the subject matter and in personam jurisdiction and venue in the United States District Court for the Central District of California; (ii) waives the right to contest the subject matter and in personam jurisdiction and venue in the United States District Court for the Central District of California on any ground; and (iii) agrees that service of process upon it can be made either in person or by certified or registered mail,

--------
(5) The bracketed provision constitutes Section 14(b) in the Proposed Van Eck Sub-Advisory Agreement only.
(6) The bracketed provision constitutes Section 16(d) in the Proposed Van Eck Sub-Advisory Agreement only.

return receipt requested, to the Adviser at 800 Newport Center Drive, Newport Beach, California 92660, or any other address designated by the Adviser as the address to which notices pursuant to this Agreement should be sent. The Sub-Adviser agrees that service to such address shall be deemed to constitute sufficient service of process under both the federal and state rules of civil procedure wherever the case is filed. In the event it is determined that the United States District Court for the Central District of California should lack subject matter jurisdiction for any reason, the Sub-Adviser consents to the subject matter and in personam jurisdiction and venue in a California State court of competent jurisdiction in Orange County.](/7/)

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                                          PIMCO ADVISORS L.P.


_____________________________________     By: _________________________________
Attest:                                     Title:
Title:


_____________________________________     By: _________________________________
Attest:                                     Title:
Title:

                                          [SUB-ADVISER]


_____________________________________     By: _________________________________
Attest:                                     Title:
Title:

--------
(7) The bracketed provisions constitute Sections 16(d) and 16(e) in the Proposed Blairlogie Sub-Advisory Agreement only.

                  SCHEDULE FOR FORM OF SUB-ADVISORY AGREEMENT

     FUND                 SUB-ADVISER                      FEE RATE
     ----                 -----------                      --------
     Tax Exempt Fund      Columbus Circle Investors          .30%
     Growth Fund          Columbus Circle Investors          .34%
     Precious Metals Fund Van Eck Associates Corporation     .35%
     Target Fund          Columbus Circle Investors          .36%
     Equity Income Fund   Columbus Circle Investors          .38%
     Innovation Fund      Columbus Circle Investors          .38%
     International Fund   Blairlogie Capital Management      .40%
     Opportunity Fund     Columbus Circle Investors          .48%

                                                      Appendix D - Form of Proxy

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS I, II AND III.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR each proposal.

  I. Proposal to approve the                  [_] FOR  [_] AGAINST  [_] ABSTAIN
     Agreement and Plan of
     Reorganization.



                                              [_] FOR  [_] AGAINST  [_] ABSTAIN
 II. Proposal to approve the new
     Advisory Agreement.



                                              [_] FOR  [_] AGAINST  [_] ABSTAIN
III. Proposal to approve the new
     Sub-Advisory Agreement (NOTE: FOR
     ALL FUNDS EXCEPT THE GLOBAL
     INCOME FUND)

PLEASE SIGN ON THE REVERSE SIDE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE.

-------------------------------------------------------------------------------

[PAF SERIES] FUND                      PROXY SOLICITED BY THE BOARD OF TRUSTEES
A SERIES OF PIMCO ADVISORS FUNDS

        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS -- DECEMBER 20, 1996

The undersigned hereby appoints Robert A. Prindiville, Stephen J. Treadway and Newton B. Schott, Jr., and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the Fund indicated above, a series of PIMCO Advisors Funds, on December 20, 1996, at 11:00 a.m. Eastern time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

                              PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                              Dated: ____________________________________, 1996

                              _________________________________________________
                                                  Signature

                              _________________________________________________
                                         Signature (if held jointly)